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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-3091

Name of Fund:  Merrill Lynch Series Fund, Inc.

Fund Address:   P.O. Box 9011
                Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill
         Lynch Series Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/03

Date of reporting period: 01/01/03 - 12/31/03

Item 1 - Report to Shareholders


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MERRILL LYNCH SERIES FUND, INC.
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ANNUAL REPORT
DECEMBER 31, 2003
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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 2003
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DEAR SHAREHOLDER:

We are pleased to submit this annual report for Merrill Lynch Series Fund, Inc., in which we summarize the investment performance of each Portfolio and outline our views on the investment environment. Performance information for each Portfolio in Merrill Lynch Series Fund, Inc., excluding the Money Reserves Portfolio, can be found in the tables on pages 12-16 of this report to shareholders.

BALANCED CAPITAL STRATEGY PORTFOLIO

For the 12-month period ended December 31, 2003, the Portfolio had a total return of +21.29%. The unmanaged equity benchmark, the Standard & Poor's (S&P) 500 Index, returned +28.68%, while the unmanaged fixed income benchmark, the Lehman Brothers Aggregate Bond Index, returned +4.10% for the same period.

The year 2003 can be characterized as a "Tale of Two Markets" with U.S. equities struggling during the first quarter, only to enjoy a dramatic recovery thereafter, producing the first full year of positive equity market results since 1999. Geopolitical events were a primary driver of equity market results during the first three months of 2003, relegating most economic and corporate developments to a position of secondary importance. Under these conditions, the S&P 500 Index posted a negative return for the quarter.

Stock prices staged a powerful advance in the second quarter of 2003 with the S&P 500 Index recording its biggest gain since the fourth quarter of 1998. Geopolitical stability, unprecedented fiscal and monetary policy stimulus, accumulating evidence of economic recovery, expectations for second-half earnings improvements and attractive relative valuations propelled stocks higher. Stocks continued to record robust gains in the second half of the year as the economic recovery took hold, punctuated by better than 8% growth in gross domestic product in the third quarter. Accelerating corporate earnings growth led to improved capital spending and employment trends, while consumer spending appeared solid through the critical holiday shopping season. In addition, important international economies like those of China, Brazil and Japan also reported an improved pace of growth, suggesting a period of synchronized global expansion may be forthcoming. Combined with weakness in the U.S. dollar, these conditions were expected to support strong corporate earnings growth into 2004, driving powerful stock price appreciation.

The Portfolio's asset allocation position proved favorable and each asset class outperformed its respective benchmark in 2003. Within the equity portfolio, the pro-cyclical bias of our sector allocation was a major contributor to performance. The materials and industrials sectors, two of the three best-performing sectors of the S&P 500 Index in 2003, represented significant overweights within the Portfolio. Stocks such as U.S. Steel, Alcoa Inc., United Technologies and SPX Corp. were all strong contributors to results.

Stock selection in the financial sector, driven by a near-80% return in FleetBoston Financial Corporation and strong performance from such capital markets-sensitive names as Morgan Stanley and J.P. Morgan Chase & Co., also contributed positively. Finally, the Portfolio's underweight position in the troubled health care sector and avoidance of investments in such competitively challenged companies as Merck & Co., Inc. and Johnson & Johnson also proved beneficial. These factors offset relatively poor results from our technology investments. Valuation concerns limited our overall technology exposure, resulting in a fairly severe performance penalty, since this was the best-performing sector in the S&P 500 Index for the year. Despite better than 60% total returns from Portfolio technology holdings Agere Systems Inc., Commscope, Inc. Agilent Technologies, Inc. and Texas Instruments Incorporated, our results in this sector proved disappointing. Stock selection in the telecommunication services sector was also weak as the performance of our largest position, Verizon Communications, lagged the group.

We continued to adjust our holdings during the year in response to ongoing price volatility. Within the equity portfolio, we further increased our energy exposure. We believe value exists in this sector as sustainably high oil and gas prices are expected to support good earnings and cash flow growth and an improved level of oil field activity. We also increased our technology exposure by adding to and initiating positions in

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companies that we believe enjoy strong competitive positions, solid financial characteristics and proven management while selling at attractive valuation levels for the first time in several years. We believe these companies will be significant beneficiaries of the anticipated recovery in corporate technology spending.

We lowered exposures across the media and entertainment sector. Improved advertising trends and attractive free cash flow characteristics produced an extended period of superior performance for several companies in this sector. As valuations approached historically high levels, we decided to scale back our positions. We also reduced positions in a number of the Portfolio's more economically sensitive investments following substantial stock price gains and valuation expansion.

The fixed income portion of the portfolio was able to avoid much of the interest rate volatility which occurred this year by maintaining a meaningful position in spread sectors. The Portfolio focused on areas with a lower correlation to Treasury issues, such as high yield bonds and mortgage-related securities, which were less vulnerable to fluctuations in interest rates. This strategy also provided for more attractive total returns, as the market was clearly rewarding investors for taking on additional risk. For example, high yield investments, as measured by the unmanaged Merrill Lynch High Yield Index, returned +28.15% for the 12 months ended December 31, 2003, while investment grade corporate bonds, as measured by the unmanaged Merrill Lynch Corporate Master Index, returned +8.31%; and Treasury issues, as measured by the unmanaged Merrill Lynch U.S. Treasury Master Index, returned +2.26% for the same period.

Our emphasis on spread sectors included a focus on corporate bonds (both investment grade and high yield), agency mortgage collateral and collateralized mortgage obligations (CMOs), non-agency CMOs, asset-backed securities and commercial mortgage-backed securities (CMBS). By strategically managing these sectors and taking advantage of opportunities across the markets, we were able to consistently add value to the portfolio. In general, we remained overweight in these sectors throughout the period, with positions 12%-17% above the benchmark in aggregate. In addition to individual security selection, we added to our overweight positions in spread product through the use of total return swaps in the high yield, mortgage and CMBS sectors. By using the derivative market, we were able to receive the return of the appropriate index in exchange for a floating-rate payment.

Our asset allocation position at year end showed 63.8% of net assets invested in equities and 36.2% in debt securities, which includes short-term investments. This compares to 65.4% in equities and 34.6% in debt securities (including short-term investments) at the end of 2002. While the maintenance of a relatively bullish investment position extracted a short-term performance penalty in the first quarter of 2003, it proved to be the key driver of performance during the full year. We continue to anticipate a constructive environment for equities as we move through the early part of 2004, driven by accelerating economic growth, improved corporate and consumer confidence and rising corporate earnings. Given the magnitude of recent stock market gains and the associated increase in valuation, however, we remain sensitive to price and valuation considerations, focusing on improving the overall risk and return profile of the equity portfolio and continually reassessing the wisdom of our equity allocation. Bonds continue to look relatively expensive, in our view, particularly U.S. government securities, as investors remain willing to pay high prices for their perceived safety. This outlook supports our current asset allocation position and, we believe, will produce continued superior returns for our investors in the periods ahead.

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We are pleased to announce that Patrick Maldari now manages the fixed-income portion of the Portfolio. Kurt Schansinger, Senior Portfolio Manager for the Portfolio since 2001, maintains responsibility for overall asset allocation decisions as well as management of the equity portion of the Portfolio. Mr. Maldari has been employed by Merrill Lynch Investment Managers since 1984 and has been Senior Portfolio Manager since 2001. Mr. Maldari, a CFA(R) charterholder, is also head of a team of investment professionals managing investment grade fixed income portfolios and has broad experience managing institutional fixed income portfolios.
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CORE BOND STRATEGY PORTFOLIO

The year started slowly as uncertainty regarding possible war in Iraq, coupled with fears of terrorism in the United States, hurt consumer confidence and prospects for growth. Gross domestic product for the first

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quarter of 2003 grew at only 1.4%, the same rate as the disappointing fourth quarter of 2002. In March, as combat commenced in Iraq, uncertainty began to lift. When all-out war ended soon after, we saw a surge in economic activity, which was most pronounced in the third quarter when growth increased to 8.2%.

The acceleration in economic growth ultimately led to significant volatility in interest rates. The interest rate on the 10-year Treasury note, which began the year at 3.80%, spiked from 3.10% on June 15 to 4.60% on September 2. Investors, it seemed, had begun to factor in a potential tightening by the Federal Reserve Board and continued inflationary pressures.

For the 12-month period ended December 31, 2003, the Portfolio had a total return of +4.95%. The Portfolio's unmanaged benchmark, the Lehman Brothers Aggregate Bond Index, returned +4.10% for the same period.

The Portfolio was able to avoid much of the interest rate volatility we saw during the year by maintaining a meaningful position in spread sectors. That is, we focused on areas with a lower correlation to Treasury issues, such as high yield bonds and mortgage-related securities, which were less vulnerable to fluctuations in interest rates. This strategy also provided for more attractive total returns, as the market was clearly rewarding investors for taking on additional risk. For example, high yield investments, as measured by the unmanaged Merrill Lynch High Yield Index, returned +28.15% for the 12 months ended December 31, 2003. Investment grade corporate bonds, as measured by the unmanaged Merrill Lynch Corporate Master Index, returned +8.31%; and Treasury issues, as measured by the unmanaged Merrill Lynch U.S. Treasury Master Index, returned +2.26% for the same period.

Our emphasis on spread sectors included a focus on corporate bonds (both investment grade and high yield), agency mortgage collateral and collateralized mortgage obligations (CMOs), non-agency CMOs, asset-backed securities and commercial mortgage-backed securities (CMBS). By strategically managing these sectors and taking advantage of opportunities across the markets, we were able to consistently add value to the portfolio. In general, we remained overweight in these sectors throughout the period, with positions 12%-17% above the benchmark in aggregate.

The most significant change during the year was a decision to increase the risk profile of the Portfolio. At the start of the fiscal year, we had no exposure to the high yield sector. Slowly, we established a high yield allocation, with a maximum allocation during the period of approximately 5% of total assets. Given market dynamics during the period, we felt justified in taking on the additional risk associated with high yield securities. Since it appeared that the credit cycle was about to turn and cumulative default rates would continue to decline from their peak of about 11% in the third quarter of 2002, we believed that investors would be compensated for taking on the risk of lower-rated securities. At the same time, we increased our allocation in corporate bonds rated BBB from 15% of total assets to 25%. We also continued to add to our overweight position in the investment-grade corporate area, increasing the overall corporate overweight from approximately 2% of total assets at the beginning of the period to 5% at the close of the year.

In addition to individual security selection, we utilized the derivative market to gain exposure in these same sectors. Throughout the period, we added to our overweight positions in spread product through the use of total return swaps in the high yield, mortgage and CMBS sectors. By using the derivative market, we were able to receive the return of the appropriate index in exchange for a floating-rate payment.

The Portfolio maintained a duration profile relatively close to that of the benchmark throughout the period. Given the steepness of the yield curve and the attractive absolute yields available further out on the curve, we made a conscious decision not to become too short relative to the benchmark, even though interest rates were at historic lows.

As we closed out the year, we continued to position the Portfolio to take advantage of opportunities in higher-beta sectors, such as BBB-rated corporate bonds and high yield securities, because we believe the yield curve will maintain its upward slope. An upward sloping yield curve tends to be a positive for spread sectors. In general, improving economic conditions should continue to support the high yield and investment-grade corporate bond sectors, and recent downward pressure on the U.S. dollar likely will exert upward pressure on the long end of the Treasury yield curve.

We intend to maintain our overweights to spread sectors at 12%-17% above the benchmark weighting and continue to use the derivatives market to help implement overall asset allocation decisions. Given the

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relatively benign interest rate forecast, we will continue to maintain a duration close to that of the benchmark. We do not expect the Federal Reserve Board to increase interest rates in the near term and, in fact, anticipate that monetary policy will remain on hold for some time to ensure a sustainable economic recovery.

FUNDAMENTAL GROWTH STRATEGY PORTFOLIO

For the 12-month period ended December 31, 2003, the Portfolio had a total investment return of +28.78% compared to a return of +25.66% for the unmanaged Standard & Poor's (S&P) 500 Barra Growth Index and +28.68% for the unmanaged benchmark S&P 500 Index. During the second half of 2003, the Portfolio posted a total return of +18.90%, outperforming the +12.95% return of the S&P 500 Barra Growth Index and the +15.14% return of the S&P 500 Index.

The Portfolio underperformed its benchmarks during the first half of the fiscal year because of a lack of meaningful exposure to companies with medium-sized market capitalizations and the failure to realize competitive investment returns by several very large-capitalization stocks in the Portfolio. These companies were Wal-Mart Stores Inc., IBM Corporation and Microsoft Corporation. We sold these positions during a restructuring of the Portfolio's stock holdings in the second quarter of 2003.

The Portfolio achieved above-average performance during the second half of 2003, relative to the market for growth stocks, because of meaningful changes made in the structure of the Portfolio's stock holdings during the second quarter. Relative improvement in investment returns started to show in July and continued on a trend basis through the second half of the year.

Relative to the S&P 500 Barra Growth Index, the Portfolio was most overweight throughout the year in the consumer discretionary sector. During the second half of 2003, the greatest returns in the sector were delivered by Coach Inc., PETsMART Inc., Tiffany & Co., Rogers Communications, Inc., Lowe's Companies, Inc., Starbucks Corporation, NIKE Inc., Ross Stores, Inc. and SYSCO Corporation. Stocks that detracted from total investment returns in the second half of 2003 were Best Buy Co., Inc., InterActiveCorp. and Krispy Kreme Doughnuts, Inc. Nevertheless, the cumulative results of these poor performers were offset by positive stock selection, which had a meaningful net positive impact on absolute and relative investment returns.

The Portfolio's overweight position in the information technology sector was not as significant as its overweight in the consumer discretionary sector. However, the information technology sector stocks made a more significant contribution to the Portfolio's absolute and relative performance results. Leading positive contributors were Intel Corporation, ASM Lithography Holding N.V., Nortel Networks Corporation, Cisco Systems, Inc., SAP AG, SanDisk Corporation, Altera Corporation and Infosys Technologies Limited. Investments that detracted from absolute and relative returns were Citrix Systems, Inc., First Data Corporation, Lexmark International Group, Inc., Yahoo! Inc. and Xilinx, Inc. Again, these negative returns were offset by the substantial positive effect of the majority of investment choices.

In the health care sector, the most positive absolute and relative contributors to the Portfolio's results were investments in Boston Scientific Corporation, Amgen Inc. and Alcon, Inc. The Portfolio had no investments in the major U.S. pharmaceutical companies. The stock price performance, in both absolute and relative terms, for the major U.S. drug companies has been very weak on a trend basis. However, a rise in share prices of major drug companies during the U.S. Congressional debate and passage of the Medicare reform bill late in 2003 had a negative short-term effect on the Portfolio's relative performance. We have been negative on the regulatory and industry fundamentals for this subsector of health care for more than two-and-a-half years and expect to continue to avoid these stocks in the near term.

Stock positions among the Portfolio's ten largest holdings at year end had a positive absolute and relative effect on investment performance. These companies were Intel Corp., Cisco Systems, Inc., 3M Co., Lowe's Companies, Inc., Boston Scientific Corporation and Coach Inc.

At the close of the period, the Portfolio was overweight relative to the S&P 500 Barra Growth Index in consumer discretionary, information technology, industrials and energy. Our outlook for U.S. equity markets for 2004 is positive relative to perceived investment opportunities in fixed income securities. We believe the Portfolio is well positioned to take advantage of investment opportunities in 2004.

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GLOBAL ALLOCATION STRATEGY PORTFOLIO

The Portfolio seeks competitive returns with low to moderate levels of risk compared to most equity funds through a flexible, value-oriented approach. The Portfolio invests in U.S. and global equity and fixed income securities, seeking what we believe are the best investment opportunities worldwide, diversified across asset classes, countries and securities. Within the equity portion of the portfolio, the Portfolio management team looks for undervalued companies that are expected to generate above-average rates of return. In selecting fixed income securities, management focuses on total return and credit analysis. Portfolio diversification is the key means of managing risk.

The year 2003 proved to be both a memorable and dynamic one in terms of the overall global investment environment. The year, which began with investor sentiment depressed by fears of a potential war in Iraq and a Severe Acute Respiratory Syndrome (SARS) epidemic in Asia, ended with investors looking back on the best broad gains for global equity markets since the 1980s. The upswing in equity market returns was supported by broadening evidence of improving economic fundamentals.

As a result of the stimulative effects of aggressive monetary and fiscal policy, the United States concluded the year with a vastly improved economy following the longest and deepest equity bear market since the Great Depression. Consumers continued to spend, capital expenditures decisively turned upward, corporate profits began to rise, job growth began to appear and export markets were reviving. After the initial Iraq war-related setback, the market subsequently registered significant gains with only minor periodic pullbacks. The Standard & Poor's (S&P) 500 Index rose 28.68% during 2003 and, in keeping with many bear market bottoms, greater returns were delivered by smaller-cap and higher-beta equity indexes.

Outside the United States, many international equity markets also performed well, buoyed by the improving U.S. economic fundamentals. In Europe, aided by a significantly weaker dollar, returns to U.S. investors were in excess of 30% in U.S.-dollar terms. Similar returns were achieved in Japan and the Pacific Region overall, while many Asian emerging markets rose in excess of 50% as strong economic growth continued.

Fixed-income markets in the United States recorded slightly higher yields for most Treasury securities, along with record quality spread contraction. The yield on the 10-year U.S. Treasury bond rose from 3.81% at the start of the year to 4.24% at year end. Government bond yields in Japan and the United Kingdom also experienced similar increases during the year. Overall, this proved to be the year of the high yield bond, as investor appetite for risk increased on the back of the Federal Reserve Board's interest rate cuts. June's rate cut moved the Federal Funds rate to just 1%, the lowest level since 1958. This caused fixed income investors to shift their attention toward lower-quality paper during the year, paving the way for U.S. high yield bonds to return nearly 30% in 2003.

The Portfolio enjoyed strong returns for the year, both in absolute terms and relative to its Reference Portfolio. For the 12-month period ended December 31, 2003, the Portfolio had a total return of +35.54%. The Portfolio outperformed the unmanaged benchmark, the Financial Times Stock Exchange (FTSE) World Index, which returned +33.91%, and its Reference Portfolio, which returned +23.23% for the same period. Returns for each component of the Reference Portfolio for the 12 months ended December 31, 2003 were as follows: the unmanaged S&P 500 Index returned +28.68%; the unmanaged FTSE World (ex-U.S.) Index returned +40.72%; the Merrill Lynch Treasury Index GA05 returned +2.51%; and the Citigroup (Non-US$) World Government Bond Index returned +18.52%. Within the context of its historical performance, the Portfolio's returns for the fiscal year, although gratifying, are unusually large and should not be considered typical nor an indication of future results.

The Portfolio's outperformance reflected both the increased volatility of our asset mix and the nearly simultaneous success of many of the Portfolio's investment strategies, including our positioning of the portfolio for a rebound in global equity markets. Positive performance at the beginning of the 12-month period was largely attributed to an asset allocation strategy that included an overweight position in equities, especially U.S. stocks, and a significant underweighting in fixed income, particularly high-quality, long-term U.S. government bonds. During the first half of 2003, the U.S. equity market, driven by positive economic and earnings news, broadly outperformed international markets.

During the latter half of the year, the Portfolio maintained a slightly underweight to neutral equity allocation and benefited from the continued broad-based appreciation in global equity markets, notably in Asia and

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Canada. For the 12-month period as a whole, performance was further enhanced by effective stock selection.

Although underweight in fixed income in general, the make-up of the Portfolio's fixed income portion contributed favorably to performance for the year. The Portfolio had significant exposure to U.S. corporate and high yield securities, in addition to European and Canadian sovereign debt. These positions reflected our belief that these securities would outperform U.S. Treasury issues. Our outlook was realized over the period as corporate bonds rallied to enjoy their strongest returns in more than a decade, and yield spreads narrowed from the record levels seen in October 2002. The contraction in spreads was prompted by economic revitalization, rapidly declining default rates and improving investor confidence in the corporate and high yield sectors.

During 2003, we continued to focus on attractively valued stocks, particularly in the United States and Asia. Our strategy included taking profits in those stocks that outperformed, notably in the information technology and financials sectors in the earlier part of the fiscal year, and in the materials sector later in the period. As of December 31, 2003, the Portfolio's equity allocation was overweight relative to that of its Reference Portfolio at 63.3% of net assets, up slightly from 62.8% at the beginning of the year. The Portfolio's equity exposure peaked at nearly 64% of net assets in February and March 2003. We reduced our allocation to a relatively neutral position by gradually taking profits as global equity markets rebounded during the second half of the fiscal year. The equity allocation at the close of the period reflected a reduction in our U.S. and European equity exposure, which was partially offset by a significant increase in our Asian equity exposure in the last six months of the period.

The Portfolio's U.S. equity weighting decreased during the year from an overweight of 38.0% of net assets to an underweight of 30.4%, while the Portfolio's non-U.S. equity exposure increased from a relatively underweight of 22.1% of net assets to an overweight of 32.9%. During the period, the Portfolio's exposure to European equities decreased from 12.9% of net assets to 10.1%, and our Asian equity exposure increased from 8.5% of net assets to 19.5%. We increased the Portfolio's overweight position in Asian equities, notably in Japan, as global economies recovered and securities remained inexpensive relative to other markets, particularly to U.S. equities.

The Portfolio was significantly underweight in fixed income securities during the fiscal year with 21.9% of net assets invested in bonds worldwide as of December 31, 2003. This compared to the Reference Portfolio's fixed income allocation of 40%. Early in the year, we increased the Portfolio's position in euro-denominated bonds and U.S.-denominated corporate debt and added positions in Canadian sovereign debt. Later in the year, we reduced our overall fixed income weighting by taking profits in the corporate and high yield securities as these markets appreciated. (Please note that the Portfolio's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars.)

Approximately 4.8% of the Portfolio's net assets were invested in convertible securities as of December 31, 2003, compared to 3.8% at the beginning of the period. These securities are reported as a portion of the Portfolio's fixed income investments, although some of these securities may tend to perform similar to equities. Cash reserves during the year decreased from 16.5% of net assets at the start of the period to 14.8% as of December 31, 2003. Cash is actively managed and is an integral part of the Portfolio's investment strategy. Within the Portfolio's current strategy, we consider cash to be zero-duration fixed income investments, including short-term U.S. dollar and non-U.S. dollar fixed income securities and other money market-type instruments.

Compared to its Reference Portfolio, the Portfolio ended the period overweight in equities, significantly underweight in fixed income securities and overweight in cash reserves. In terms of sector allocations, the Portfolio remained overweight in energy, materials and telecommunications and is currently underweight in the industrials, consumer discretionary, technology, health care, consumer staples, utilities and financials sectors. The Portfolio ended the fiscal year with little exposure to long-term, high-grade fixed income securities. We find the yields on these instruments to be unattractive given the associated risk of future interest rate increases.

As for currency exposure, we ended the period underweight in the Japanese yen, slightly overweight the U.S. dollar, with modestly overweight positions in the South Korean won, Indian rupee and Thai baht. The


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Portfolio's overweight in the U.S. dollar can be largely explained by its below-benchmark exposure to the Japanese yen.

At the close of the period, the Portfolio's equity weighting was higher than during most of its history. For that reason, we expect that the Portfolio may exhibit a somewhat higher beta compared to the S&P 500 Index and higher volatility in net asset value than historically has been the case. Nevertheless, given the Portfolio's current positioning, we believe that both of these measures should remain below those typical of most all-equity funds under most market conditions.

HIGH YIELD PORTFOLIO

For the 12-month period ended December 31, 2003, the Portfolio had a total return of +24.40%, compared to a return of +27.94% for the unmanaged Credit Suisse First Boston (CSFB) High Yield Index.

Portfolio performance lagged that of the benchmark as sector allocations, which detracted from performance, outweighed favorable security selection, which added to results. In particular, an underweight in the telecommunications sector hurt performance, as this sector saw rebounds in several formerly distressed credits. In addition, our structured product exposure detracted from performance in part due to the weak earnings of AK Steel, a component of the product. (The Portfolio uses structured products as temporary investments to deal with heavy cash inflows.) Finally, the Portfolio's average cash position of about 7% also was a drag on results.

At the individual security level, the bonds of independent power producers The AES Corporation and Calpine Corporation contributed positively to performance during the year. Both firms completed asset sales and bank refinancings. The AES bonds recovered from distressed levels to end the period well over par. The bonds of American Tower Corporation, the owner of a wireless tower network, also outperformed. American Tower was able to complete a timely senior note issue, which eliminated liquidity concerns. On the downside, sharp deterioration in the bonds of American Commercial Lines hindered performance during the year. Results for this barge operator have remained depressed for far longer than we had expected. We are paying close attention to the company's restructuring and are hopeful that recent signs of improved industrial activity may result in a decent recovery for bondholders.

Spurred by a confluence of positive factors--strong mutual fund inflows, rising equity markets, a declining default rate and improving economic data (particularly in the latter half of the year)--the high yield market had its best year since 1991. Taking on risk was rewarded in 2003, as the lowest tier of the credit spectrum (CCC-rated and defaulted securities) registered an extraordinary total return of more than 50% for the year. In contrast, the 10-year Treasury note returned +1.32%. The spread of the CSFB High Yield Index over U.S. Treasury securities ended the year at 4.86 percentage points, down from 9.47 percentage points at year-end 2002. The spread is currently at its narrowest level since July 1998. At year end, approximately 70% of the high yield universe was trading above par.

Despite the impact of Severe Acute Respiratory Syndrome (SARS) on business and consumer sentiment, along with the commencement of hostilities in Iraq, the high yield market registered positive returns for each month during the first half of the year, including a hefty +5.10% return in April. In July, a sell-off in Treasury issues and a few weeks of negative fund flows weighed on the market. Aided by strong improvement in the industrial economy (as evidenced by data from the Institute for Supply Management), the high yield market posted positive returns for each of the remaining months of the year. The trailing 12-month default rate declined fairly steadily during the year. The final figure of 4.05%, as reported by CSFB, a leading underwriter of high yield bonds, was down from 2002's level of 15.41%. While the improving economy and easier access to capital markets were factors in the lower default rate, a more important contributor may well have been that credits with the worst of the ill-conceived business plans of the late 1990s have already gone bankrupt.

Inflows into high yield mutual funds totaled a record $30.2 billion in 2003, up from $14.2 billion in 2002. (according to data from J.P. Morgan Securities.) Pension funds and other institutions, as well as crossover buyers, were major participants in the high yield market during the year. Issuers took advantage of these favorable market conditions, as a total of 504 issues were priced for a total value of approximately $149.1 billion. This compared to 260 deals for a total of $67.9 billion in 2002. The first quarter was least active in terms of new issues, owing to the SARS scare and war worries. The market showed an increased

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

appetite for risk as the year drew on--the latter half of the year saw a two-fold increase in new issues in the lowest tiers of the credit spectrum (low B and CCC).

We participated in the heavy new-issue calendar, although competition for allocations was fierce. Among our larger purchases during the year were the bonds of Nevada Power Company (an electric utility), Omnova Solutions Inc. (a manufacturer of emulsion polymers, specialty chemicals and decorative products), Star Gas Partners LP(a distributor of heating oil and propane), Millicom International Cellular SA (owns and operates cellular systems worldwide) and Dex Media West LLC (a leveraged buyout of selected yellow pages businesses of Qwest Corporation).

We took advantage of the strong market conditions to liquidate several of our holdings at substantial premiums to par. Among these were the bonds of MTR Gaming, William Lyon Homes, The Hockey Co. and Seagate Technology. We also liquidated distressed positions in Oregon Steel, GB Property Funding and International Wire.

The Portfolio's industry weightings for the year shifted in several sectors. Our weightings declined significantly in both the metals-other and wireless sectors, as bonds of Great Lakes Carbon, P&L Coal Holding and Millicom International, and a preferred of Nextel Communications were all called during the period after dramatic price rebounds. We also reduced our holdings in the domestic cable sector for relative value reasons. We increased our weightings in the chemicals and automotive sectors, as several attractively priced new issues came to market. Our heaviest overweights relative to the CSFB High Yield Index are in the energy-other, chemicals, packaging and paper sectors. Energy-other is a diverse sector that includes very stable subsectors, such as propane distributors, and more volatile sectors such as refining and oil service. Given lower gasoline inventories and high oil and natural gas prices, fundamentals seem quite favorable for both refining and oil service. Our overweight to the chemicals sector reflects our expectation of a recovery in the industrial economy. Importantly, this portion of the Portfolio includes a number of bonds of specialty chemical credits, which tend to be more stable. We favor packaging for its stable end markets--food, beverages and household products such as detergent. We prefer paper for the hard asset nature of this sector (timberlands and mills). In addition, two major players just announced price hikes for newsprint and pulp. We remain comfortable with these overweights.

As of December 31, 2003, the Portfolio's average credit rating was B+, as measured by Standard & Poor's. This compares to a B rating for our benchmark. The Portfolio's cash position was approximately 3% at year end. Given the high yield market's strong technical tailwinds, we feel comfortable with our relatively low cash position and the Portfolio's overall positioning. While the high yield market's return for 2004 is likely to be modest compared to last year, given that so much of the universe is trading over par, it should still be a good year for the high yield asset class relative to other fixed income alternatives.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

The year started slowly as uncertainty regarding possible war in Iraq, coupled with fears of terrorism in the United States, hurt consumer confidence and prospects for growth. Gross domestic product for the first quarter of 2003 grew at only 1.4%, the same rate as the disappointing fourth quarter of 2002. In March, as combat commenced in Iraq, uncertainty began to lift. When all-out war ended soon after, we saw a surge in economic activity, which was most pronounced in the third quarter when growth increased to 8.2%.

The acceleration in economic growth ultimately led to significant volatility in interest rates. The interest rate on the 10-year Treasury note, which began the year at 3.80%, spiked from 3.10% on June 15 to 4.60% on September 2, 2003. Investors, it seemed, had begun to factor in a potential tightening by the Federal Reserve Board and continued inflationary pressures.

For the 12-month period ended December 31, 2003, the Portfolio had a total return of +2.26%. The Portfolio's unmanaged benchmark, the Citigroup Government/Mortgage Index, returned +2.76% for the same period.

The Portfolio maintained a duration profile longer than that of the benchmark throughout the period. This helped the Portfolio during the first half of the year, but as interest rates made their move higher in the second half of the year, the Portfolio began to underperform. We maintained this duration profile in light of the steepness of the yield curve and the attractive absolute yields available further out on the curve.

The most significant change throughout the year was reducing the Portfolio's overall exposure to agency debentures in favor of structured product. This underweight allowed us to avoid much of the turmoil that occurred during the year within the agency market, thus reducing the overall volatility of Portfolio returns.

Our emphasis on structured products included a focus on agency mortgage collateral and collateralized mortgage obligations (CMOs), non-agency CMOs, Fannie Mae delegated underwriting and servicing (FNMA DUS) securities, Government National Mortgage Association (GNMA) project loans, asset-backed securities and commercial mortgage-backed securities (CMBS). By strategically managing these sectors and taking advantage of opportunities available across the markets, we were able to add value to the Portfolio. In general, we remained overweight in these sectors throughout 2003 with a special focus on commercial loans in the form of CMBS, FNMA DUS securities and GNMA project loans (listed under CMOs in the schedule of investments). The commercial loan marketplace performed exceptionally well in 2003. Commercial spreads benefited largely from a growing perception that the sector provides a relative "safe-haven" from the spread and average life volatility exhibited by competing fixed income sectors.

In addition to individual security selection in these sectors, we also utilized derivative securities to gain exposure to certain markets. Throughout the period, we added to our overweight positions in spread product through the use of total return swaps in the mortgage and CMBS sectors. By using the derivative market, we were able to receive the return of the appropriate index in exchange for a floating-rate payment.

As the year closed, we continued to position the Portfolio to take advantage of opportunities in spread sectors and remained underweight in agency debt in favor of structured product. We employed this strategy because we believe that the yield curve will maintain its upward slope, which historically has proved to be a positive for spread sectors, and agency spreads will remain volatile.

We intend to maintain our overweights to structured product and to continue to use the derivatives market to help implement our overall asset allocation decisions. Given the recent duration extension of the benchmark and the relatively benign interest rate forecast, we have moved the Portfolio's duration closer to the benchmark level. We do not expect the Federal Reserve Board to increase interest rates in the near term and, in fact, anticipate that monetary policy will remain on hold for a significant part of the new year to ensure a sustainable economic recovery.

LARGE CAP CORE STRATEGY PORTFOLIO

Large Cap Core Strategy Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies that Fund management selects from among those included in the Russell 1000 Index. Our investment process attempts to add value through both security selection and portfolio construction. Security selection involves the use of quantitative selection criteria, including earnings momentum, earnings surprise and valuation. These criteria are input into a proprietary quantitative model and are subject to selective fundamental overrides. Portfolio construction consists of an optimization process with risk management controlling style, capitalization, sector and individual security allocations.

For the 12-month period ended December 31, 2003, the Portfolio had a total return of +32.52%, 2.63 percentage points ahead of the unmanaged benchmark, the Russell 1000 Index, which returned +29.89% for the same period. The Portfolio's relative outperformance was a result of stock selection within the health care, industrials and consumer discretionary sectors. The Portfolio also benefited from an underweighted position in telecommunication services.

The year 2003 marked the end of the longest and deepest equity bear market in the United States since the Great Depression. The equity market recorded better-than-consensus returns as a result of better-than-expected earnings that came from stunning productivity gains and modest revenue growth.

Although the market struggled somewhat prior to commencement of war in Iraq, once conflict began, it moved decisively ahead. In fact, through year end, the market never experienced more than a 5% pullback. As is the usual case after a major bear market low, the best performers were companies characterized as lower-quality, high-beta names. Small cap companies also fared well. Fixed-income markets witnessed record quality spread contraction along with slightly higher yields for most Treasury securities.

At the end of 2003, the U.S. economy was performing well and was seen as more balanced than was the case at the beginning of the year. Along with stimulative monetary and fiscal policy and continued strong consumer spending, capital spending decisively turned up, job growth began and export markets started to revive.

Throughout the year, we continued to concentrate on more cyclical areas of the marketplace, focusing on companies and sectors with good near-term earnings prospects and reasonable valuations. As a result of this strategy, we carried above-benchmark weights in the technology and consumer discretionary sectors and below-benchmark weights in financials, consumer staples and energy. During the latter half of the year, we added to information technology, utilities, telecommunication services and industrials, and reduced our weightings in health care, financials and energy. Significant purchases included Lehman Brothers Holdings, Inc., Citigroup Inc., Western Digital Corporation and SanDisk Corporation. We liquidated holdings in Bank of America Corporation, U.S. Bancorp and Washington Mutual, Inc.

Favorable liquidity conditions, stimulative fiscal policy and rising earnings expectations have been responsible for the first year of the equity bull market that began in October 2002. However, we believe the stimulus from falling interest rates and excess liquidity that helped fuel consumer spending throughout the economic downturn is likely to diminish, and the economic growth baton will pass from the U.S. consumer to the rest of the U.S. economy and the world. Higher confidence levels regarding sustainability of growth, an easing of deflation fears and a declining dollar are likely to cause rising interest rates across the yield curve, prompting the Federal Reserve Board to begin increasing the Federal Funds rate, which is at a two-generation low of 1%, to more normal levels.

Certainly, earnings growth is a requirement for the equity bull market to continue. While we expect earnings growth to continue in 2004, the advance is likely to be less robust with less breadth. In such an environment, good stock selection is paramount. Higher-quality, higher-capitalization, lower-beta and non-U.S. securities are likely to have better relative performance in 2004, in our view. While the cyclical environment remains positive, as equity prices advance and the business cycle matures, the secular problems of high debt, low savings and the twin deficits may rear their ugly heads. Our 2004 outlook remains in the context of an 8-5-2 world: 8% return for stocks, 5% for bonds and 2% for cash over a five-year -- ten-year period. Inside the markets, we expect that the phrase "a stock picker's market" will remain relevant, and it is likely that intelligent trading and tactical asset allocation will continue to be rewarded.

MONEY RESERVE PORTFOLIO

For the 12-month period ended December 31, 2003, the Portfolio had a net annualized yield of .89%. As of December 31, 2003, the Portfolio had a seven-day yield of .78%. The average portfolio maturity was 67 days as of December 31, 2003, compared to 59 days at June 30, 2003.

U.S. economic growth dramatically advanced during 2003 from a sub par 1.4% in the first quarter to an impressive 8.2% in the third quarter. During the last six months, many sectors of the economy showed marked improvement. The labor market continued to recuperate with initial claims for jobless insurance in December averaging 356,000, and the number of workers receiving benefits falling below 3.3 million. Both statistics are at the lowest levels seen in more than two years. Consumer spending was on a stronger path, and the manufacturing sector strengthened significantly with December's Institute for Supply Management Index coming in at 66.2%, reaching its highest level in more than two decades. Inflation continued to edge down in the face of upside economic growth, reinforcing investors' sense that the Federal Reserve Board can be patient with strong growth.

One threat to this upside scenario appeared to be the weakening dollar. In the last quarter of the year, the dollar fell about 20% against the euro. While the weakening dollar has been a positive for U.S. exports of goods and services, there is some concern that the dollar's slide could eventually drive up long-term interest rates if foreign investors avoid the U.S. markets.

During the last six months of the year, the Portfolio maintained an average maturity ranging from a low of 57 days to a high of 69 days. While the fear of deflation has waned, the low-inflation environment has kept the Federal Fund's rate at 1% during this time.

Our strategy has remained fairly consistent throughout the period. Early in the period, when deflation fears were at their highest and economic news was inconsistent, the short end of the yield curve rallied significantly in expectation that the Federal Reserve Board would potentially slash interest rates to a level below 1%. At that point, we focused our investing in the short end of the curve and allowed the Portfolio's average life fall to a low of 48 days, as we felt that the inevitable steeper yield curve would provide us better entry points on longer-dated securities. The steepening of the yield curve eventually occurred as fiscal stimulus, combined with the effects of lower interest rates, started to have a positive impact on the economy in the fourth quarter. We took advantage of the higher rates by purchasing longer-dated callable U.S. agency securities, as they offered yield enhancement and the potential for price appreciation. With the market then more fairly priced, in our view, we moved our average life out to the mid-to-high 60-day range.

Looking ahead, the economy appears to have turned the corner with the 2004 consensus forecast for U.S. real growth of 4.4%. Despite this, we believe that the Federal Reserve Board will keep interest rates unchanged because of persistently low inflation and its strong desire to reduce the risk of deflation.

The Portfolio's composition at the end of December and as of our last report to shareholders is detailed below:

--------------------------------------------------------------------------------
                                                              12/31/03   6/30/03
--------------------------------------------------------------------------------
Certificates of Deposit--Yankee.............................     1.7%       5.8%
Commercial Paper............................................    39.0       50.3
Corporate Notes.............................................     1.3        1.6
Funding Agreements..........................................     9.3        8.7
Government Agency Notes.....................................    10.2         --
Medium-Term Notes...........................................    12.1        8.9
Repurchase Agreements.......................................     4.2         --
U.S. Government, Agency & Instrumentality
  Obligations--Non-Discount.................................    22.1       25.1
Other Assets Less Liabilities...............................     0.1         --
Liabilities in Excess of Other Assets.......................      --       (0.4)
                                                               -----      -----
Total.......................................................   100.0%     100.0%
                                                               =====      =====
--------------------------------------------------------------------------------

IN CONCLUSION

We thank you for your continued investment in Merrill Lynch Series Fund, Inc., and we look forward to serving your investment needs in the future.

Sincerely,

-s- Terry K. Glenn
Terry K. Glenn
President and Director
February 11, 2004

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Performance Information
December 31, 2003
--------------------------------------------------------------------------------
                          RECENT PERFORMANCE RESULTS*

-------------------------------------------------------------------------------------------------
                                                              6-MONTH    12-MONTH
                                                               TOTAL      TOTAL      STANDARDIZED
AS OF DECEMBER 31, 2003                                       RETURN      RETURN     30-DAY YIELD
-------------------------------------------------------------------------------------------------
BALANCED CAPITAL STRATEGY PORTFOLIO                           +11.05%    +21.29%          --
-------------------------------------------------------------------------------------------------
CORE BOND STRATEGY PORTFOLIO                                  + 0.61     + 4.95         3.12%
-------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH STRATEGY PORTFOLIO                         +18.90     +28.78           --
-------------------------------------------------------------------------------------------------
GLOBAL ALLOCATION STRATEGY PORTFOLIO                          +17.25     +35.54           --
-------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                          + 8.91     +24.40         7.21
-------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                        - 0.73     + 2.26         2.84
-------------------------------------------------------------------------------------------------
LARGE CAP CORE STRATEGY PORTFOLIO                             +17.83     +32.52           --
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*

---------------------------------------------------------------------------------------------------
                                                                 ONE        FIVE YEARS    TEN YEARS
                                                              YEAR ENDED      ENDED         ENDED
                                                               12/31/03      12/31/03     12/31/03
                                                              ----------    ----------    ---------
---------------------------------------------------------------------------------------------------
BALANCED CAPITAL STRATEGY PORTFOLIO                            +21.29%        +2.40%       + 6.61%
---------------------------------------------------------------------------------------------------
CORE BOND STRATEGY PORTFOLIO                                   + 4.95         +5.89        + 6.33
---------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH STRATEGY PORTFOLIO                          +28.78         -0.54        +10.48
---------------------------------------------------------------------------------------------------
GLOBAL ALLOCATION STRATEGY PORTFOLIO                           +35.54         +4.65        + 6.62
---------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                           +24.40         +4.16        + 5.21
---------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                         + 2.26         +5.77        + 6.15
---------------------------------------------------------------------------------------------------
LARGE CAP CORE STRATEGY PORTFOLIO                              +32.52         +2.84        + 8.07
---------------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

BALANCED CAPITAL STRATEGY PORTFOLIO

                                                                                        LEHMAN BROTHERS         MERRILL LYNCH
                                          BALANCED CAPITAL      STANDARD & POOR'S        AGGREGATE BOND        DOMESTIC MASTER
                                        STRATEGY PORTFOLIO+       500 INDEX++++             INDEX+++            BOND INDEX++++
                                        -------------------     -----------------       ---------------        ---------------
12/93                                          10000                  10000                  10000                  10000
12/94                                           9495                  10132                   9708                   9718
12/95                                          11161                  13939                  11502                  11517
12/96                                          12759                  17140                  11919                  11931
12/97                                          15204                  22858                  13070                  13083
12/98                                          16850                  29391                  14206                  14243
12/99                                          20255                  35575                  14089                  14107
12/00                                          19260                  32336                  15727                  15761
12/01                                          17959                  28493                  17055                  17073
12/02                                          15643                  22196                  18804                  18850
12/03                                          18972                  28563                  19576                  19627

+ Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Balanced Capital Strategy Portfolio invests in U.S. and foreign equity and fixed income securities.
++ This unmanaged index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged market-weighted index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment-grade (rated BBB or better) corporate bonds. The Portfolio recently changed its fixed income benchmark from the Merrill Lynch Domestic Master Bond Index to the Lehman Brothers Aggregate Bond Index. Portfolio management believes that the new fixed income benchmark provides for a better comparison relative to the Portfolio's investment objectives.
++++ This unmanaged index is comprised of the entire universe of domestic investment grade bonds including U.S. Treasury bonds, corporate bonds and mortgages.
Past performance is not predictive of future results.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment (Continued)
--------------------------------------------------------------------------------

CORE BOND STRATEGY PORTFOLIO

                                                                                                    LEHMAN BROTHERS AGGREGATE
                                                               CORE BOND STRATEGY PORTFOLIO+               BOND INDEX++
                                                               -----------------------------        -------------------------
12/93                                                                      10000                              10000
12/94                                                                       9487                               9708
12/95                                                                      11446                              11502
12/96                                                                      11763                              11919
12/97                                                                      12798                              13070
12/98                                                                      13880                              14206
12/99                                                                      13554                              14089
12/00                                                                      14851                              15727
12/01                                                                      16014                              17055
12/02                                                                      17607                              18804
12/03                                                                      18479                              19576

 + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Core Bond Strategy Portfolio normally invests at least 80% of its net assets in fixed income securities of any kind.
++ This unmanaged market-weighted index is comprised of U.S. Government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment-grade (rated BBB or better) corporate bonds.
Past performance is not predictive of future results.

FUNDAMENTAL GROWTH STRATEGY PORTFOLIO

                                                                FUNDAMENTAL GROWTH STRATEGY
                                                                         PORTFOLIO+               STANDARD & POOR'S 500 INDEX++
                                                                ---------------------------       -----------------------------
12/93                                                                      10000                              10000
12/94                                                                       9307                              10132
12/95                                                                      12597                              13939
12/96                                                                      15062                              17140
12/97                                                                      20146                              22858
12/98                                                                      27838                              29391
12/99                                                                      38691                              35575
12/00                                                                      36223                              32336
12/01                                                                      29408                              28493
12/02                                                                      21034                              22196
12/03                                                                      27088                              28563

 + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Fundamental Growth Strategy Portfolio invests in equity securities of U.S. companies of any size, but emphasizes equity securities of companies with the potential to achieve above-average earnings growth.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
Past performance is not predictive of future results.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment (Continued)
--------------------------------------------------------------------------------

GLOBAL ALLOCATION STRATEGY PORTFOLIO

                                                    GLOBAL ALLOCATION
                                                   STRATEGY PORTFOLIO+       REFERENCE PORTFOLIO+++        FTSE WORLD INDEX++
                                                   -------------------       ----------------------        ------------------
12/93                                                   10000.00                    10000.00                    10000.00
12/94                                                    9838.00                    10248.00                    10583.00
12/95                                                   10865.00                    12606.00                    12659.00
12/96                                                   12362.00                    13974.00                    14331.00
12/97                                                   13811.00                    15781.00                    16537.00
12/98                                                   15122.00                    18918.00                    20347.00
12/99                                                   18352.00                    21428.00                    25637.00
12/00                                                   16623.00                    20499.00                    22797.00
12/01                                                   15222.00                    18902.00                    19117.00
12/02                                                   14002.00                    17810.00                    15473.00
12/03                                                   18978.00                    21947.00                    20719.00

  + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Global Allocation Strategy Portfolio invests in a portfolio of equity, debt and money market securities.
 ++ This unmanaged market capitalization-weighted Index is comprised of nearly
    2000 equities from 24 countries in 12 regions, including the United States. +++ This unmanaged Reference Portfolio is a weighted Index comprised of 36% of the unmanaged Standard & Poor's 500 Index, 24% FTSE World Index (Ex-U.S.) Equities, 24% Merrill Lynch Treasury Index GA05, and 16% Citigroup World Government Bond Index (Ex-U.S.).
Past performance is not predictive of future results.

HIGH YIELD PORTFOLIO

                                                                                                 CREDIT SUISSE FIRST BOSTON HIGH
                                                                   HIGH YIELD PORTFOLIO+                  YIELD INDEX++
                                                                   ---------------------         -------------------------------
12/93                                                                      10000                              10000
12/94                                                                       9812                               9903
12/95                                                                      11491                              11624
12/96                                                                      12907                              13068
12/97                                                                      14293                              14718
12/98                                                                      13551                              14803
12/99                                                                      14344                              15289
12/00                                                                      13606                              14492
12/01                                                                      13838                              15333
12/02                                                                      13358                              15809
12/03                                                                      16617                              20226

 + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. High Yield Portfolio invests under normal circumstances at least 80% of its net assets in fixed income securities with lower credit, which means credit quality equivalent to or below the fourth highest rating level of recognized rating agencies.
++ This unmanaged market-weighted Index is comprised of high-yield debt securities rated BBB or lower.
Past performance is not predictive of future results.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment (Concluded)
--------------------------------------------------------------------------------

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                                                                INTERMEDIATE GOVERNMENT BOND      CITIGROUP GOVERNMENT/MORTGAGE
                                                                         PORTFOLIOI                          INDEXII
                                                                ----------------------------      -----------------------------
12/93                                                                      10000                              10000
12/94                                                                       9522                               9731
12/95                                                                      11318                              11466
12/96                                                                      11614                              11889
12/97                                                                      12592                              13018
12/98                                                                      13718                              14158
12/99                                                                      13546                              14075
12/00                                                                      15123                              15811
12/01                                                                      16172                              17027
12/02                                                                      17757                              18762
12/03                                                                      18160                              19280

 + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Intermediate Government Bond Portfolio invests at least 80% of its net assets in bonds and other debt securities that are issued or guaranteed by the U.S. government or U.S. government agencies or government-sponsored enterprises.
++ This unmanaged Index is comprised of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC debentures and treasury securities.
Past performance is not predictive of future results.

LARGE CAP CORE STRATEGY PORTFOLIO

                                                                  LARGE CAP CORE STRATEGY
                                                                         PORTFOLIO+                    RUSSELL 1000 INDEX++
                                                                  -----------------------              --------------------
12/93                                                                     10000.00                           10000.00
12/94                                                                      9488.00                           10039.00
12/95                                                                     11455.00                           13830.00
12/96                                                                     13349.00                           16935.00
12/97                                                                     16349.00                           22498.00
12/98                                                                     18892.00                           28578.00
12/99                                                                     24868.00                           34554.00
12/00                                                                     22414.00                           31863.00
12/01                                                                     20180.00                           27896.00
12/02                                                                     16397.00                           21856.00
12/03                                                                     21730.00                           28389.00

  + Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Large Cap Core Strategy Portfolio generally invests in at least 80% of its net assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000 Index.
 ++ This unmanaged index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Portfolio is managed to this broad-based index, which provides for a better comparison relative to the S&P 500 Index.
Past performance is not predictive of future results.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2003                (in U.S. dollars)
--------------------------------------------------------------------------------

                                             SHARES                                                                   PERCENT OF
COUNTRY              INDUSTRIES++             HELD                     COMMON STOCKS                     VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
BERMUDA         IT SERVICES                     200,000   +Accenture Ltd. (Class A)...............   $    5,264,000       0.5%
                --------------------------------------------------------------------------------------------------------------
                INSURANCE                       275,000   ACE Limited.............................       11,390,500       1.2
                                                 50,000   XL Capital Ltd. (Class A)...............        3,877,500       0.4
                                                                                                     --------------     -----
                                                                                                         15,268,000       1.6
                --------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS IN BERMUDA                 20,532,000       2.1
--------------------------------------------------------------------------------------------------------------------------------
CANADA          OIL & GAS                       175,000   EnCana Corp. ...........................        6,902,000       0.7
                --------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS IN CANADA                   6,902,000       0.7
--------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS     FOOD PRODUCTS                   125,000   Unilever NV (NY Registered Shares)......        8,112,500       0.9
                --------------------------------------------------------------------------------------------------------------
                OIL & GAS                        75,000   Royal Dutch Petroleum Company (NY
                                                            Registered Shares)....................        3,929,250       0.4
                --------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS IN THE NETHERLANDS         12,041,750       1.3
--------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND     FOOD PRODUCTS                    50,000   Nestle SA (Registered Shares)...........       12,492,420       1.3
                --------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS IN SWITZERLAND             12,492,420       1.3
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES   AEROSPACE & DEFENSE             325,000   Honeywell International Inc. ...........       10,864,750       1.1
                                                100,000   Northrop Grumman Corporation............        9,560,000       1.0
                                                275,000   Raytheon Company........................        8,261,000       0.9
                                                125,000   United Technologies Corporation.........       11,846,250       1.2
                                                                                                     --------------     -----
                                                                                                         40,532,000       4.2
                --------------------------------------------------------------------------------------------------------------
                BEVERAGES                       225,000   Anheuser-Busch Companies, Inc. .........       11,853,000       1.2
                --------------------------------------------------------------------------------------------------------------
                BUILDING PRODUCTS               325,000   Masco Corporation.......................        8,908,250       0.9
                --------------------------------------------------------------------------------------------------------------
                CAPITAL MARKETS                 200,000   J.P. Morgan Chase & Co. ................        7,346,000       0.8
                                                200,000   Janus Capital Group Inc. ...............        3,282,000       0.3
                                                350,000   Mellon Financial Corporation............       11,238,500       1.2
                                                175,000   Morgan Stanley..........................       10,127,250       1.0
                                                                                                     --------------     -----
                                                                                                         31,993,750       3.3
                --------------------------------------------------------------------------------------------------------------
                CHEMICALS                       100,000   E.I. du Pont de Nemours and Company.....        4,589,000       0.5
                --------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS                 85,000   PNC Bank Corp. .........................        4,652,050       0.5
                                                225,000   Wells Fargo & Company...................       13,250,250       1.3
                                                                                                     --------------     -----
                                                                                                         17,902,300       1.8
                --------------------------------------------------------------------------------------------------------------
                COMMUNICATIONS                  460,000   +CommScope, Inc. .......................        7,511,800       0.8
                EQUIPMENT
                --------------------------------------------------------------------------------------------------------------
                COMPUTERS &                     300,000   Hewlett-Packard Company.................        6,891,000       0.7
                PERIPHERALS
                                                130,000   International Business Machines
                                                            Corporation...........................       12,048,400       1.3
                                                                                                     --------------     -----
                                                                                                         18,939,400       2.0
                --------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL           275,000   Citigroup Inc. .........................       13,348,500       1.4
                SERVICES
                --------------------------------------------------------------------------------------------------------------
                DIVERSIFIED                     300,000   Verizon Communications..................       10,524,000       1.1
                TELECOMMUNICATION
                SERVICES
                --------------------------------------------------------------------------------------------------------------
                ELECTRONIC EQUIPMENT &          350,000   +Agilent Technologies, Inc. ............       10,234,000       1.1
                INSTRUMENTS
                --------------------------------------------------------------------------------------------------------------
                ENERGY EQUIPMENT &              200,000   GlobalSantaFe Corporation...............        4,966,000       0.5
                SERVICES
                                                100,000   Schlumberger Limited....................        5,472,000       0.5
                                                100,000   +Weatherford International Ltd. ........        3,600,000       0.4
                                                                                                     --------------     -----
                                                                                                         14,038,000       1.4
                --------------------------------------------------------------------------------------------------------------
                FOOD PRODUCTS                   125,000   General Mills, Inc. ....................        5,662,500       0.6
                --------------------------------------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT           275,000   Baxter International Inc. ..............        8,393,000       0.9
                & SUPPLIES
                --------------------------------------------------------------------------------------------------------------
                HEALTH CARE PROVIDERS           150,000   Aetna Inc. (New Shares).................       10,137,000       1.1
                &
                SERVICES

                                                100,000   CIGNA Corporation.......................        5,750,000       0.6
                                                250,000   HCA Inc. ...............................       10,740,000       1.1
                                                                                                     --------------     -----
                                                                                                         26,627,000       2.8
                --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                             SHARES                                                                   PERCENT OF
COUNTRY              INDUSTRIES++             HELD                     COMMON STOCKS                     VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                HOTELS, RESTAURANTS &           100,000   Carnival Corporation....................   $    3,973,000       0.4%
                LEISURE
                                                350,000   McDonald's Corporation..................        8,690,500       0.9
                                                                                                     --------------     -----
                                                                                                         12,663,500       1.3
                --------------------------------------------------------------------------------------------------------------
                HOUSEHOLD PRODUCTS              225,000   Kimberly-Clark Corporation..............       13,295,250       1.4
                --------------------------------------------------------------------------------------------------------------
                IT SERVICES                     100,000   +Computer Sciences Corporation..........        4,423,000       0.5
                --------------------------------------------------------------------------------------------------------------
                INDUSTRIAL                      300,000   General Electric Company................        9,294,000       1.0
                CONGLOMERATES
                                                450,000   Tyco International Ltd. ................       11,925,000       1.2
                                                                                                     --------------     -----
                                                                                                         21,219,000       2.2
                --------------------------------------------------------------------------------------------------------------
                INSURANCE                       175,000   American International Group, Inc. .....       11,599,000       1.2
                                                250,000   Prudential Financial, Inc. .............       10,442,500       1.1
                                                                                                     --------------     -----
                                                                                                         22,041,500       2.3
                --------------------------------------------------------------------------------------------------------------
                MACHINERY                       250,000   Dover Corporation.......................        9,937,500       1.0
                                                125,000   ITT Industries, Inc. ...................        9,276,250       1.0
                                                175,000   +SPX Corporation........................       10,291,750       1.1
                                                                                                     --------------     -----
                                                                                                         29,505,500       3.1
                --------------------------------------------------------------------------------------------------------------
                MEDIA                           235,000   Clear Channel Communications, Inc. .....       11,005,050       1.1
                                                350,000   +The Interpublic Group of Companies,
                                                            Inc. .................................        5,460,000       0.6
                                                350,000   +Liberty Media Corporation (Class A)....        4,161,500       0.4
                                                275,000   Viacom, Inc. (Class B)..................       12,204,500       1.3
                                                250,000   The Walt Disney Company.................        5,832,500       0.6
                                                                                                     --------------     -----
                                                                                                         38,663,550       4.0
                --------------------------------------------------------------------------------------------------------------
                METALS & MINING                 200,000   Alcoa Inc. .............................        7,600,000       0.8
                                                 75,000   Nucor Corporation.......................        4,200,000       0.4
                                                250,000   United States Steel Corporation.........        8,755,000       0.9
                                                                                                     --------------     -----
                                                                                                         20,555,000       2.1
                --------------------------------------------------------------------------------------------------------------
                OIL & GAS                       100,000   Anadarko Petroleum Corporation..........        5,101,000       0.5
                                                200,000   Devon Energy Corporation................       11,452,000       1.2
                                                200,000   Exxon Mobil Corporation.................        8,200,000       0.8
                                                200,000   Murphy Oil Corporation..................       13,062,000       1.4
                                                                                                     --------------     -----
                                                                                                         37,815,000       3.9
                --------------------------------------------------------------------------------------------------------------
                PAPER & FOREST                  275,000   International Paper Company.............       11,855,250       1.3
                PRODUCTS
                                                200,000   Weyerhaeuser Company....................       12,800,000       1.3
                                                                                                     --------------     -----
                                                                                                         24,655,250       2.6
                --------------------------------------------------------------------------------------------------------------
                PERSONAL PRODUCTS               150,000   Avon Products, Inc. ....................       10,123,500       1.1
                --------------------------------------------------------------------------------------------------------------
                PHARMACEUTICALS                 350,000   Pfizer, Inc. ...........................       12,365,500       1.3
                                                300,000   Schering-Plough Corporation.............        5,217,000       0.5
                                                250,000   Wyeth...................................       10,612,500       1.1
                                                                                                     --------------     -----
                                                                                                         28,195,000       2.9
                --------------------------------------------------------------------------------------------------------------
                ROAD & RAIL                     100,000   Burlington Northern Santa Fe
                                                            Corporation...........................        3,235,000       0.3
                                                225,000   CSX Corporation.........................        8,086,500       0.8
                                                                                                     --------------     -----
                                                                                                         11,321,500       1.1
                --------------------------------------------------------------------------------------------------------------
                SEMICONDUCTORS &                700,000   +Agere Systems Inc. (Class A)...........        2,135,000       0.2
                SEMICONDUCTOR
                EQUIPMENT

                                                275,000   +Applied Materials, Inc. ...............        6,173,750       0.7
                                                150,000   Intersil Holding Corporation (Class
                                                            A)....................................        3,727,500       0.4
                                                150,000   +Micron Technology, Inc. ...............        2,020,500       0.2
                                                 75,000   Texas Instruments Incorporated..........        2,203,500       0.2
                                                                                                     --------------     -----
                                                                                                         16,260,250       1.7
                --------------------------------------------------------------------------------------------------------------
                SOFTWARE                        475,000   Microsoft Corporation...................       13,081,500       1.4
                                                200,000   +Siebel Systems, Inc. ..................        2,774,000       0.3
                                                                                                     --------------     -----
                                                                                                         15,855,500       1.7
                --------------------------------------------------------------------------------------------------------------
                SPECIALTY RETAIL                550,000   The Limited, Inc. ......................        9,916,500       1.0
                                                150,000   The TJX Companies, Inc. ................        3,307,500       0.4
                                                                                                     --------------     -----
                                                                                                         13,224,000       1.4
                --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                             SHARES                                                                   PERCENT OF
COUNTRY              INDUSTRIES++             HELD                     COMMON STOCKS                     VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                THRIFTS & MORTGAGE              135,000   Fannie Mae..............................   $   10,133,100       1.0%
                FINANCE
                --------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS IN THE UNITED STATES      561,005,900      58.3
                --------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS IN COMMON STOCKS
                                                          (COST--$567,043,577)                          612,974,070      63.7
--------------------------------------------------------------------------------------------------------------------------------
                                                                      PREFERRED STOCKS
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES   COMMERCIAL BANKS                     70   DG Funding Trust(a).....................          770,315       0.1
                --------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS IN PREFERRED STOCKS
                                                          (COST--$770,252)                                  770,315       0.1
--------------------------------------------------------------------------------------------------------------------------------
                                              FACE
                                             AMOUNT               FIXED-INCOME SECURITIES
--------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA       ELECTRIC UTILITIES       US$    225,000   Australian Gas Light Company, 5.30% due
                                                            9/25/2015(a)..........................          227,666       0.0
                                                485,000   TXU Australia Holdings Partnership LP,
                                                            6.15% due 11/15/2013(a)...............          494,328       0.1
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED-INCOME SECURITIES IN
                                                          AUSTRALIA                                         721,994       0.1
--------------------------------------------------------------------------------------------------------------------------------
AUSTRIA         PAPER & FOREST                  300,000   Sappi Papier Holdings AG, 6.75% due
                PRODUCTS                                    6/15/2012(a)..........................          327,941       0.0
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED-INCOME SECURITIES IN AUSTRIA          327,941       0.0
--------------------------------------------------------------------------------------------------------------------------------
BRAZIL          BEVERAGES                       670,000   Cia Brasileira de Bebida, 8.75% due
                                                            9/15/2013(a)..........................          710,200       0.1
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED-INCOME SECURITIES IN BRAZIL           710,200       0.1
--------------------------------------------------------------------------------------------------------------------------------
CANADA          DIVERSIFIED FINANCIAL           215,000   Brascan Corporation, 5.75% due
                SERVICES                                    3/01/2010.............................          227,609       0.0
                --------------------------------------------------------------------------------------------------------------
                DIVERSIFIED                     515,000   Telus Corporation, 7.50% due
                TELECOMMUNICATION                           6/01/2007.............................          576,359       0.1
                SERVICES
                --------------------------------------------------------------------------------------------------------------
                METALS & MINING                 295,000   Potash Corporation of Saskatchewan,
                                                            7.75% due 5/31/2011...................          346,379       0.0
                --------------------------------------------------------------------------------------------------------------
                PAPER & FOREST                   65,000   Abitibi Consolidated Inc., 8.55% due
                PRODUCTS                                    8/01/2010.............................           72,384       0.0
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED-INCOME SECURITIES IN CANADA         1,222,731       0.1
--------------------------------------------------------------------------------------------------------------------------------
CHILE           CONSTRUCTION MATERIALS          560,000   Celulosa Arauco y Constitucion SA,
                                                            8.625% due 8/15/2010..................          669,173       0.1
                --------------------------------------------------------------------------------------------------------------
                FOREIGN GOVERNMENT              220,000   Republic of Chile, 5.50% due
                OBLIGATIONS                                 1/15/2013.............................          226,270       0.0
                --------------------------------------------------------------------------------------------------------------
                METALS & MINING                           Corporacion Nacional del Cobre
                                                            (Codelco)(a):
                                                345,000     6.375% due 11/30/2012.................          373,236       0.1
                                                360,000     5.50% due 10/15/2013..................          365,324       0.0
                                                                                                     --------------     -----
                                                                                                            738,560       0.1
                --------------------------------------------------------------------------------------------------------------
                PAPER & FOREST                  290,000   Inversiones CMPC SA, 4.875% due
                PRODUCTS                                    6/18/2013(a)..........................          278,838       0.0
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED-INCOME SECURITIES IN CHILE          1,912,841       0.2
--------------------------------------------------------------------------------------------------------------------------------
FRANCE          DIVERSIFIED                               France Telecom:
                TELECOMMUNICATION
                SERVICES
                                              1,860,000     9.25% due 3/01/2011...................        2,234,013       0.3
                                                260,000     10% due 3/01/2031.....................          345,456       0.0
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED-INCOME SECURITIES IN FRANCE         2,579,469       0.3
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                              FACE                                                                    PERCENT OF
COUNTRY              INDUSTRIES++            AMOUNT               FIXED-INCOME SECURITIES                VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
GERMANY         FOREIGN GOVERNMENT       E    1,362,000   Bundesobligation, 3.50% due 10/10/2008..   $    1,717,777       0.2%
                OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED-INCOME SECURITIES IN GERMANY        1,717,777       0.2
--------------------------------------------------------------------------------------------------------------------------------
HONG KONG       INDUSTRIAL                                Hutchinson Whampoa International Ltd.:
                CONGLOMERATES            US$    300,000     5.45% due 11/24/2010..................          304,292       0.0
                                                910,000     6.25% due 1/24/2014(a)................          923,998       0.1
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED-INCOME SECURITIES IN HONG
                                                          KONG                                            1,228,290       0.1
--------------------------------------------------------------------------------------------------------------------------------
ITALY           DIVERSIFIED                     510,000   Telecom Italia Capital SA, 5.25% due
                TELECOMMUNICATION                           11/15/2013(a).........................          511,015       0.1
                SERVICES
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED-INCOME SECURITIES IN ITALY            511,015       0.1
--------------------------------------------------------------------------------------------------------------------------------
JAPAN           COMMERCIAL BANKS         Y  308,800,000   International Bank for Reconstruction &
                                                            Development, 4.75% due 12/20/2004.....        3,011,888       0.3
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED-INCOME SECURITIES IN JAPAN          3,011,888       0.3
--------------------------------------------------------------------------------------------------------------------------------
MEXICO          FOREIGN GOVERNMENT                        United Mexican States:
                OBLIGATIONS
                                         US$    650,000     9.875% due 2/01/2010..................          820,625       0.1
                                                265,000     6.375% due 1/16/2013..................          274,938       0.0
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED-INCOME SECURITIES IN MEXICO         1,095,563       0.1
--------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS     BEVERAGES                       400,000   Coca-Cola HBC Finance BV, 5.125% due
                                                            9/17/2013(a)..........................          401,030       0.0
                --------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL           385,000   Deutsche Telekom International Finance,
                SERVICES                                    8.50% due 6/15/2010...................          465,510       0.1
                --------------------------------------------------------------------------------------------------------------
                DIVERSIFIED                     340,000   Koninklijke (KPN) NV,
                TELECOMMUNICATION                           8% due 10/01/2010.....................          406,731       0.1
                SERVICES
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED-INCOME SECURITIES IN THE
                                                          NETHERLANDS                                     1,273,271       0.2
--------------------------------------------------------------------------------------------------------------------------------
UNITED          COMMERCIAL BANKS                580,000   HBOS PLC, 6% due 11/01/2033(a)..........          576,592       0.1
KINGDOM
                --------------------------------------------------------------------------------------------------------------
                CONSTRUCTION MATERIALS          290,000   Hanson PLC, 7.875% due 9/27/2010........          342,295       0.0
                --------------------------------------------------------------------------------------------------------------
                DIVERSIFIED                   1,020,000   British Telecom PLC, 8.375% due
                TELECOMMUNICATION                           12/15/2010............................        1,241,213       0.1
                SERVICES
                --------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED-INCOME SECURITIES IN THE
                                                          UNITED KINGDOM                                  2,160,100       0.2
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES   AEROSPACE & DEFENSE             350,000   Lockheed Martin Corporation, 8.20% due
                                                            12/01/2009............................          425,024       0.1
                                                345,000   Precision Castparts Corp., 5.60% due
                                                            12/15/2013(a).........................          347,069       0.0
                                                          Raytheon Company:
                                              1,820,000     6.15% due 11/01/2008..................        1,980,417       0.2
                                                595,000     8.30% due 3/01/2010...................          713,945       0.1
                                                                                                     --------------     -----
                                                                                                          3,466,455       0.4
                --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                              FACE                                                                    PERCENT OF
COUNTRY              INDUSTRIES++            AMOUNT               FIXED-INCOME SECURITIES                VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES   AIRLINES                 US$    315,000   American Airlines, 3.857% due
(CONTINUED)                                                 7/09/2010.............................   $      311,317       0.0%
                                                675,000   Continental Airlines, Inc., 7.875% due
                                                            7/02/2018.............................          678,962       0.1
                                                                                                     --------------     -----
                                                                                                            990,279       0.1
                --------------------------------------------------------------------------------------------------------------
                AUTO COMPONENTS                 525,000   Lear Corporation, 8.11% due 5/15/2009...          617,531       0.1
                --------------------------------------------------------------------------------------------------------------
                AUTOMOBILES                               Daimler-Chrysler NA Holdings:
                                                655,000     6.40% due 5/15/2006...................          701,772       0.1
                                                330,000     7.75% due 1/18/2011...................          377,374       0.0
                                                          General Motors Corporation:
                                                335,000     7.20% due 1/15/2011...................          368,328       0.0
                                                930,000     7.125% due 7/15/2013..................        1,019,903       0.1
                                                310,000   Hyundai Motor Manufacturing Alabama,
                                                            LLC, 5.30% due 12/19/2008(a)..........          310,927       0.0
                                                                                                     --------------     -----
                                                                                                          2,778,304       0.2
                --------------------------------------------------------------------------------------------------------------
                BEVERAGES                        70,000   Brown-Forman Corporation, 3% due
                                                            3/15/2008.............................           68,511       0.0
                                                690,000   Miller Brewing Company, 5.50% due
                                                            8/15/2013(a)..........................          704,934       0.1
                                                                                                     --------------     -----
                                                                                                            773,445       0.1
                --------------------------------------------------------------------------------------------------------------
                CAPITAL MARKETS                 740,000   J.P. Morgan Chase & Co., 4.50% due
                                                            11/15/2010............................          745,881       0.1
                                                          Lehman Brothers Holdings, Inc.:
                                                365,000     6.625% due 4/01/2004..................          369,768       0.0
                                                 30,000     4% due 1/22/2008......................           30,598       0.0
                                                800,000     3.50% due 8/07/2008...................          794,999       0.1
                                                255,000   Mellon Funding Corporation, 4.875% due
                                                            6/15/2007.............................          270,099       0.0
                                                345,000   Morgan Stanley, 6.75% due 4/15/2011.....          390,340       0.0
                                                                                                     --------------     -----
                                                                                                          2,601,685       0.2
                --------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS                170,000   BSCH Issuances Ltd., 7.625% due
                                                            9/14/2010.............................          201,522       0.0
                                                300,000   Banc One Corp., 8% due 4/29/2027........          376,975       0.0
                                                          Bank of America Corporation:
                                                410,000     5.875% due 2/15/2009..................          449,235       0.0
                                                194,000     7.40% due 1/15/2011...................          227,529       0.0
                                              1,045,000   BankAmerica Capital III, 1.72% due
                                                            1/15/2027(c)..........................          985,558       0.1
                                                440,000   Certegy Inc., 4.75% due 9/15/2008.......          451,081       0.0
                                                          Chase Capital(c):
                                                695,000     II, 1.663% due 2/01/2027..............          644,029       0.1
                                                590,000     III, 1.723% due 3/01/2027.............          549,957       0.1
                                                435,000   Corporacion Andina de Fomento, 6.875%
                                                            due 3/15/2012.........................          482,659       0.1
                                                730,000   First Chicago NBD Capital I, 1.713% due
                                                            2/01/2027(c)..........................          685,738       0.1
                                                105,000   Firstbank Puerto Rico, 7.625% due
                                                            12/20/2005............................          112,782       0.0
                                                 70,000   FleetBoston Financial Corporation,
                                                            6.375% due 5/15/2008..................           77,634       0.0
                                                105,000   Golden West Financial Corporation, 4.75%
                                                            due 10/01/2012........................          105,085       0.0
                                                145,000   Hudson United Bancorp Inc., 8.20% due
                                                            9/15/2006.............................          158,886       0.0
                                                815,000   Nationsbank Capital Trust III, 1.70% due
                                                            1/15/2027(c)..........................          764,209       0.1
                                                785,000   PNC Funding Corporation, 6.125% due
                                                            2/15/2009.............................          864,619       0.1
                                                235,000   Popular North America, Inc., 3.875% due
                                                            10/01/2008............................          234,560       0.0
                                                780,000   Provident Bank, 6.375% due
                                                            1/15/2004                                       780,000       0.1
                                                120,000   Regions Financial Corporation, 6.375%
                                                            due 5/15/2012.........................          132,013       0.0

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                              FACE                                                                    PERCENT OF
COUNTRY              INDUSTRIES++            AMOUNT               FIXED-INCOME SECURITIES                VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES   COMMERCIAL BANKS         US$    150,000   Saint George Bank Limited, 5.30% due
  (CONTINUED)   (CONCLUDED)                                 10/15/2015(a).........................   $      150,118       0.0%
                                                 40,000   Synovus Financial, 4.875% due
                                                            2/15/2013.............................           39,349       0.0
                                                355,000   UFJ Finance Aruba A.E.C., 6.75% due
                                                            7/15/2013.............................          378,607       0.0
                                                600,000   US Bancorp, 1.318% due 9/16/2005(c).....          600,610       0.1
                                                475,000   Wells Fargo & Company, 5.125% due
                                                            2/15/2007.............................          506,758       0.1
                                                520,000   Westpac Banking Corporation, 4.625% due
                                                            6/01/2018.............................          484,429       0.1
                                                                                                     --------------     -----
                                                                                                         10,443,942       1.1
                --------------------------------------------------------------------------------------------------------------
                COMMERCIAL SERVICES &           145,000   Aramark Services Inc., 6.75% due
                SUPPLIES                                    8/01/2004.............................          148,659       0.0
                                                          Cendant Corporation:
                                                515,000     6.875% due 8/15/2006..................          565,028       0.1
                                                270,000     6.25% due 1/15/2008...................          294,524       0.0
                                                270,000   PHH Corporation, 6% due 3/01/2008.......          290,510       0.0
                                                250,000   Waste Management Inc., 7.375% due
                                                            8/01/2010.............................          288,883       0.0
                                                                                                     --------------     -----
                                                                                                          1,587,604       0.1
                --------------------------------------------------------------------------------------------------------------
                COMMUNICATIONS                  500,000   GTE Corporation, 6.84% due 4/15/2018....          546,741       0.1
                EQUIPMENT
                                                615,000   Harris Corporation, 6.35% due
                                                            2/01/2028.............................          656,784       0.1
                                                                                                     --------------     -----
                                                                                                          1,203,525       0.2
                --------------------------------------------------------------------------------------------------------------
                CONTAINERS & PACKAGING                    Sealed Air Corporation:
                                              1,470,000     5.375% due 4/15/2008..................        1,552,157       0.2
                                                295,000     6.95% due 5/15/2009(a)................          331,540       0.0
                                                                                                     --------------     -----
                                                                                                          1,883,697       0.2
                --------------------------------------------------------------------------------------------------------------
                DISTRIBUTORS                    510,000   AGL Capital Corporation, 4.45% due
                                                            4/15/2013.............................          484,365       0.1
                --------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL           935,000   Bear Stearns Company Inc., 5.70% due
                SERVICES                                    11/15/2014............................          974,630       0.1
                                                400,000   Capital One Bank, 4.875% due 5/15/2008..          411,661       0.0
                                                          Citigroup Inc.:
                                                755,000     7.25% due 10/01/2010..................          879,996       0.1
                                                520,000     6.50% due 1/18/2011...................          586,287       0.1
                                                385,000     6.625% due 6/15/2032..................          417,065       0.0
                                                 25,000   Deutsche Telekom International Finance,
                                                            8.75% due 6/15/2030...................           31,936       0.0
                                                          Ford Motor Credit Company:
                                                615,000     7.375% due 10/28/2009.................          675,369       0.1
                                              1,905,000     7% due 10/01/2013.....................        2,009,163       0.2
                                              2,325,000   General Electric Capital Corporation, 6%
                                                            due 6/15/2012.........................        2,521,353       0.3
                                                          General Motors Acceptance Corporation:
                                                505,000     6.875% due 8/28/2012..................          543,292       0.1
                                                660,000     8% due 11/01/2031.....................          741,158       0.1
                                              1,560,000   The Goldman Sachs Group, Inc., 6.875%
                                                            due 1/15/2011.........................        1,771,548       0.2
                                                          Household Finance Corporation:
                                              1,130,000     4.625% due 1/15/2008..................        1,174,665       0.1
                                                505,000     6.50% due 11/15/2008..................          562,947       0.1
                                                280,000   IOS Capital LLC, 7.25% due 6/30/2008....          298,200       0.0
                                                285,000   International Lease Finance Corporation,
                                                            2.95% due 5/23/2006...................          287,255       0.0
                                                220,000   MBNA America Bank NA, 7.125% due
                                                            11/15/2012............................          251,586       0.0
                                                          Principal Life Global(a):
                                                235,000     3.625% due 4/30/2008..................          234,699       0.0
                                                280,000     6.25% due 2/15/2012...................          304,975       0.0
                                                945,000   Textron Financial Corporation, 2.75% due
                                                            6/01/2006.............................          943,049       0.1

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                              FACE                                                                    PERCENT OF
COUNTRY              INDUSTRIES++            AMOUNT               FIXED-INCOME SECURITIES                VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES   DIVERSIFIED FINANCIAL    US$    460,000   Washington Real Estate Investment Trust,
(CONTINUED)     SERVICES (CONCLUDED)                        5.25% due 1/15/2014...................   $      460,567       0.1%
                                                                                                     --------------     -----
                                                                                                         16,081,401       1.7
                --------------------------------------------------------------------------------------------------------------
                DIVERSIFIED                     225,000   AT&T Corporation, 8.05% due 11/15/2011..          258,970       0.0
                TELECOMMUNICATION
                SERVICES

                                                270,000   Intelsat, Ltd., 6.50% due
                                                            11/01/2013(a).........................          281,716       0.0
                                                          Verizon Global Funding Corporation:
                                              1,010,000     4% due 1/15/2008......................        1,028,988       0.1
                                                675,000     6.875% due 6/15/2012..................          757,164       0.1
                                                765,000     7.375% due 9/01/2012..................          886,450       0.1
                                                                                                     --------------     -----
                                                                                                          3,213,288       0.3
                --------------------------------------------------------------------------------------------------------------
                ELECTRIC UTILITIES              374,000   AEP Texas Central Company, 6.65% due
                                                            2/15/2033.............................          394,887       0.0
                                                650,000   Cincinnati Gas & Electric Company, 5.70%
                                                            due 9/15/2012.........................          683,849       0.1
                                                          Consumers Energy(a):
                                                170,000     4.25% due 4/15/2008...................          171,698       0.0
                                                780,000     4% due 5/15/2010......................          754,733       0.1
                                                280,000   Dominion Resources Inc., 7.625% due
                                                            7/15/2005.............................          302,475       0.0
                                                135,000   Exelon Corporation, 6.75% due
                                                            5/01/2011.............................          150,783       0.0
                                                610,000   Exelon Generation Company, LLC, 5.35%
                                                            due 1/15/2014(a)......................          607,512       0.1
                                                825,000   FPL Group Capital Inc., 1.47% due
                                                            3/30/2005(c)..........................          825,195       0.1
                                                395,000   Nisource Finance Corporation, 5.40% due
                                                            7/15/2014.............................          399,936       0.0
                                                330,000   PSE&G Power, 6.95% due 6/01/2012........          372,169       0.0
                                                600,000   Pepco Holdings Inc., 4% due 5/15/2010...          582,975       0.1
                                                405,000   Public Service Company of New Mexico,
                                                            4.40% due 9/15/2008...................          410,118       0.1
                                                555,000   Southern California Edison Company, 8%
                                                            due 2/15/2007.........................          634,781       0.1
                                                375,000   Southern Power Company, 6.25% due
                                                            7/15/2012.............................          405,192       0.0
                                                                                                     --------------     -----
                                                                                                          6,696,303       0.7
                --------------------------------------------------------------------------------------------------------------
                ELECTRONIC EQUIPMENT &          375,000   Jabil Circuit Inc., 5.875% due
                INSTRUMENTS                                 7/15/2010.............................          391,152       0.0
                --------------------------------------------------------------------------------------------------------------
                FOOD PRODUCTS                   620,000   Cadbury Schweppes US Finance LLC, 5.125%
                                                            due 10/01/2013(a).....................          615,963       0.1
                --------------------------------------------------------------------------------------------------------------
                GAS UTILITIES                   485,750   Kern River Funding Corporation, 4.893%
                                                            due 4/30/2018(a)......................          483,409       0.1
                                              1,070,000   Plains All American Pipeline LP, 5.625%
                                                            due 12/15/2013(a).....................        1,079,363       0.1
                                                400,000   TGT Pipeline, LLC, 5.20% due 6/01/2018..          374,533       0.0
                                                800,000   Texas Gas Transmission Corporation,
                                                            4.60% due 6/01/2015...................          753,802       0.1
                                                465,000   Vectren Utility Holdings, 5.25% due
                                                            8/01/2013.............................          466,149       0.1
                                                                                                     --------------     -----
                                                                                                          3,157,256       0.4
                --------------------------------------------------------------------------------------------------------------
                HEALTH CARE                               HCA Inc.:
                PROVIDERS &
                SERVICES

                                                290,000     6.95% due 5/01/2012...................          310,941       0.0
                                                500,000     6.30% due 10/01/2012..................          515,508       0.1
                                                          Manor Care, Inc.:
                                                475,000     7.50% due 6/15/2006...................          515,375       0.1
                                                175,000     6.25% due 5/01/2013...................          184,406       0.0
                                                                                                     --------------     -----
                                                                                                          1,526,230       0.2
                --------------------------------------------------------------------------------------------------------------
                HOTELS, RESTAURANTS &           785,000   MGM Mirage Inc., 6% due 10/01/2009......          806,587       0.1
                LEISURE
                                                185,000   Tricon Global Restaurants, 8.875% due
                                                            4/15/2011.............................          224,313       0.0
                                                                                                     --------------     -----
                                                                                                          1,030,900       0.1
                --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                              FACE                                                                    PERCENT OF
COUNTRY              INDUSTRIES++            AMOUNT               FIXED-INCOME SECURITIES                VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES   HOUSEHOLD PRODUCTS       US$    305,000   The Dial Corporation, 6.50% due
(CONTINUED)                                                 9/15/2008.............................   $      341,174       0.0%
                --------------------------------------------------------------------------------------------------------------
                INDUSTRIAL                       10,000   Eli Lilly & Company, 7.125% due
                CONGLOMERATES                               6/01/2025.............................           11,821       0.0
                                                 30,000   General Electric Company, 5% due
                                                            2/01/2013.............................           30,340       0.0
                                              1,175,000   Tyco International Group SA, 6.75% due
                                                            2/15/2011.............................        1,283,688       0.1
                                                                                                     --------------     -----
                                                                                                          1,325,849       0.1
                --------------------------------------------------------------------------------------------------------------
                INSURANCE                       405,000   Berkley (WR) Corporation, 5.125% due
                                                            9/30/2010.............................          409,326       0.0
                                                715,000   NLV Financial Corporation, 7.50% due
                                                            8/15/2033(a)..........................          742,512       0.1
                                                455,000   RLI Corp., 5.95% due 1/15/2014..........          453,067       0.1
                                                910,000   Security Benefit Life, 7.45% due
                                                            10/01/2033(a).........................          928,340       0.1
                                                235,000   Travelers Property Casualty, 6.375% due
                                                            3/15/2033.............................          245,051       0.0
                                                                                                     --------------     -----
                                                                                                          2,778,296       0.3
                --------------------------------------------------------------------------------------------------------------
                MACHINERY                        85,000   Emerson Electric Company, 6% due
                                                            8/15/2032.............................           86,635       0.0
                --------------------------------------------------------------------------------------------------------------
                MEDIA                         1,835,000   AOL Time Warner Inc., 6.875% due
                                                            5/01/2012.............................        2,064,935       0.2
                                                165,000   Clear Channel Communications, Inc.,
                                                            4.25% due 5/15/2009...................          165,424       0.0
                                                600,000   Comcast Cable Communications, 6.375% due
                                                            1/30/2006.............................          645,929       0.1
                                                505,000   Comcast Corporation, 5.85% due
                                                            1/15/2010.............................          539,196       0.1
                                                 35,000   Cox Communications Inc., 7.125% due
                                                            10/01/2012............................           40,369       0.0
                                                665,000   Echostar DBS Corporation, 5.75% due
                                                            10/01/2008(a).........................          672,481       0.1
                                                          Liberty Media Corporation:
                                                190,000     7.875% due 7/15/2009..................          220,092       0.0
                                                590,000     5.70% due 5/15/2013...................          596,646       0.1
                                                830,000   News America Incorporated, 6.75% due
                                                            1/09/2038.............................          926,806       0.1
                                                400,000   Tele-Communications Inc., 9.80% due
                                                            2/01/2012.............................          521,778       0.1
                                                250,000   USA Interactive, 7% due 1/15/2013.......          275,645       0.0
                                                555,000   Univision Communication Inc., 7.85% due
                                                            7/15/2011.............................          659,806       0.1
                                                                                                     --------------     -----
                                                                                                          7,329,107       0.9
                --------------------------------------------------------------------------------------------------------------
                OIL & GAS                                 Anadarko Finance Company:
                                                202,000     6.75% due 5/01/2011...................          228,993       0.0
                                                106,000     7.50% due 5/01/2031...................          124,177       0.0
                                                295,000   Colonial Pipeline, 7.63% due
                                                            4/15/2032(a)..........................          360,992       0.0
                                                225,000   EnCana Corp., 4.75% due 10/15/2013......          221,821       0.0
                                                215,000   Motiva Enterprises LLC, 5.20% due
                                                            9/15/2012(a)..........................          218,876       0.0
                                                375,000   Pemex Project Funding Master Trust,
                                                            9.125% due 10/13/2010.................          445,313       0.1
                                                765,000   Ultramar Diamond Shamrock, 6.75% due
                                                            10/15/2037............................          841,981       0.1
                                                                                                     --------------     -----
                                                                                                          2,442,153       0.2
                --------------------------------------------------------------------------------------------------------------
                PAPER & FOREST                1,020,000   Boise Cascade Corporation, 7.66% due
                PRODUCTS                                    5/27/2005.............................        1,067,862       0.1
                                                510,000   Champion International Corp., 6.65% due
                                                            12/15/2037............................          571,352       0.1

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                              FACE                                                                    PERCENT OF
COUNTRY              INDUSTRIES++            AMOUNT               FIXED-INCOME SECURITIES                VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES   PAPER & FOREST           US$    200,000   Rock-Tenn Company, 5.625% due
(CONCLUDED)     PRODUCTS (CONCLUDED)                        3/15/2013.............................   $      201,193       0.0%
                                                                                                     --------------     -----
                                                                                                          1,840,407       0.2
                --------------------------------------------------------------------------------------------------------------
                PHARMACEUTICALS                           Wyeth:
                                                500,000     5.50% due 2/01/2014...................          505,708       0.1
                                                245,000     6.50% due 2/01/2034...................          250,520       0.0
                                                                                                     --------------     -----
                                                                                                            756,228       0.1
                --------------------------------------------------------------------------------------------------------------
                REAL ESTATE                     565,000   Camden Property Trust, 5.375% due
                                                            12/15/2013............................          568,403       0.1
                                                170,000   Developers Diversified Realty, 6.625%
                                                            due 1/15/2008.........................          183,846       0.0
                                                395,000   HRPT Properties Trust, 5.75% due
                                                            2/15/2014.............................          396,071       0.0
                                                340,000   Health Care Properties Investors Inc.,
                                                            6.45% due 6/25/2012...................          368,707       0.0
                                                285,000   Health Care REIT, Inc., 6% due
                                                            11/15/2013............................          288,025       0.0
                                                415,000   Highwoods Realty LP, 7% due
                                                            12/01/2006............................          450,247       0.1
                                                305,000   United Dominion Realty Trust, Inc.,
                                                            6.50% due 6/15/2009...................          336,138       0.0
                                                                                                     --------------     -----
                                                                                                          2,591,437       0.2
                --------------------------------------------------------------------------------------------------------------
                ROAD & RAIL                     210,000   Burlington Northern Santa Fe
                                                            Corporation, 7.95% due 8/15/2030......          259,178       0.0
                                                640,000   Norfolk Southern Corporation, 7.25% due
                                                            2/15/2031.............................          724,744       0.1
                                                          Union Pacific Corporation:
                                                230,000     7.25% due 11/01/2008..................          261,645       0.0
                                                130,000     4.698% due 1/02/2024..................          125,176       0.0
                                                                                                     --------------     -----
                                                                                                          1,370,743       0.1
                --------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE              455,000   Countrywide Home Loan, 5.625% due
                FINANCE                                     7/15/2009.............................          488,361       0.1
                --------------------------------------------------------------------------------------------------------------
                WIRELESS                        293,000   AT&T Broadband Corporation, 8.375% due
                TELECOMMUNICATION                           3/15/2013.............................          358,500       0.0
                SERVICES                        110,000   AT&T Wireless Services Inc., 8.75% due
                                                            3/01/2031.............................          135,721       0.0
                                              1,005,000   Sprint Capital Corporation, 6.90% due
                                                            5/01/2019.............................        1,026,647       0.1
                                                                                                     --------------     -----
                                                                                                          1,520,868       0.1
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED-INCOME SECURITIES IN THE
                                                          UNITED STATES                                  82,414,583       8.6
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS IN FIXED-INCOME
                                                          SECURITIES (COST--$98,633,061)                100,887,663      10.5
--------------------------------------------------------------------------------------------------------------------------------
                                                           COLLATERALIZED MORTGAGE OBLIGATIONS++
--------------------------------------------------------------------------------------------------------------------------------
                                              2,600,000   CIT Group Home Equity Loan Trust, Series
                                                            2003-1, Class A2, 2.35% due
                                                            4/20/2027.............................        2,606,109       0.3
                                                          Fannie Mae:
                                                325,829     5% due 1/15/2019......................          332,244       0.0
                                              1,340,000     6% due 5/15/2011......................        1,485,176       0.2
                                              1,930,000     6.375% due 6/15/2009..................        2,182,448       0.2
                                             12,680,075     6.50% due 8/01/2028-1/15/2034.........       13,261,831       1.4
                                              2,220,000     7.125% due 1/15/2030..................        2,674,003       0.3
                                              3,015,518     7.50% due 9/01/2029-12/01/2031........        3,222,797       0.3
                                              2,600,000   Fannie Mae Whole Loan, Series 2003-W19,
                                                            Class 1A1, 2.01% due 11/25/2033.......        2,600,000       0.3
                                              1,700,000   First Franklin Mortgage Loan Asset
                                                            Trust, Series 2003-FF5, Class A2,
                                                            2.82% due 3/25/2034(c)................        1,700,000       0.2

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                              FACE         COLLATERALIZED MORTGAGE OBLIGATIONS++                      PERCENT OF
                                             AMOUNT                     (CONCLUDED)                      VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
                                                          Freddie Mac:
                                         US$  1,800,000     5% due 1/15/2019......................   $    1,833,188       0.2%
                                              8,105,788     5% due 8/01/2033......................        8,005,211       0.8
                                              6,932,080     5.50% due 12/01/2017-1/01/2018........        7,190,119       0.7
                                             10,650,000     5.50% due 1/15/2034...................       10,776,469       1.1
                                              3,207,349     6% due 4/01/2016-12/01/2017...........        3,365,437       0.3
                                             19,684,500     6% due 1/15/2034......................       20,336,549       2.1
                                              1,559,821     6.50% due 8/01/2016-8/01/2017.........        1,652,433       0.2
                                              2,520,000     6.625% due 9/15/2009..................        2,881,799       0.3
                                              6,092,635     7% due 7/01/2031-7/01/2032............        6,446,344       0.7
                                              2,285,650   GMAC Mortgage Corporation Loan Trust,
                                                            Series 2003-J7, Class A10, 5.50% due
                                                            11/25/2033............................        2,325,206       0.2
                                                          Government National Mortgage
                                                            Association:
                                              1,100,000     5% due 1/15/2019......................        1,126,468       0.1
                                                  2,476     7.50% due 6/15/2005-1/15/2006.........            2,574       0.0
                                              1,431,320     7.50% due 12/15/2026-3/15/2032........        1,537,000       0.2
                                              1,500,000   Greenwich Capital Commercial Funding
                                                            Corporation, Series 2002-C1, Class A4,
                                                            4.948% due 1/11/2035..................        1,523,739       0.2
                                              1,250,000   LB-UBS Commercial Mortgage Trust, Series
                                                            2002-C1, Class A3, 6.226% due
                                                            3/15/2026.............................        1,380,541       0.2
                                              1,985,088   MASTR Asset Securitization Trust
                                                            2003-10, 5.50% due 11/25/2033.........        1,986,329       0.2
                                              3,000,000   MBNA Credit Card Master Note Trust,
                                                            Series................................        3,246,064       0.3
                                              1,000,000   Nationslink Funding Corporation, Series
                                                            1999-2, Class A3, 7.181% due
                                                            6/20/2031.............................        1,093,499       0.1
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL COLLATERALIZED MORTGAGE
                                                          OBLIGATIONS (COST--$106,060,246)              106,773,577      11.1
--------------------------------------------------------------------------------------------------------------------------------
                                                                U.S. GOVERNMENT OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------------------
                                                          U.S. Treasury Bonds:
                                              1,125,000     3.125% due 9/15/2008..................        1,124,341       0.1
                                              1,550,000     7.50% due 11/15/2016..................        1,973,344       0.2
                                                950,000     8.125% due 8/15/2019..................        1,283,242       0.1
                                         3,290,000.....   7.25% due 8/15/2022.....................        4,152,210       0.4
                                         680,000.......   6.25% due 8/15/2023.....................          775,067       0.0
                                                680,000     6.625% due 2/15/2027..................          812,202       0.1
                                              1,650,000     5.375% due 2/15/2031..................        1,720,706       0.2
                                                          U.S. Treasury Inflation Indexed Notes:
                                              1,477,759     3.875% due 1/15/2009..................        1,668,757       0.2
                                              1,283,923     3.50% due 1/15/2011...................        1,442,985       0.2
                                                          U.S. Treasury Notes:
                                              9,000,000     7% due 7/15/2006(d)...................       10,081,053       1.1
                                                950,000     6.50% due 2/15/2010...................        1,103,929       0.1
                                              1,855,000     4.25% due 8/15/2013...................        1,857,319       0.2
                                                360,000     4.25% due 11/15/2013..................          359,606       0.0
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL U.S. GOVERNMENT OBLIGATIONS
                                                          (COST--$27,974,443)                            28,354,761       2.9
--------------------------------------------------------------------------------------------------------------------------------
STATE                                                                 MUNICIPAL BONDS
--------------------------------------------------------------------------------------------------------------------------------
TEXAS                                           235,000   Harris County, Texas, Industrial
                                                            Development Corporation, Solid Waste
                                                            Disposal Revenue Bonds (Deer Park
                                                            Refining LP), 5.683% due
                                                            3/01/2023(c)..........................          238,955       0.0
--------------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL MUNICIPAL BONDS (COST--$235,000)..          238,955       0.0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                         BENEFICIAL INTEREST/
                                             SHARES HELD                 SHORT-TERM SECURITIES                 VALUE
-------------------------------------------------------------------------------------------------------------------------
                                            US$150,166,161      Merrill Lynch Liquidity Series, LLC Cash
                                                                  Sweep Series I(b).....................   $  150,166,161
                                            US$ 35,213,775      Merrill Lynch Liquidity Series, LLC
                                                                  Money Market Series(b)(e).............       35,213,775
                                                19,971,675      Merrill Lynch Premier Institutional
                                                                  Fund(b)(e)............................       19,971,675
-------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL SHORT-TERM SECURITIES
                                                                (COST--$205,351,611)                          205,351,611
-------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS
                                                                (COST--$1,006,068,190)..................    1,055,350,952
                                                                VARIATION MARGIN ON FINANCIAL FUTURES
                                                                CONTRACTS*..............................           32,968
                                                                UNREALIZED APPRECIATION ON SWAPS--
                                                                NET**...................................            5,990
                                                                UNREALIZED DEPRECIATION ON FORWARD
                                                                FOREIGN EXCHANGE CONTRACTS***...........          (65,048)
                                                                LIABILITIES IN EXCESS OF OTHER ASSETS...      (92,805,550)
                                                                                                           --------------
                                                                NET ASSETS..............................   $  962,519,312
                                                                                                           ==============
-------------------------------------------------------------------------------------------------------------------------

               PERCENT OF
               NET ASSETS
-------------  ----------
                  15.6%
                   3.6
                   2.1
------------------------------------
                  21.3
-----------------------------------------------
                 109.6
                   0.0
                   0.0
                   0.0
                  (9.6)
                 -----
                 100.0%
                 =====
----------------------------------------------------------

+ Non-income producing security.

++ Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

++ For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

* Financial futures contracts purchased as of December 31, 2003 were as follows:

-----------------------------------------------------------------------------------------------
NUMBER OF                                                                          UNREALIZED
CONTRACTS                  ISSUE                 EXPIRATION DATE   FACE VALUE    GAINS (LOSSES)
-----------------------------------------------------------------------------------------------
 52         Eurodollar Futures                   December 2004     $51,740,234      $(21,034)
 211        Ten Year U.S. Treasury Note Futures    March 2004       23,589,619        98,427
-----------------------------------------------------------------------------------------------
TOTAL UNREALIZED GAINS--NET                                                         $ 77,393
                                                                                    ========
-----------------------------------------------------------------------------------------------

** Swap contracts entered into as of December 31, 2003 were as follows:
--------------------------------------------------------------------------------

                                                               NOTIONAL     UNREALIZED APPRECIATION
                                                                AMOUNT          (DEPRECIATION)
---------------------------------------------------------------------------------------------------
Receive a variable return equal to Lehman Brothers US High
Yield Index Total Return and pay floating rate based on
1-month USD LIBOR, plus .15%
Broker, Credit Suisse First Boston International
Expires March 2004                                            $ 2,500,000          $     --
Receive a variable return equal to JP Morgan U.S. Agency
Mortgage Index Total Return and pay floating rate based on
1-month USD LIBOR, minus .22%
Broker, JP Morgan Chase Bank
Expires January 2004                                            4,750,000                --
Pay 3.875% on TIPS adjusted principal and receive a fixed
rate of 3.401%
Broker, JP Morgan Chase Bank
Expires January 2009                                            1,694,000            (1,422)
Pay 3.50% on TIPS adjusted principal and receive a fixed
rate of 4.17%
Broker, Morgan Stanley Capital Services Inc.
Expires January 2011                                            1,450,000             8,221
Sold credit default protection on TRAC-X NA Series March
2009 Index and receive 1% interest
Broker, Morgan Stanley Capital Services Inc.
Expires March 2009                                              1,500,000              (143)

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                               NOTIONAL     UNREALIZED APPRECIATION
                                                                AMOUNT          (DEPRECIATION)
---------------------------------------------------------------------------------------------------
Sold credit default protection on TRAC-X NA Series March
2009 Index and receive 1% interest
Broker, JP Morgan Chase Bank
Expires March 2009                                            $ 2,000,000          $   (666)
Receive a variable return equal to Lehman Brothers CMBS
Investment Grade Index Total Return and pay floating rate
based on 1-month USD LIBOR, minus .55%
Broker, Morgan Stanley Capital Services Inc.
Expires March 2004                                             10,350,000                --
Receive a variable return equal to JP Morgan U.S. Agency
Mortgage Index Total Return and pay floating rate based on
1-month USD LIBOR, minus .30%
Broker, JP Morgan Chase Bank
Expires April 2004                                              2,750,000                --
Receive a variable return equal to JP Morgan U.S. Agency
Mortgage Index Total Return and pay floating rate based on
1-month USD LIBOR, minus .17%
Broker, JP Morgan Chase Bank
Expires February 2004                                           3,250,000                --
Receive a variable return equal to Lehman Brothers U.S.
Treasury Index Total Return and pay floating rate based on
1-month USD LIBOR, minus .20%
Broker, Lehman Brothers Special Finance
Expires December 2004                                          15,100,000                --
Receive a variable return equal to JP Morgan U.S. Agency
Mortgage Index Total Return and pay floating rate based on
1-month USD LIBOR, minus .25%
Broker, JP Morgan Chase Bank
Expires January 2004                                           10,000,000                --
---------------------------------------------------------------------------------------------------
TOTAL                                                                              $  5,990
                                                                                   ========
---------------------------------------------------------------------------------------------------

*** Forward foreign exchange contracts as of December 31, 2003 were as follows:

----------------------------------------------------------------
FOREIGN CURRENCY SOLD  SETTLEMENT DATE   UNREALIZED DEPRECIATION
----------------------------------------------------------------
E1,363,099                March 2004            $(65,048)
----------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON
FORWARD FOREIGN EXCHANGE CONTRACTS--
NET (US$ COMMITMENT--$1,650,713)                $(65,048)
                                                ========
----------------------------------------------------------------

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

-----------------------------------------------------------------------------------------------------------
                                                                         NET              INTEREST/DIVIDEND
AFFILIATE                                                              ACTIVITY                INCOME
-----------------------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I              $150,166,161             $154,784
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II             $(32,601,320)            $908,700
Merrill Lynch Liquidity Series, LLC Money Market Series              $(69,654,358)            $ 93,726
Merrill Lynch Premier Institutional Fund                              (73,024,593)            $ 60,661
-----------------------------------------------------------------------------------------------------------

(c) Floating rate note.

(d) All or a portion of security held as collateral in connection with open financial futures contracts.

(e) Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2003                (in U.S. dollars)
--------------------------------------------------------------------------------

                                   S&P        MOODY'S          FACE
                                RATINGS++    RATINGS++        AMOUNT               ASSET-BACKED SECURITIES++               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                 AAA          Aaa         US$  1,000,000    Ace Securities Corp., Series 2003-OP1,
                                                                              Class A2, 1.51% due 12/25/2033(a).....    $  1,000,156
                                 AAA          Aaa              1,000,000    Banc of America Large Loan, Series
                                                                              2003-BBA2, Class A3, 1.44% due
                                                                              11/15/2015(a)(c)......................       1,000,469
                                 AAA          Aaa              1,100,000    CIT Equipment Collateral, Series
                                                                              2003-VT1, Class A3A, 1.25% due
                                                                              4/20/2007(a)..........................       1,101,166
                                 AAA          Aaa              1,300,000    CIT Group Home Equity Loan Trust, Series
                                                                              2003-1, Class A2, 2.35% due
                                                                              4/20/2027.............................       1,303,055
                                                                            California Infrastructure PG&E, Series
                                                                              1997-1:
                                 AAA          Aaa                271,730      Class A6, 6.38% due 9/25/2008.........         289,401
                                 AAA          Aaa                439,030      Class A7, 6.42% due 9/25/2008.........         466,962
                                                                            Capital Auto Receivables Asset Trust,
                                                                              Series 2003-2(a):
                                 AAA          Aaa              1,050,000      Class A3B, 1.203% due 2/15/2007.......       1,050,147
                                 A+           Aa3                350,000      Class B1, 1.443% due 1/15/2009........         349,895
                                 AAA          Aaa                850,000    Capital One Auto Finance Trust, Series
                                                                              2003-A, Class A3B, 1.28% due
                                                                              10/15/2007(a).........................         851,545
                                 NR*          NR*              1,250,000    Capital One Master Trust, Series 2000-4,
                                                                              Class C, 1.963% due 8/15/2008(a)(b)...       1,246,533
                                 AAA          Aaa              1,248,491    Centex Home Equity, Series 2003-B, Class
                                                                              AV,1.421% due 6/25/2033(a)............       1,248,094
                                                                            Chase Credit Card Master Trust, Class
                                                                              C(a):
                                 BBB          Baa2               800,000      Series 2000-3, 1.863% due 1/15/2008...         803,748
                                 BBB          Baa2             1,400,000      Series 2003-1, 2.263% due 4/15/2008...       1,414,301
                                 AAA          NR*              1,100,000    CountryWide Asset-Backed Certificates,
                                                                              Series 2003-BC3, Class A2, 1.429% due
                                                                              9/25/2033(a)..........................       1,098,594
                                 AAA          Aaa              1,414,402    Countrywide Home Loans, Series 2003-R4,
                                                                              Class 1A1A, 2.216% due 7/25/2019(c)...       1,415,949
                                 BBB          Baa2               450,000    First Bankcard Master Credit Card Trust,
                                                                              Series 2001-1A, Class C, 2.313% due
                                                                              11/15/2006(a)(c)......................         450,734
                                 AAA          Aaa                750,000    First Franklin Mortgage Loan Asset
                                                                              Trust, Series 2003-FF5, Class A2,
                                                                              2.82% due 3/25/2034(a)................         750,000
                                 AAA          NR*                993,761    GMAC Mortgage Corporation Loan Trust,
                                                                              Series 2003-J7, Class A10, 5.50% due
                                                                              11/25/2033............................       1,010,959
                                 AAA          Aaa                700,000    Household Automotive Trust, Series
                                                                              2002-3, Class A3A, 2.75% due
                                                                              6/18/2007.............................         708,524
                                 AAA          Aaa                440,586    Household Home Equity Loan Trust, Series
                                                                              2002-2, Class A, 1.449% due
                                                                              4/20/2032(a)..........................         440,486
                                 AAA          Aaa                706,743    Long Beach Mortgage Loan Trust, Series
                                                                              2002-4, Class 2A, 1.601% due
                                                                              11/26/2032(a).........................         708,436
                                 AAA          Aaa                992,544    MASTR Asset Securitization Trust
                                                                              2003-10, 5.50% due 11/25/2033.........         993,164
                                 A+           A2                 450,596    MBNA Master Credit Card Trust, Series
                                                                              1999-F, Class B, 1.57% due
                                                                              1/16/2007(a)..........................         450,776
                                                                            Option One Mortgage Loan Trust(a):
                                 AAA          Aaa                528,968      Series 2002-4, Class A, 1.401% due
                                                                              7/25/2032.............................         528,011
                                 AAA          Aaa              1,339,934      Series 2003-4, Class A2, 1.461% due
                                                                              7/25/2033.............................       1,338,596

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                   S&P        MOODY'S          FACE
                                RATINGS++    RATINGS++        AMOUNT         ASSET-BACKED SECURITIES++ (CONCLUDED)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                 AAA          Aaa         US$    917,358    Residential Asset Mortgage Products,
                                                                              Inc., Series 2003-RS7, Class AI1,
                                                                              1.271% due 6/25/2018(a)...............    $    917,103
                                                                            Residential Asset Securities
                                                                              Corporation:
                                 AAA          Aaa              1,100,000      Series 2002-KS8, Class A2, 3.04% due
                                                                              5/25/2023.............................       1,108,498
                                 AAA          Aaa              1,544,263      Series 2003-KS5, Class AIIB, 1.431%
                                                                              due 7/25/2033(a)......................       1,540,541
                                 AAA          Aaa              1,358,473    Saxon Asset Securities Trust, Series
                                                                              2002-3, Class AV, 1.541% due
                                                                              12/25/2032(a).........................       1,360,393
                                 A            A2                 900,000    Superior Wholesale Inventory Financing
                                                                              Trust, Series 2001, Class A7, 1.563%
                                                                              due 6/15/2006(a)......................         898,749
------------------------------------------------------------------------------------------------------------------------------------
                                                                            TOTAL ASSET-BACKED SECURITIES
                                                                            (COST--$27,786,596)--20.4%                    27,844,985
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      GOVERNMENT & AGENCY
                                                                                          OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Fannie Mae:
                                 AAA          Aaa                920,000      6.375% due 6/15/2009..................       1,040,338
                                 AAA          Aaa                640,000      6% due 5/15/2011......................         709,338
                                 AAA          Aaa              1,070,000      7.125% due 1/15/2030..................       1,288,821
                                 AAA          Aaa              1,210,000    Freddie Mac, 6.625% due 9/15/2009.......       1,383,721
                                                                            U.S. Treasury Bonds & Notes:
                                 AAA          Aaa                 65,000      1.875% due 9/30/2004..................          65,368
                                 AAA          Aaa              6,120,000      7% due 7/15/2006......................       6,855,116
                                 AAA          Aaa                135,000      3% due 2/15/2008......................         135,627
                                 AAA          Aaa                490,000      6.50% due 2/15/2010...................         569,395
                                 AAA          Aaa                381,000      4% due 11/15/2012.....................         377,339
                                 AAA          Aaa                180,000      4.25% due 11/15/2013..................         179,803
                                 AAA          Aaa                810,000      7.50% due 11/15/2016(c)...............       1,031,231
                                 AAA          Aaa                490,000      8.125% due 8/15/2019..................         661,883
                                 AAA          Aaa              1,710,000      7.25% due 8/15/2022...................       2,158,140
                                 AAA          Aaa                350,000      6.25% due 8/15/2023...................         398,932
                                 AAA          Aaa                350,000      6.625% due 2/15/2027..................         418,045
                                 AAA          Aaa                455,000      5.375% due 2/15/2031..................         474,498
                                                                            U.S. Treasury Inflation Indexed Notes:
                                 AAA          Aaa                767,081      3.875% due 1/15/2009..................         866,225
                                 AAA          Aaa                664,281      3.50% due 1/15/2011...................         746,577
------------------------------------------------------------------------------------------------------------------------------------
                                                                            TOTAL GOVERNMENT & AGENCY OBLIGATIONS
                                                                            (COST--$19,039,086)--14.1%                    19,360,397
------------------------------------------------------------------------------------------------------------------------------------
                                                                               GOVERNMENT AGENCY MORTGAGE-BACKED
                                                                                          SECURITIES++
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Fannie Mae:
                                 AAA          Aaa              1,150,000      2.01% due 11/25/2033..................       1,150,000
                                 AAA          Aaa              1,878,423      5% due 1/15/2019......................       1,915,405
                                 AAA          Aaa                549,036      6% due 2/01/2017......................         576,282
                                 AAA          Aaa                903,409      6% due 1/15/2034......................         933,617
                                 AAA          Aaa              5,063,267      6.50% due 6/01/2031-1/15/2034.........       5,295,565
                                 AAA          Aaa                238,624      7% due 2/01/2016......................         255,150
                                 AAA          Aaa              1,591,232      7% due 2/01/2031-8/01/2032............       1,684,868
                                 AAA          Aaa                895,893      7.50% due 4/01/2029-5/01/2033.........         957,522
                                 AAA          Aaa                513,930      8% due 9/01/2030-11/01/2032...........         555,580
                                                                            Freddie Mac:
                                 AAA          Aaa              1,365,474      4.50% due 8/01/2018...................       1,366,900
                                 AAA          Aaa              1,411,200      5% due 1/15/2019......................       1,437,220
                                 AAA          Aaa              2,739,009      5% due 8/01/2033-1/15/2034............       2,703,733
                                 AAA          Aaa                697,060      5.50% due 3/01/2018...................         723,174
                                 AAA          Aaa              5,000,000      5.50% due 1/15/2034...................       5,059,375
                                 AAA          Aaa                571,328      6% due 4/01/2017-5/01/2017............         599,530
                                 AAA          Aaa              7,138,700      6% due 1/15/2034......................       7,375,169
                                 AAA          Aaa                530,221      6.50% due 5/01/2016-6/01/2016.........         561,663
                                 AAA          Aaa                405,263      7% due 4/01/2032-9/01/2032............         428,796

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                   S&P        MOODY'S          FACE            GOVERNMENT AGENCY MORTGAGE-BACKED
                                RATINGS++    RATINGS++        AMOUNT                 SECURITIES (CONCLUDED)                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Government National Mortgage
                                                                              Association:
                                 AAA          Aaa         US$  1,000,000      5% due 1/15/2019......................    $  1,024,062
                                 AAA          Aaa                247,119      6.50% due 10/15/2031..................         260,751
------------------------------------------------------------------------------------------------------------------------------------
                                                                            TOTAL GOVERNMENT AGENCY MORTGAGE-BACKED
                                                                            SECURITIES (COST--$34,477,347)--25.5%         34,864,362
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     NON-GOVERNMENT AGENCY
                                                                                  MORTGAGE-BACKED SECURITIES++
------------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE          AAA          Aaa                850,000    Collateralized Mortgage Pass-Through
OBLIGATIONS--4.1%                                                             Certificates, Series 2003-FL8, Class
                                                                              A-2, 1.363% due 7/15/2015(a)(b).......         849,669
                                 AAA          NR*                485,897    Deutsche Mortgage Securities, Inc.,
                                                                              Series 2003-1, Class 1A1, 4.50% due
                                                                              4/25/2033.............................         490,808
                                 AAA          AAA              1,750,000    Granite Mortgages PLC, Series, 2003-2,
                                                                              Class 1A2, 1.32% due 7/20/2020(a).....       1,750,000
                                 AAA          Aaa              1,400,000    RMAC, Series 2003-NS2A, Class A2C, 1.57%
                                                                              due 9/12/2035(a)......................       1,403,500
                                 AAA          Aaa                524,432    Structured Asset Securities Corporation,
                                                                              Series 2002-9, Class A2, 1.441% due
                                                                              10/25/2027(a).........................         523,979
                                                                            Washington Mutual Inc.:(a)
                                 AAA          Aaa                544,632      Series 2002-AR4, Class A7, 5.518% due
                                                                              4/26/2032.............................         552,524
                                 AAA          Aaa                 27,207      Series 2003-AR1, Class A2, 2.92% due
                                                                              3/25/2033.............................          27,187
                                                                                                                        ------------
                                                                                                                           5,597,667
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED       AAA          Aaa              1,400,000    Commercial Mortgage Pass-Thru
SECURITIES--5.1%                                                              Certificates, Series 2003-FL9, Class
                                                                              A3, 1.483% due 11/15/2015(a)..........       1,400,000
                                                                            Greenwich Capital Commercial Funding
                                                                              Corporation:
                                 AAA          Aaa              1,000,000      Series 2002-C1, Class A4, 4.948% due
                                                                              1/11/2035.............................       1,015,826
                                 AAA          Aaa              1,399,893      Series 2003-FL1, Class A, 1.44% due
                                                                              1/05/2006(a)..........................       1,399,567
                                 AAA          Aaa                800,000    LB-UBS Commercial Mortgage Trust, Series
                                                                              2002-C1, Class A3, 6.226% due
                                                                              3/15/2026.............................         883,546
                                 AAA          NR*                650,000    Nationslink Funding Corporation, Series
                                                                              1999-2, Class A3, 7.181% due
                                                                              6/20/2031.............................         710,775
                                 AAA          Aaa              1,600,000    Wachovia Bank Commercial Mortgage Trust,
                                                                              Series 2003-WHL2, Class A3, 1.44% due
                                                                              6/15/2013(a)..........................       1,599,465
                                                                                                                        ------------
                                                                                                                           7,009,179
------------------------------------------------------------------------------------------------------------------------------------
                                                                            TOTAL NON-GOVERNMENT AGENCY
                                                                            MORTGAGE-BACKED SECURITIES
                                                                            (COST--$12,525,553)--9.2%                     12,606,846
------------------------------------------------------------------------------------------------------------------------------------
        INDUSTRIES+                                                                 CORPORATE BONDS & NOTES
------------------------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS--0.1%          BBB+         Baa1               165,000    Hanson PLC, 7.875% due 9/27/2010........         194,754
------------------------------------------------------------------------------------------------------------------------------------
CABLE--US--0.2%                  BB-          Ba3                305,000    Echostar DBS Corporation, 5.75% due
                                                                              10/01/2008(b).........................         308,431
------------------------------------------------------------------------------------------------------------------------------------
CANADIAN CORPORATES+++--0.2%     BB+          Ba1                 45,000    Abitibi Consolidated Inc., 8.55% due
                                                                              8/01/2010(3)..........................          50,112
                                 BBB+         Baa2               145,000    Potash Corporation of Saskatchewan,
                                                                              7.75% due 5/31/2011(3)................         170,254
                                                                                                                        ------------
                                                                                                                             220,366
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &            BBB          Baa3               155,000    Waste Management Inc., 7.375% due
SUPPLIES--0.1%                                                                8/01/2010.............................         179,107
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                   S&P        MOODY'S          FACE
        INDUSTRIES+             RATINGS++    RATINGS++        AMOUNT                CORPORATE BONDS & NOTES                VALUE
------------------------------------------------------------------------------------------------------------------------------------
CONTAINERS--0.7%                                                            Sealed Air Corporation:
                                 BBB          Baa3        US$    655,000      5.375% due 4/15/2008..................    $    691,607
                                 BBB          Baa3               230,000      6.95% due 5/15/2009(b)................         258,489
                                                                                                                        ------------
                                                                                                                             950,096
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED--0.1%                A-           Baa3               155,000    Brascan Corporation, 5.75% due
                                                                              3/01/2010.............................         164,090
------------------------------------------------------------------------------------------------------------------------------------
FINANCE--1.0%                                                               Household Finance Corporation:
                                 A            A1                 210,000      4.625% due 1/15/2008..................         218,301
                                 A            A1                 180,000      5.875% due 2/01/2009..................         195,474
                                 A            A1                 385,000      6.75% due 5/15/2011...................         433,411
                                 BBB-         Ba1                150,000    IOS Capital LLC, 7.25% due 6/30/2008....         159,750
                                 AA           Aa3                 85,000    Texaco Capital Inc., 8.625% due
                                                                              6/30/2010.............................         106,902
                                 A-           A3                 220,000    Textron Financial Corporation, 2.75% due
                                                                              6/01/2006.............................         219,546
                                                                                                                        ------------
                                                                                                                           1,333,384
------------------------------------------------------------------------------------------------------------------------------------
FINANCE--BANKS--4.4%             A-           A1                 105,000    Banc One Corp., 8% due 4/29/2027........         131,941
                                                                            Bank of America Corporation:
                                 A+           Aa2                260,000      5.875% due 2/15/2009..................         284,881
                                 A            Aa3                145,000      7.40% due 1/15/2011...................         170,060
                                 A-           Aa3                525,000    BankAmerica Capital III, 1.69% due
                                                                              1/15/2027(a)..........................         495,137
                                 BBB-         Baa2               225,000    Capital One Bank, 4.875% due 5/15/2008..         231,559
                                                                            Chase Capital (a):
                                 A-           A2                 350,000      II, 1.663% due 2/01/2027..............         324,331
                                 A-           A2                 295,000      III, 1.723% due 3/01/2027.............         274,979
                                                                            Citigroup Inc.:
                                 A+           Aa2                300,000      7.25% due 10/01/2010..................         349,667
                                 AA-          Aa1                 20,000      6.50% due 1/18/2011...................          22,549
                                 A+           Aa2                275,000      6.625% due 6/15/2032..................         297,904
                                 BBB+         A1                 365,000    First Chicago NBD Capital I, 1.713% due
                                                                              2/01/2027(a)..........................         342,869
                                 BB+          Baa3               160,000    Firstbank Puerto Rico, 7.625% due
                                                                              12/20/2005............................         171,858
                                                                            FleetBoston Financial Corporation:
                                 A            A1                  65,000      3.85% due 2/15/2008...................          66,073
                                 A-           A2                  90,000      6.375% due 5/15/2008..................          99,816
                                 A+           Aa3                300,000    HBOS plc, 6% due 11/01/2033(b)..........         298,237
                                 BB+          NR*                105,000    Hudson United Bancorp Inc., 8.20% due
                                                                              9/15/2006.............................         115,056
                                 A-           Aa3                410,000    Nationsbank Capital Trust III, 1.67% due
                                                                              1/15/2027(a)..........................         384,449
                                 BBB+         A3                 395,000    PNC Funding Corporation, 6.125% due
                                                                              2/15/2009.............................         435,063
                                 BBB+         A3                 120,000    Popular North America, Inc., 3.875% due
                                                                              10/01/2008............................         119,775
                                 BB+          Ba1                435,000    Provident Bank, 6.375% due 1/15/2004....         435,000
                                 A-           A3                  65,000    Saint George Bank Limited, 5.30% due
                                                                              10/15/2015(b).........................          65,051
                                 A-           A3                  75,000    Synovus Financial, 4.875% due
                                                                              2/15/2013.............................          73,779
                                 A+           Aa3                440,000    US Bancorp, 1.318% due 9/16/2005(a).....         440,447
                                 BBB+         A3                 200,000    Washington Mutual Inc., 7.50% due
                                                                              8/15/2006.............................         223,428
                                 AA-          Aa1                125,000    Wells Fargo & Company, 5.125% due
                                                                              2/15/2007.............................         133,357
                                                                                                                        ------------
                                                                                                                           5,987,266
------------------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER--7.0%             A+           A1                 250,000    American Honda Finance, 1.42% due
                                                                              10/03/2005(a)(b)......................         251,031
                                 A            A1                 585,000    Bear Stearns Company Inc., 5.70% due
                                                                              11/15/2014............................         609,795
                                 BBB          Baa2               205,000    Certegy Inc., 4.75% due 9/15/2008.......         210,163
                                 A            A3                 350,000    Countrywide Home Loan, 5.625% due
                                                                              7/15/2009.............................         375,663

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                   S&P        MOODY'S          FACE
        INDUSTRIES+             RATINGS++    RATINGS++        AMOUNT                CORPORATE BONDS & NOTES                VALUE
------------------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER (CONCLUDED)                                                  Deutsche Telekom International Finance:
                                 BBB+         Baa3        US$    195,000      8.50% due 6/15/2010...................    $    235,778
                                 BBB+         Baa3               190,000      8.75% due 6/15/2030...................         242,711
                                                                            Ford Motor Credit Company:
                                 BBB-         A3                 305,000      7.375% due 10/28/2009.................         334,939
                                 BBB-         A3                 965,000      7% due 10/01/2013.....................       1,017,765
                                                                            General Motors Acceptance Corporation:
                                 BBB          A3               2,000,000      2.41% due 10/20/2005(a)...............       2,015,018
                                 BBB          A3                 140,000      6.875% due 8/28/2012..................         150,616
                                 BBB          A3                 369,000      8% due 11/01/2031.....................         414,375
                                 A+           A1                  70,000    Golden West Financial Corporation, 4.75%
                                                                              due 10/01/2012........................          70,056
                                 A+           Aa3                820,000    The Goldman Sachs Group, Inc., 6.875%
                                                                              due 1/15/2011.........................         931,199
                                 AA-          A1                 155,000    International Lease Finance Corporation,
                                                                              2.95% due 5/23/2006...................         156,226
                                 A+           A1                 365,000    J.P. Morgan Chase & Co., 4.50% due
                                                                              11/15/2010............................         367,901
                                 A            A1                 380,000    Lehman Brothers Holdings, Inc., 3.50%
                                                                              due 8/07/2008.........................         377,625
                                 BBB          Baa2               155,000    MBNA America Bank NA, 7.125% due
                                                                              11/15/2012............................         177,254
                                                                            MBNA Corporation:
                                 BBB          Baa2               277,000      6.25% due 1/17/2007...................         301,568
                                 BBB          Baa2               100,000      5.625% due 11/30/2007.................         107,002
                                 A            A2                  65,000    Mellon Funding Corporation, 5% due
                                                                              12/01/2014............................          65,164
                                 A+           Aa3                215,000    Morgan Stanley, 6.75% due 4/15/2011.....         243,255
                                 AA           Aa3                225,000    Principal Life Global, 6.25% due
                                                                              2/15/2012(b)..........................         245,070
                                 A-           A2                  35,000    Regions Financial Corporation, 6.375%
                                                                              due 5/15/2012.........................          38,504
                                 BBB-         Baa1               180,000    UFJ Finance Aruba A.E.C., 6.75% due
                                                                              7/15/2013.............................         191,970
                                                                            Verizon Global Funding Corporation:
                                 A+           A2                 335,000      6.875% due 6/15/2012..................         375,778
                                 A+           A2                  75,000      7.375% due 9/01/2012..................          86,907
                                                                                                                        ------------
                                                                                                                           9,593,333
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN OBLIGATIONS--0.9%+++     AAA          Aaa         Y  133,500,000    International Bank for Reconstruction &
                                                                              Development, 4.75% due
                                                                              12/20/2004(1).........................       1,302,095
------------------------------------------------------------------------------------------------------------------------------------
GAMING--0.3%                     BB+          Ba1         US$    360,000    MGM Mirage Inc., 6% due 10/01/2009......         369,900
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--CONSUMER             BBB-         Ba1                350,000    American Greetings, 6.10% due
GOODS--1.1%                                                                   8/01/2028.............................         360,500
                                 A            A2                  95,000    Brown-Forman Corporation, 3% due
                                                                              3/15/2008.............................          92,979
                                 BBB          Baa2               285,000    Cadbury Schweppes US Finance LLC, 5.125%
                                                                              due 10/01/2013(b).....................         283,144
                                 A            A3                 190,000    Coca-Cola HBC Finance BV, 5.125% due
                                                                              9/17/2013(b)..........................         190,489
                                 BBB-         Baa3               150,000    The Dial Corporation, 6.50% due
                                                                              9/15/2008.............................         167,790
                                 BBB+         Baa1               330,000    Miller Brewing Company, 5.50% due
                                                                              8/15/2013(b)..........................         337,142
                                 BB+          Ba1                 95,000    Tricon Global Restaurants, 8.875% due
                                                                              4/15/2011.............................         115,188
                                                                                                                        ------------
                                                                                                                           1,547,232
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--ENERGY--1.7%         BBB+         Baa1               250,000    AGL Capital Corporation, 4.45% due
                                                                              4/15/2013.............................         237,434
                                 BBB+         Baa1                95,000    Anadarko Finance Company, 7.50% due
                                                                              5/01/2031.............................         111,290
                                 BBB+         Baa1               100,000    Anadarko Petroleum Corporation, 5.375%
                                                                              due 3/01/2007.........................         106,906

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                   S&P        MOODY'S          FACE
        INDUSTRIES+             RATINGS++    RATINGS++        AMOUNT                CORPORATE BONDS & NOTES                VALUE
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--ENERGY               A            A2          US$    240,000    Colonial Pipeline, 7.63% due
(CONCLUDED)                                                                   4/15/2032(b)..........................    $    293,689
                                 A-           A3                 242,875    Kern River Funding Corporation, 4.893%
                                                                              due 4/30/2018(b)......................         241,704
                                 BBB+         Baa1               150,000    Kinder Morgan Energy Partners, L.P.,
                                                                              5.35% due 8/15/2007...................         160,711
                                 BBB-         Baa3               190,000    MidAmerican Energy Holdings, 5.875% due
                                                                              10/01/2012............................         199,221
                                 NR*          A1                 150,000    Motiva Enterprises LLC, 5.20% due
                                                                              9/15/2012(b)..........................         152,704
                                 BBB-         Ba1                470,000    Plains All American Pipeline LP, 5.625%
                                                                              due 12/15/2013(b).....................         474,113
                                 BBB          Baa2               140,000    TGT Pipeline, LLC, 5.20% due 6/01/2018..         131,087
                                 BBB+         Baa1               265,000    Texas Gas Transmission Corporation,
                                                                              4.60% due 6/01/2015...................         249,697
                                                                                                                        ------------
                                                                                                                           2,358,556
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                     A-           A2                 225,000    Alcoa Inc., 1.46% due 12/06/2004(a).....         225,493
MANUFACTURING--5.2%
                                 BBB-         Baa3               315,000    Cia Brasileira de Bebida, 8.75% due
                                                                              9/15/2013(b)..........................         333,900
                                                                            Daimler-Chrysler NA Holdings:
                                 BBB          A3               1,500,000      1.97% due 9/26/2005(a)................       1,504,163
                                 BBB          A3                 200,000      6.40% due 5/15/2006...................         214,281
                                 BBB          A3                 225,000      7.75% due 1/18/2011...................         257,301
                                 A            A2                  60,000    Emerson Electric Company, 6% due
                                                                              8/15/2032.............................          61,154
                                 AAA          Aaa                685,000    General Electric Company, 5% due
                                                                              2/01/2013.............................         692,764
                                                                            General Motors Corporation:
                                 BBB          Baa1               195,000      7.20% due 1/15/2011...................         214,400
                                 BBB          Baa1               405,000      7.125% due 7/15/2013..................         444,151
                                                                            Hutchinson Whampoa International Ltd.:
                                 A-           A3                 150,000      5.45% due 11/24/2010..................         152,146
                                 A-           A3                 455,000      6.25% due 1/24/2014(b)................         461,999
                                 BB+          Ba1                155,000    Hyundai Motor Manufacturing Alabama,
                                                                              LLC, 5.30% due 12/19/2008(b)..........         155,464
                                 BB+          Baa3               185,000    Jabil Circuit Inc., 5.875% due
                                                                              7/15/2010.............................         192,968
                                 BBB-         Ba1                265,000    Lear Corporation, 8.11% due 5/15/2009...         311,706
                                 BBB          Baa2               160,000    Martin Marietta Corp., 7.375% due
                                                                              4/15/2013.............................         184,766
                                 BBB-         Baa3               150,000    Precision Castparts Corp., 5.60% due
                                                                              12/15/2013(b).........................         150,900
                                                                            Raytheon Company:
                                 BBB-         Baa3               660,000      8.30% due 3/01/2010...................         791,939
                                 BBB-         Baa3               200,000      6.75% due 3/15/2018...................         216,002
                                 BBB-         Ba2                450,000    Tyco International Group SA, 6.75% due
                                                                              2/15/2011.............................         491,625
                                                                                                                        ------------
                                                                                                                           7,057,122
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--SERVICES--5.5%       BBB+         Baa1             1,005,000    AOL Time Warner Inc., 6.875% due
                                                                              5/01/2012.............................       1,130,932
                                                                            Aramark Services Inc.:
                                 BBB-         Baa3               245,000      6.75% due 8/01/2004...................         251,182
                                 BBB-         Baa3               205,000      6.375% due 2/15/2008..................         218,705
                                 BBB-         Baa3               320,000    British Sky Broadcasting Group PLC,
                                                                              8.20% due 7/15/2009...................         380,963
                                                                            Cendant Corporation:
                                 BBB          Baa1               235,000      6.875% due 8/15/2006..................         257,828
                                 BBB          Baa1               110,000      6.25% due 1/15/2008...................         119,991
                                 BBB          Baa3               240,000    Comcast Corporation, 5.85% due
                                                                              1/15/2010.............................         256,251
                                                                            HCA Inc.:
                                 BBB-         Ba1                145,000      6.95% due 5/01/2012...................         155,471
                                 BBB-         Ba1                275,000      6.30% due 10/01/2012..................         283,529
                                 BBB          Ba1                360,000    Lenfest Communications, Inc., 10.50% due
                                                                              6/15/2006.............................         419,565

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                   S&P        MOODY'S          FACE
        INDUSTRIES+             RATINGS++    RATINGS++        AMOUNT                CORPORATE BONDS & NOTES                VALUE
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--SERVICES                                                        Liberty Media Corporation:
(CONCLUDED)
                                 BBB-         Baa3        US$  1,500,000      2.67% due 9/17/2006(a)................    $  1,516,305
                                 BBB-         Baa3               130,000      7.875% due 7/15/2009..................         150,589
                                 BBB-         Baa3               350,000      5.70% due 5/15/2013...................         353,943
                                                                            Manor Care, Inc.:
                                 BBB          Ba1                235,000      7.50% due 6/15/2006...................         254,975
                                 BBB          Ba1                115,000      6.25% due 5/01/2013...................         121,181
                                                                            News America Incorporated:
                                 BBB-         Baa3                90,000      6.55% due 3/15/2033...................          93,494
                                 BBB-         Baa3               120,000      6.75% due 1/09/2038...................         133,996
                                 BBB+         Baa1               200,000    PHH Corporation, 6% due 3/01/2008.......         215,193
                                 BBB          Baa3                60,000    SuperValu Inc., 7.50% due 5/15/2012.....          68,157
                                 BBB          Baa3               235,000    Tele-Communications Inc., 9.80% due
                                                                              2/01/2012.............................         306,545
                                 BBB-         Baa3               175,000    USA Interactive, 7% due 1/15/2013.......         192,951
                                 BBB-         Baa3               240,000    Univision Communication Inc., 7.85% due
                                                                              7/15/2011.............................         285,321
                                                                            Wyeth:
                                 A            Baa1               250,000      5.50% due 2/01/2014...................         252,854
                                 A            Baa1               120,000      6.50% due 2/01/2034...................         122,703
                                                                                                                        ------------
                                                                                                                           7,542,624
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--TRANSPORTATION--1.2%  AAA         Aaa                155,000    American Airlines, 3.857% due
                                                                              7/09/2010.............................         153,188
                                 BBB+         Baa2               100,000    Burlington Northern Santa Fe
                                                                              Corporation, 7.95% due 8/15/2030......         123,418
                                                                            Continental Airlines, Inc.:
                                 AAA          Aaa                140,000      6.563% due 2/15/2012..................         148,877
                                 BBB          Ba3                295,000      7.875% due 7/02/2018..................         296,732
                                 BBB          Baa1               415,000    Norfolk Southern Corporation, 7.25% due
                                                                              2/15/2031.............................         469,951
                                                                            Southwest Airlines Co.:
                                 A            Baa1                30,000      8% due 3/01/2005......................          31,838
                                 A            Baa1               190,000      7.875% due 9/01/2007..................         216,839
                                                                            Union Pacific Corporation:
                                 BBB          Baa2               110,000      7.25% due 11/01/2008..................         125,134
                                 A            Aa3                 75,000      4.698% due 1/02/2024..................          72,217
                                                                                                                        ------------
                                                                                                                           1,638,194
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE--1.1%                  BBB+         Baa2               190,000    Berkley (WR) Corporation, 5.125% due
                                                                              9/30/2010.............................         192,030
                                 AA-          A2                  80,000    Marsh & McLennan Companies Inc., 3.625%
                                                                              due 2/15/2008.........................          80,282
                                 BBB+         Baa3               345,000    NLV Financial Corporation, 7.50% due
                                                                              8/15/2033(b)..........................         358,275
                                 BBB+         Baa3               225,000    RLI Corp., 5.95% due 1/15/2014..........         224,044
                                 A-           Baa1               420,000    Security Benefit Life, 7.45% due
                                                                              10/01/2033(b).........................         428,465
                                 A-           A2                 175,000    Travelers Property Casualty, 6.375% due
                                                                              3/15/2033.............................         182,485
                                                                                                                        ------------
                                                                                                                           1,465,581
------------------------------------------------------------------------------------------------------------------------------------
OIL REFINERIES--0.5%             A-           Baa1               105,000    EnCana Corp., 4.75% due 10/15/2013......         103,516
                                 BBB          Baa3               460,000    Ultramar Diamond Shamrock, 6.75% due
                                                                              10/15/2037............................         506,289
                                                                                                                        ------------
                                                                                                                             609,805
------------------------------------------------------------------------------------------------------------------------------------
PAPER--1.3%                      BB           Ba2                495,000    Boise Cascade Corporation, 7.66% due
                                                                              5/27/2005.............................         518,227
                                 BBB+         Baa2               275,000    Celulosa Arauco y Constitucion SA,
                                                                              8.625% due 8/15/2010..................         328,612
                                 BBB          Baa2               480,000    Champion International Corp., 6.65% due
                                                                              12/15/2037............................         537,743
                                 BBB-         Baa3               155,000    Rock-Tenn Company, 5.625% due
                                                                              3/15/2013.............................         155,925
                                 BBB          Baa2               150,000    Sappi Papier Holdings AG, 6.75% due
                                                                              6/15/2012(b)..........................         163,971
                                                                                                                        ------------
                                                                                                                           1,704,478
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                   S&P        MOODY'S          FACE
        INDUSTRIES+             RATINGS++    RATINGS++        AMOUNT                CORPORATE BONDS & NOTES                VALUE
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT           BBB          Baa2        US$    270,000    Camden Property Trust, 5.375% due
TRUST--1.6%                                                                   12/15/2013............................    $    271,626
                                 BBB          Baa3               125,000    Developers Diversified Realty, 6.625%
                                                                              due 1/15/2008.........................         135,181
                                 BBB+         Baa1               365,000    Duke Realty Corporation, 5.25% due
                                                                              1/15/2010.............................         381,549
                                 BBB          Baa2               205,000    HRPT Properties Trust, 5.75% due
                                                                              2/15/2014.............................         205,556
                                 BBB+         Baa2                55,000    Health Care Properties Inc., 7.48% due
                                                                              4/05/2004.............................          55,644
                                                                            Health Care Properties Investors Inc.:
                                 BBB+         Baa2               135,000      6.50% due 2/15/2006...................         143,862
                                 BBB+         Baa2               245,000      6.45% due 6/25/2012...................         265,686
                                 BBB-         Baa3               135,000    Health Care REIT, Inc., 6% due
                                                                              11/15/2013............................         136,433
                                 BBB-         Baa3               165,000    Nationwide Health Properties, 6.59% due
                                                                              7/07/2038.............................         162,053
                                 BBB          Baa3               150,000    United Dominion Realty Trust, Inc.,
                                                                              6.50% due 6/15/2009...................         165,314
                                 A-           Baa1               220,000    Washington Real Estate Investment Trust,
                                                                              5.25% due 1/15/2014...................         220,271
                                                                                                                        ------------
                                                                                                                           2,143,175
------------------------------------------------------------------------------------------------------------------------------------
RETAIL--STORES--0.0%             BBB+         Baa1                60,000    Limited Brands Inc., 6.125% due
                                                                              12/01/2012............................          64,309
------------------------------------------------------------------------------------------------------------------------------------
SUPRANATIONAL--0.2%              A            A2                 220,000    Corporacion Andina de Fomento, 6.875%
                                                                              due 3/15/2012.........................         244,104
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES--                      BBB          Baa2               110,000    AT&T Corporation, 8.05% due 11/15/2011..         126,608
COMMUNICATIONS--1.7%
                                 BBB          Baa2               152,000    AT&T Wireless Services Inc., 8.75% due
                                                                              3/01/2031.............................         187,542
                                 A+           A3                 270,000    GTE Corporation, 6.84% due 4/15/2018....         295,240
                                 BBB          Baa2               230,000    Harris Corporation, 6.35% due
                                                                              2/01/2028.............................         245,626
                                 BBB+         Baa3               130,000    Intelsat, Ltd., 6.50% due
                                                                              11/01/2013(b).........................         135,641
                                 B-           Ba3                234,000    Qwest Corporation, 7.20% due
                                                                              11/01/2004............................         239,265
                                 BBB-         Baa3               240,000    Sprint Capital Corporation, 6.90% due
                                                                              5/01/2019.............................         245,169
                                 BBB+         Baa2               270,000    Telecom Italia Capital SA, 5.25% due
                                                                              11/15/2013(b).........................         270,538
                                 BBB          Ba1                255,000    Telus Corporation, 7.50% due 6/01/2007..         285,382
                                 A+           A2                 220,000    Verizon New York Inc., 6.875% due
                                                                              4/01/2012.............................         243,432
                                                                                                                        ------------
                                                                                                                           2,274,443
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC &            NR*          Baa2               270,000    AEP Texas Central Company, 6.65% due
GAS--2.7%                                                                     2/15/2033.............................         285,079
                                 BBB+         A3                 125,000    Alabama Power Capital Trust, 5.50% due
                                                                              10/01/2042(a).........................         130,696
                                 A            A2                 105,000    Australian Gas Light Company, 5.30% due
                                                                              9/25/2015(b)..........................         106,244
                                 BBB          Baa1               240,000    Cincinnati Gas & Electric Company, 5.70%
                                                                              due 9/15/2012.........................         252,498
                                                                            Consumers Energy(b):
                                 BBB-         Baa3               100,000      4.25% due 4/15/2008...................         100,999
                                 BBB-         Baa3               140,000      4% due 5/15/2010......................         135,465
                                 BBB+         Baa1               200,000    Dominion Resources Inc., 7.625% due
                                                                              7/15/2005.............................         216,053
                                 A-           Baa1               305,000    Exelon Generation Company, LLC, 5.35%
                                                                              due 1/15/2014(b)......................         303,756
                                 A-           A2                 380,000    FPL Group Capital Inc., 1.47% due
                                                                              3/30/2005(a)..........................         380,090
                                 BBB          Baa3               200,000    Nisource Finance Corporation, 5.40% due
                                                                              7/15/2014.............................         202,499
                                 BBB          Baa1               225,000    PSE&G Power, 6.95% due 6/01/2012........         253,752
                                 BBB          Baa2               160,000    Pepco Holdings Inc., 4% due 5/15/2010...         155,460

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                   S&P        MOODY'S          FACE
        INDUSTRIES+             RATINGS++    RATINGS++        AMOUNT                CORPORATE BONDS & NOTES                VALUE
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC & GAS        BBB-         Baa3        US$    190,000    Public Service Company of New Mexico,
(CONCLUDED)                                                                   4.40% due 9/15/2008...................    $    192,401
                                 BBB          Baa2               265,000    Southern California Edison Company, 8%
                                                                              due 2/15/2007.........................         303,094
                                 BBB+         Baa1               210,000    Southern Power Company, 6.25% due
                                                                              7/15/2012.............................         226,907
                                 BBB          Baa2               215,000    TXU Australia Holdings Partnership LP,
                                                                              6.15% due 11/15/2013(b)...............         219,135
                                 A-           Baa1               225,000    Vectren Utility Holdings, 5.25% due
                                                                              8/01/2013.............................         225,556
                                                                                                                        ------------
                                                                                                                           3,689,684
------------------------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES+++--1.9%       A-           A1                 100,000    BSCH Issuances Ltd., 7.625% due
                                                                              9/14/2010(1)..........................         118,542
                                 A-           Baa1               570,000    British Telecom PLC, 8.375% due
                                                                              12/15/2010(4).........................         693,619
                                                                            Corporacion Nacional del Cobre
                                                                              (Codelco)(3)(b):
                                 A-           A2                 250,000      6.375% due 11/30/2012.................         270,461
                                 A-           A2                 180,000      5.50% due 10/15/2013..................         182,662
                                                                            France Telecom(4):
                                 BBB          Baa3               465,000      9.25% due 3/01/2011...................         558,503
                                 BBB          Baa3               155,000      10% due 3/01/2031.....................         205,945
                                 A-           Baa2               155,000    Inversiones CMPC SA, 4.875% due
                                                                              6/18/2013(3)(b).......................         149,034
                                 BBB+         Baa1               220,000    Koninklijke (KPN) NV, 8% due
                                                                              10/01/2010(3).........................         263,179
                                 BBB-         Baa1               165,000    Pemex Project Funding Master Trust,
                                                                              9.125% due 10/13/2010(1)..............         195,938
                                                                                                                        ------------
                                                                                                                           2,637,883
------------------------------------------------------------------------------------------------------------------------------------
YANKEE SOVEREIGNS+++--1.2%       AAA          Aaa         E      596,000    Bundesobligation, 3.50% due
                                                                              10/10/2008(2).........................         751,685
                                 A-           Baa1        US$    170,000    Republic of Chile, 5.50% due
                                                                              1/15/2013(2)..........................         174,845
                                                                            United Mexican States(2):
                                 BBB-         Baa2               405,000      9.875% due 2/01/2010..................         511,313
                                 BBB-         Baa2               220,000      6.375% due 1/16/2013..................         228,250
                                                                                                                        ------------
                                                                                                                           1,666,093
------------------------------------------------------------------------------------------------------------------------------------
                                                                            TOTAL CORPORATE BONDS & NOTES
                                                                            (COST $55,468,843)--41.9%                     57,246,105
------------------------------------------------------------------------------------------------------------------------------------
           STATE                                                                        MUNICIPAL BONDS
------------------------------------------------------------------------------------------------------------------------------------
TEXAS--0.1%                                                      100,000    Harris County, Texas, Industrial
                                                                              Development Corporation, Solid Waste
                                                                              Disposal Revenue Bonds (Deer Park
                                                                              Refining LP), 5.683% due
                                                                              3/01/2023(a)..........................         101,683
------------------------------------------------------------------------------------------------------------------------------------
                                                                            TOTAL MUNICIPAL BONDS (COST
                                                                            $100,000)--0.1%                                  101,683
------------------------------------------------------------------------------------------------------------------------------------
                                                              SHARES
        INDUSTRIES+                                            HELD                     PREFERRED STOCKS
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.3%                                                35    DG Funding Trust (Non-Convertible)(b)...         385,158
------------------------------------------------------------------------------------------------------------------------------------
                                                                            TOTAL PREFERRED STOCKS (COST
                                                                            $385,126)--0.3%                                  385,158
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                             FACE
                                                            AMOUNT                 SHORT-TERM SECURITIES                 VALUE
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**--2.9%                                US$  3,933,000    UBS AG, 0.95% due 1/02/2004.............    $  3,932,792
----------------------------------------------------------------------------------------------------------------------------------
                                                                          TOTAL SHORT-TERM SECURITIES (COST
                                                                          $3,932,792)--2.9%                              3,932,792
----------------------------------------------------------------------------------------------------------------------------------
                                                                          TOTAL INVESTMENTS(D)
                                                                          (COST $153,715,343)--114.4%.............     156,342,328
                                                                          VARIATION MARGIN ON FINANCIAL FUTURES
                                                                          CONTRACTS***--0.0%......................          (7,187)
                                                                          UNREALIZED APPRECIATION ON
                                                                          SWAPS--NET****--0.0%....................             784
                                                                          UNREALIZED DEPRECIATION ON FORWARD
                                                                          FOREIGN EXCHANGE CONTRACTS*****--0.0%...         (28,464)
                                                                          LIABILITIES IN EXCESS OF OTHER
                                                                          ASSETS--(14.4%).........................     (19,608,972)
                                                                                                                      ------------
                                                                          NET ASSETS--100.0%......................    $136,698,489
                                                                                                                      ============
----------------------------------------------------------------------------------------------------------------------------------

+ For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

++ Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.

+++ Corresponding industry groups for foreign securities:

(1) Financial Institution.

(2) Government Entity.

(3) Industrial.

(4) Telecommunications.

++ Ratings of issues shown are unaudited.

* Not Rated.

** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.

*** Financial futures contracts purchased as of December 31, 2003 were as follows:

-------------------------------------------------------------------------------------------------------------
NUMBER OF                                                                                          UNREALIZED
CONTRACTS                                   ISSUE                  EXPIRATION DATE   FACE VALUE      LOSSES
-------------------------------------------------------------------------------------------------------------
             26                      Eurodollar Futures             December 2004    $25,870,117    $(10,517)
-------------------------------------------------------------------------------------------------------------
                  TOTAL UNREALIZED LOSSES--NET                                                      $(10,517)
                                                                                                    ========
-------------------------------------------------------------------------------------------------------------

Financial futures contracts sold as of December 31, 2003 were as follows:

------------------------------------------------------------------------------------------------------------
NUMBER OF                                                                                         UNREALIZED
CONTRACTS                                   ISSUE                  EXPIRATION DATE   FACE VALUE     LOSSES
------------------------------------------------------------------------------------------------------------
             46              Ten-Year U.S. Treasury Note Futures     March 2004      $5,107,984    $(56,235)
------------------------------------------------------------------------------------------------------------
                  TOTAL UNREALIZED LOSSES--NET                                                     $(56,235)
                                                                                                   ========
------------------------------------------------------------------------------------------------------------

**** Swap contracts entered into as of December 31, 2003 were as follows:
--------------------------------------------------------------------------------

                                                                      NOTIONAL          UNREALIZED APPRECIATION
                                                                       AMOUNT               (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
Receive a variable return equal to Lehman Brothers US High
Yield Index Total Return and pay floating rate based on
1-month USD LIBOR, plus .15%
Broker, Credit Suisse First Boston International
Expires March 2004                                                   $1,400,000                 $    --
Sold credit default protection on Sprint Capital Corp. and
receive 1.50% interest
Broker Morgan Stanley Capital Services Inc.
Expires September 2008                                                  430,000                   5,630
Sold credit default protection on Comcast Cable
Communications Inc. and receive 1.15% interest
Broker Morgan Stanley Capital Services Inc.
Expires September 2008                                                  430,000                  11,026

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                      NOTIONAL          UNREALIZED APPRECIATION
                                                                       AMOUNT               (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
Receive a variable return equal to JP Morgan U.S. Agency
Mortgage Index Total Return and pay floating rate based on
1-month USD LIBOR, minus .22%
Broker, JP Morgan Chase Bank
Expires January 2004                                                 $1,400,000                 $    --
Pay 3.875% on TIPS adjusted principal and receive a fixed
rate of 3.401%
Broker, JP Morgan Chase Bank
Expires January 2009                                                    879,000                    (737)
Pay 3.50% on TIPS adjusted principal and receive a fixed
rate of 4.17%
Broker, Morgan Stanley Capital Services Inc.
Expires January 2011                                                    750,000                   4,253
Receive a variable return equal to JP Morgan U.S. Agency
Mortgage Index Total Return and pay floating rate based on
1-month USD LIBOR, minus .25%
Broker, JP Morgan Chase Bank
Expires January 2004                                                  1,350,000                      --
Receive a variable return equal to Lehman Brothers CMBS
Investment Grade Index Total Return and pay floating rate
based on 1-month USD LIBOR, minus .55%
Broker, Deutsche Bank AG, London
Expires June 2004                                                     1,600,000                      --
Receive a variable return equal to Lehman Brothers CMBS
Investment Grade Index Total Return and pay floating rate
based on 1-month USD LIBOR, minus .55%
Broker, Morgan Stanley Capital Services Inc.
Expires March 2004                                                    4,650,000                      --
Receive a variable return equal to JP Morgan U.S. Agency
Mortgage Index Total Return and pay floating rate based on
1-month USD LIBOR, minus .30%
Broker, JP Morgan Chase Bank
Expires April 2004                                                    1,500,000                      --
Receive a variable return equal to JP Morgan U.S. Agency
Mortgage Index Total Return and pay floating rate based on
1-month USD LIBOR, minus .17%
Broker, JP Morgan Chase Bank
Expires February 2004                                                 1,500,000                      --
Receive a variable return equal to Lehman Brothers U.S.
Treasury Index Total Return and pay floating rate based on
1-month USD LIBOR, minus .20%
Broker, Lehman Brothers Special Finance
Expires December 2004                                                 6,700,000                      --
Receive a variable return equal to Lehman Brothers CMBS AAA
Index Total Return and pay fixed rate of .5542%
Broker, Lehman Brothers Special Finance
Expires January 2004                                                  2,150,000                      --
Bought credit default protection on Tyson Foods Inc. and pay
1.36% interest
Broker, Morgan Stanley Capital Services Inc.
Expires September 2008                                                  430,000                  (7,753)
Bought credit default protection on Weyerhaeuser Co. and pay
..73% interest
Broker, Morgan Stanley Capital Services Inc.
Expires September 2008                                                  430,000                  (2,526)
Receive a variable return equal to JP Morgan U.S. Agency
Mortgage Index Total Return and pay floating rate based on
1-month USD LIBOR, minus .25%
Broker, JP Morgan Chase Bank
Expires January 2004                                                  4,000,000                      --

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                      NOTIONAL          UNREALIZED APPRECIATION
                                                                       AMOUNT               (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
Receive a variable return based on 3-month USD LIBOR, plus
..50% which is capped at a fixed coupon of 8% and callable
quarterly beginning March 29, 2004 and pay floating rate
based on 3-month USD LIBOR
Broker, JP Morgan Chase Bank
Expires September 2009                                               $3,900,000                 $(9,109)
---------------------------------------------------------------------------------------------------------------
TOTAL                                                                                           $   784
                                                                                                =======
---------------------------------------------------------------------------------------------------------------

***** Forward foreign exchange contracts as of December 31, 2003 were as follows:

----------------------------------------------------------------
FOREIGN CURRENCY SOLD  SETTLEMENT DATE   UNREALIZED DEPRECIATION
----------------------------------------------------------------
E 596,481                March 2004             $(28,464)
----------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON
FORWARD FOREIGN EXCHANGE
CONTRACTS--NET (US$
COMMITMENT--$722,339)                           $(28,464)
                                                ========
----------------------------------------------------------------

(a) Floating rate note.
(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c) All or a portion of security held as collateral in connection with open financial futures contracts.
(d) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

-------------------------------------------------------------------------------------
                                                           NET      INTEREST/DIVIDEND
                       AFFILIATE                         ACTIVITY        INCOME
-------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Money Market Series      --          $  635
Merrill Lynch Premier Institutional Fund                     --          $1,947
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Fundamental Growth Strategy Portfolio
Schedule of Investments as of December 31, 2003                (in U.S. dollars)
--------------------------------------------------------------------------------

                                 SHARES                                                                                   PERCENT OF
INDUSTRIES++                      HELD                               COMMON STOCKS                           VALUE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
AIR FREIGHT &                      98,100         United Parcel Service, Inc. (Class B)...............    $  7,313,355        2.4%
LOGISTICS
------------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                      37,300         +Genentech, Inc. ...................................       3,490,161        1.1
                                   76,500         +Gilead Sciences, Inc. .............................       4,447,710        1.4
                                                                                                          ------------      -----
                                                                                                             7,937,871        2.5
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS                         168,200         Ecolab Inc. ........................................       4,603,634        1.5
                                   84,000         Praxair, Inc. ......................................       3,208,800        1.0
                                                                                                          ------------      -----
                                                                                                             7,812,434        2.5
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS                   44,700         Bank of America Corporation.........................       3,595,221        1.2
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &              47,000         +Apollo Group, Inc. (Class A).......................       3,196,000        1.0
SUPPLIES
                                   76,400         +Career Education Corporation.......................       3,061,348        1.0
                                                                                                          ------------      -----
                                                                                                             6,257,348        2.0
------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                    579,500         +Cisco Systems, Inc. ...............................      14,076,055        4.6
EQUIPMENT
                                  166,000         Nokia Oyj 'A' (ADR)(a)..............................       2,822,000        0.9
                                  691,900         +Nortel Networks Corporation........................       2,926,737        0.9
                                                                                                          ------------      -----
                                                                                                            19,824,792        6.4
------------------------------------------------------------------------------------------------------------------------------------
COMPUTERS &                       235,400         Hewlett-Packard Company.............................       5,407,138        1.8
PERIPHERALS
                                   44,400         +SanDisk Corporation................................       2,714,616        0.9
                                                                                                          ------------      -----
                                                                                                             8,121,754        2.7
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE                   96,100         American Express Company............................       4,634,903        1.5
------------------------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING             45,200         Ball Corporation....................................       2,692,564        0.9
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL              63,100         Citigroup Inc. .....................................       3,062,874        1.0
SERVICES
------------------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT &                 77,500         +BJ Services Company................................       2,782,250        0.9
SERVICE
                                   91,600         Baker Hughes Incorporated...........................       2,945,856        1.0
                                   99,300         Schlumberger Limited................................       5,433,696        1.8
                                                                                                          ------------      -----
                                                                                                            11,161,802        3.7
------------------------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES                    110,000         SUPERVALU Inc. .....................................       3,144,900        1.0
RETAILING
                                   96,600         SYSCO Corporation...................................       3,596,418        1.2
                                                                                                          ------------      -----
                                                                                                             6,741,318        2.2
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT              94,800         Alcon, Inc. ........................................       5,739,192        1.9
& SUPPLIES

                                  171,900         +Boston Scientific Corporation......................       6,319,044        2.0
                                   70,000         DENTSPLY International Inc. ........................       3,161,900        1.0
                                  137,100         Medtronic, Inc. ....................................       6,664,431        2.2
                                   48,300         +Varian Medical Systems, Inc. ......................       3,337,530        1.1
                                                                                                          ------------      -----
                                                                                                            25,222,097        8.2
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS              92,100         +Anthem, Inc. ......................................       6,907,500        2.2
& SERVICES
                                   82,900         UnitedHealth Group Incorporated.....................       4,823,122        1.6
                                                                                                          ------------      -----
                                                                                                            11,730,622        3.8
------------------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &              79,500         +Brinker International, Inc. .......................       2,636,220        0.9
LEISURE
                                   68,700         +Krispy Kreme Doughnuts, Inc. ......................       2,514,420        0.8
                                  128,300         +Starbucks Corporation..............................       4,241,598        1.4
                                  132,300         +YUM! Brands, Inc. .................................       4,551,120        1.5
                                                                                                          ------------      -----
                                                                                                            13,943,358        4.6
------------------------------------------------------------------------------------------------------------------------------------
IT SERVICES                        57,100         +Affiliated Computer Services, Inc. (Class A).......       3,109,666        1.0
                                  112,100         First Data Corporation..............................       4,606,189        1.5
                                   34,600         +Hewitt Associates, Inc. (Class A)..................       1,034,540        0.3
                                   52,400         Infosys Technologies Limited (ADR)(a)...............       5,014,680        1.6
                                  100,800         Paychex, Inc. ......................................       3,749,760        1.2
                                                                                                          ------------      -----
                                                                                                            17,514,835        5.6
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                        139,400         3M Co. .............................................      11,853,182        3.8
CONGLOMERATES
                                  532,000         General Electric Company............................      16,481,360        5.3
                                                                                                          ------------      -----
                                                                                                            28,334,542        9.1
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Fundamental Growth Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                 SHARES                                                                                   PERCENT OF
INDUSTRIES++                      HELD                               COMMON STOCKS                           VALUE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG                 90,700         +eBay Inc. .........................................    $  5,858,313        1.9%
RETAIL
                                  103,200         +InterActiveCorp....................................       3,501,576        1.1
                                                                                                          ------------      -----
                                                                                                             9,359,889        3.0
------------------------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE &                72,800         +Yahoo! Inc. .......................................       3,288,376        1.1
SERVICES
------------------------------------------------------------------------------------------------------------------------------------
MACHINERY                          49,200         ITT Industries, Inc. ...............................       3,651,132        1.2
------------------------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS                 60,000         Canon, Inc. ........................................       2,793,692        0.9
------------------------------------------------------------------------------------------------------------------------------------
OIL & GAS                          46,200         Apache Corporation..................................       3,746,820        1.2
                                   74,100         Devon Energy Corporation............................       4,242,966        1.4
                                                                                                          ------------      -----
                                                                                                             7,989,786        2.6
------------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                    79,200         +Forest Laboratories, Inc. .........................       4,894,560        1.6
------------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                  170,200         +Altera Corporation.................................       3,863,540        1.2
SEMICONDUCTOR
EQUIPMENT

                                  495,000         Intel Corporation...................................      15,939,000        5.2
                                  106,400         Texas Instruments Incorporated......................       3,126,032        1.0
                                                                                                          ------------      -----
                                                                                                            22,928,572        7.4
------------------------------------------------------------------------------------------------------------------------------------
SOFTWARE                          144,400         +Citrix Systems, Inc. ..............................       3,062,724        1.0
                                  101,400         +Electronic Arts Inc. ..............................       4,844,892        1.6
                                   67,500         +Mercury Interactive Corporation....................       3,283,200        1.1
                                   76,500         SAP AG (Systeme, Anwendungen, Produkte in der
                                                    Datenverarbeitung)(ADR)(a)........................       3,179,340        1.0
                                                                                                          ------------      -----
                                                                                                            14,370,156        4.7
------------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                   29,700         +AutoZone, Inc. ....................................       2,530,737        0.8
                                  115,100         +Bed, Bath & Beyond Inc. ...........................       4,989,585        1.6
                                   94,900         Best Buy Co., Inc. .................................       4,957,576        1.6
                                  150,700         Lowe's Companies, Inc. .............................       8,347,273        2.7
                                  137,600         PETsMART, Inc. .....................................       3,274,880        1.1
                                   88,450         +Rent A Center Inc. ................................       2,642,886        0.9
                                  140,200         Ross Stores, Inc. ..................................       3,705,486        1.2
                                   63,500         Tiffany & Co. ......................................       2,870,200        0.9
                                                                                                          ------------      -----
                                                                                                            33,318,623       10.8
------------------------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL &               158,800         +Coach, Inc. .......................................       5,994,700        1.9
LUXURY GOODS
                                   85,400         Nike, Inc. (Class B)................................       5,846,484        1.9
                                                                                                          ------------      -----
                                                                                                            11,841,184        3.8
------------------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL COMMON STOCKS (COST--$254,588,050)                 300,337,660       97.4
------------------------------------------------------------------------------------------------------------------------------------
                          BENEFICIAL INTEREST/
                              SHARES HELD                        SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
                              $10,769,222         Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                  Series I(b).........................................      10,769,222        3.5
                              $15,137,363         Merrill Lynch Liquidity Series, LLC Money Market
                                                    Series(b)(c)......................................      15,137,363        4.9
                                5,045,787         Merrill Lynch Premier Institutional Fund(b)(c)......       5,045,787        1.6
------------------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL SHORT-TERM SECURITIES (COST--$30,952,372)           30,952,372       10.0
------------------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS (COST--$285,540,422)..............     331,290,032      107.4
                                                  LIABILITIES IN EXCESS OF OTHER ASSETS...............     (23,044,987)      (7.4)
                                                                                                          ------------      -----
                                                  NET ASSETS..........................................    $308,245,045      100.0%
                                                                                                          ============      =====
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Fundamental Growth Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

(a) American Depositary Receipts (ADR).
(b) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

----------------------------------------------------------------------------------------------
                                                                  NET        INTEREST/DIVIDEND
AFFILIATE                                                       ACTIVITY          INCOME
----------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I       $ 10,769,222       $  9,855
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II      $(10,047,090)      $116,412
Merrill Lynch Liquidity Series, LLC Money Market Series       $(23,182,751)      $ 17,221
Merrill Lynch Premier Institutional Fund                       (28,936,200)      $ 10,713
----------------------------------------------------------------------------------------------

(c) Security was purchased with the cash proceeds from securities loans. + Non-income producing security.

+++ For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2003                (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   SHARES                                                              PERCENT OF
COUNTRY                INDUSTRIES+++                 HELD                 COMMON STOCKS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA          FOOD PRODUCTS                  148,000    +Burns, Philp & Company Limited.........   $     63,561       0.0%
                   ------------------------------------------------------------------------------------------------------------
                   METALS & MINING
                                                   24,100    Alumina Limited.........................        119,299       0.0
                                                  141,400    BHP Billiton Limited....................      1,298,696       0.6
                                                   53,800    BHP Steel Limited.......................        226,999       0.1
                                                   15,500    Newcrest Mining Limited.................        151,236       0.1
                                                   27,700    Rio Tinto Limited.......................        776,385       0.4
                                                  176,400    +WMC Resources Limited..................        748,275       0.4
                                                                                                        ------------     -----
                                                                                                           3,320,890       1.6
                   ------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                   19,800    Woodside Petroleum Limited..............        220,791       0.1
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS IN AUSTRALIA              3,605,242       1.7
---------------------------------------------------------------------------------------------------------------------------------
BERMUDA            INSURANCE                       19,800    ACE Limited(c)..........................        820,116       0.4
                                                    5,000    XL Capital Ltd. (Class A)...............        387,750       0.2
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS IN BERMUDA                1,207,866       0.6
---------------------------------------------------------------------------------------------------------------------------------
BRAZIL             METALS & MINING                  2,700    Companhia Vale do Rio Doce (ADR)(a).....        157,950       0.1
                                                    4,500    Companhia Vale do Rio Doce (Sponsored
                                                               ADR)(a)...............................        231,795       0.1
                                                                                                        ------------     -----
                                                                                                             389,745       0.2
                   ------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                   14,000    Petroleo Brasileiro SA--Petrobras
                                                               (ADR)(a)..............................        409,360       0.2
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS IN BRAZIL                   799,105       0.4
---------------------------------------------------------------------------------------------------------------------------------
CANADA             COMMUNICATIONS                  38,029    +Nortel Networks Corporation............        160,863       0.1
                   EQUIPMENT
                   ------------------------------------------------------------------------------------------------------------
                   ENERGY EQUIPMENT &
                   SERVICE
                                                   64,700    +Drillers Technology Corp. .............         60,081       0.0
                                                    6,300    Ensign Resource Service Group, Inc. ....        100,429       0.0
                                                    2,300    +Precision Drilling Corporation.........        101,006       0.1
                                                   15,200    +Tesco Corporation......................        124,094       0.1
                                                                                                        ------------     -----
                                                                                                             385,610       0.2
                   ------------------------------------------------------------------------------------------------------------
                   METALS & MINING
                                                    5,000    Barrick Gold Corporation................        113,407       0.0
                                                   46,900    +Eldorado Gold Corporation..............        146,988       0.1
                                                    8,600    +Glamis Gold Ltd. ......................        148,275       0.1
                                                   25,800    +Inco Limited...........................      1,027,356       0.5
                                                   39,300    Placer Dome Inc. .......................        703,863       0.3
                                                    7,200    Placer Dome Inc. .......................        129,096       0.1
                                                                                                        ------------     -----
                                                                                                           2,268,985       1.1
                   ------------------------------------------------------------------------------------------------------------
                   MULTI-UTILITIES &
                   UNREGULATED POWER
                                                   30,496    +Rider Resources Ltd. ..................         81,417       0.0
                   ------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                   21,700    +Atlas Energy Ltd. .....................         67,170       0.0
                                                    2,800    Canadian Natural Resources Ltd. ........        141,641       0.1
                                                   25,000    +Canadian Superior Energy, Inc. ........         63,068       0.0
                                                   11,000    +Cequel Energy Inc. ....................         77,036       0.0
                                                   17,700    +Clear Energy Inc. .....................         48,624       0.0
                                                   13,500    +Compton Petroleum Corporation..........         62,681       0.0
                                                   16,000    +Devlan Exploration Inc. ...............         29,097       0.0
                                                   22,826    EnCana Corp. ...........................        900,852       0.4
                                                    5,800    Husky Energy Inc. ......................        105,340       0.1
                                                   25,600    +Impact Energy Inc. ....................         26,744       0.0
                                                    4,400    Nexen Inc. .............................        159,759       0.1
                                                    3,000    Niko Resources Ltd. ....................         62,914       0.0
                                                    3,100    Penn West Petroleum Ltd. ...............        115,556       0.1
                                                    6,500    Petro-Canada............................        321,466       0.2
                                                   28,500    +Progress Energy Ltd. ..................        273,476       0.1
                                                   12,600    Suncor Energy, Inc. ....................        316,889       0.2
                                                   23,500    +TUSK Energy Inc. ......................         68,741       0.0
                                                    5,700    Talisman Energy Inc. ...................        324,290       0.2
                                                   23,300    +Thunder Energy Inc. ...................        150,736       0.1
                                                                                                        ------------     -----
                                                                                                           3,316,080       1.6
                   ------------------------------------------------------------------------------------------------------------
                   PAPER & FOREST
                   PRODUCTS
                                                    7,300    Domtar, Inc. ...........................         91,797       0.0
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS IN CANADA                 6,304,752       3.0
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   SHARES                                                              PERCENT OF
COUNTRY                INDUSTRIES+++                 HELD                 COMMON STOCKS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
CHINA              INSURANCE                        2,900    +China Life Insurance Co., Limited
                                                               (ADR)(a)..............................   $     95,613       0.0%
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS IN CHINA                     95,613       0.0
---------------------------------------------------------------------------------------------------------------------------------
DENMARK            COMMERCIAL SERVICES &            6,763    ISS A/S.................................        333,387       0.2
                   SUPPLIES
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS IN DENMARK                  333,387       0.2
---------------------------------------------------------------------------------------------------------------------------------
FINLAND            PAPER & FOREST                   6,668    Stora Enso Oyj 'R'......................         89,826       0.0
                   PRODUCTS
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS IN FINLAND                   89,826       0.0
---------------------------------------------------------------------------------------------------------------------------------
FRANCE             AUTOMOBILES                      3,728    PSA Peugeot Citroen.....................        189,974       0.1
                   ------------------------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS
                                                    8,741    BNP Paribas SA..........................        550,391       0.3
                                                    6,804    Credit Agricole S.A. ...................        162,462       0.1
                                                                                                        ------------     -----
                                                                                                             712,853       0.4
                   ------------------------------------------------------------------------------------------------------------
                   CONSTRUCTION MATERIALS
                                                    2,874    Lafarge SA (Ordinary)...................        255,934       0.1
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                   TELECOMMUNICATION
                   SERVICES
                                                   11,955    +France Telecom SA......................        341,700       0.2
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRONIC EQUIPMENT &
                   INSTRUMENTS
                                                    2,807    Schneider SA............................        183,758       0.1
                   ------------------------------------------------------------------------------------------------------------
                   ENERGY EQUIPMENT &
                   SERVICE
                                                    8,925    Technip-Coflexip SA (ADR)(a)............        240,261       0.1
                   ------------------------------------------------------------------------------------------------------------
                   HOTELS, RESTAURANTS &
                   LEISURE
                                                    8,279    Accor SA................................        374,894       0.2
                   ------------------------------------------------------------------------------------------------------------
                   INSURANCE
                                                    9,231    Axa.....................................        197,591       0.1
                   ------------------------------------------------------------------------------------------------------------
                   MEDIA
                                                   11,595    +Vivendi Universal SA...................        281,831       0.1
                   ------------------------------------------------------------------------------------------------------------
                   METALS & MINING
                                                   11,343    Arcelor.................................        197,730       0.1
                   ------------------------------------------------------------------------------------------------------------
                   MULTI-UTILITIES &
                   UNREGULATED POWER
                                                   12,853    Suez SA.................................        258,259       0.1
                   ------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                    3,500    Total Fina SA (ADR)(a)..................        323,785       0.2
                                                    3,857    TotalFinaElf SA.........................        717,105       0.3
                                                                                                        ------------     -----
                                                                                                           1,040,890       0.5
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS IN FRANCE                 4,275,675       2.1
---------------------------------------------------------------------------------------------------------------------------------
GERMANY            AIRLINES                         6,984    Deutsche Lufthansa AG (Registered
                                                               Shares)...............................        116,723       0.1
                   ------------------------------------------------------------------------------------------------------------
                   AUTOMOBILES
                                                    3,066    Bayerische Motoren Werke (BMW) AG.......        142,123       0.1
                                                    2,621    Volkswagen AG...........................        145,960       0.1
                                                                                                        ------------     -----
                                                                                                             288,083       0.2
                   ------------------------------------------------------------------------------------------------------------
                   CHEMICALS
                                                    7,285    Bayer AG................................        213,367       0.1
                                                    4,200    Celanese AG.............................        170,898       0.1
                                                    4,350    Linde AG................................        234,290       0.1
                                                                                                        ------------     -----
                                                                                                             618,555       0.3
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIAL
                   SERVICES
                                                    3,589    Deutsche Boerse AG......................        196,245       0.1
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                   TELECOMMUNICATION
                   SERVICES
                                                   15,994    +Deutsche Telekom AG (Registered
                                                               Shares)...............................        292,725       0.1
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRIC UTILITIES
                                                    4,583    E.On AG.................................        299,097       0.1
                   ------------------------------------------------------------------------------------------------------------
                   HOUSEHOLD PRODUCTS
                                                    1,210    Henkel KGaA.............................         88,964       0.0
                   ------------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                    4,519    Schering AG.............................        228,857       0.1
                   ------------------------------------------------------------------------------------------------------------
                   TEXTILES, APPAREL &
                   LUXURY GOODS
                                                    1,921    Adidas-Salomon AG.......................        218,802       0.1
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS IN GERMANY                2,348,051       1.1
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   SHARES                                                              PERCENT OF
COUNTRY                INDUSTRIES+++                 HELD                 COMMON STOCKS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
HONG KONG          AUTOMOBILES                     98,000    Denway Motors Limited...................   $    104,140       0.0%
                   ------------------------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS
                                                   27,600    HSBC Holdings PLC.......................        435,494       0.2
                   ------------------------------------------------------------------------------------------------------------
                   INDUSTRIAL
                   CONGLOMERATES
                                                   74,260    Hutchison Whampoa Limited...............        547,605       0.3
                   ------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                    5,100    CNOOC Limited (ADR)(a)..................        203,592       0.1
                   ------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION
                   INFRASTRUCTURE
                                                   29,000    Hainan Meilan Airport Company Limited
                                                               'H'...................................         20,171       0.0
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS IN HONG KONG              1,311,002       0.6
---------------------------------------------------------------------------------------------------------------------------------
INDIA              AUTOMOBILES                     10,000    Bajaj Auto Limited......................        249,282       0.1
                   ------------------------------------------------------------------------------------------------------------
                   CHEMICALS
                                                  134,000    +Reliance Industries Ltd. ..............      1,682,893       0.8
                   ------------------------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS
                                                    8,000    Oriental Bank of Commerce...............         44,958       0.0
                                                    4,300    State Bank of India.....................         50,752       0.0
                                                                                                        ------------     -----
                                                                                                              95,710       0.0
                   ------------------------------------------------------------------------------------------------------------
                   HOUSEHOLD PRODUCTS
                                                   28,800    Hindustan Lever Ltd. ...................        129,213       0.1
                   ------------------------------------------------------------------------------------------------------------
                   IT SERVICES
                                                    6,000    Infosys Technologies Limited............        731,665       0.4
                   ------------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                    4,000    Dr. Reddy's Laboratories Limited........        125,199       0.1
                                                    9,100    Ranbaxy Laboratories Limited............        219,038       0.1
                                                                                                        ------------     -----
                                                                                                             344,237       0.2
                   ------------------------------------------------------------------------------------------------------------
                   THRIFTS & MORTGAGE
                   FINANCE
                                                   31,000    Housing Development Finance Corporation
                                                               Ltd. (HDFC)...........................        437,805       0.2
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS IN INDIA                  3,670,805       1.8
---------------------------------------------------------------------------------------------------------------------------------
INDONESIA          COMMERCIAL BANKS               267,000    PT Bank Danamon Indonesia Tbk...........         64,194       0.0
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS IN INDONESIA                 64,194       0.0
---------------------------------------------------------------------------------------------------------------------------------
IRELAND            COMMERCIAL BANKS                18,438    Bank of Ireland.........................        251,173       0.1
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS IN IRELAND                  251,173       0.1
---------------------------------------------------------------------------------------------------------------------------------
ISRAEL             COMMUNICATIONS                  64,600    +ECI Telecom Limited (U.S. Registered
                   EQUIPMENT                                   Shares)...............................        370,158       0.2
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS IN ISRAEL                   370,158       0.2
---------------------------------------------------------------------------------------------------------------------------------
ITALY              COMMERCIAL BANKS                29,354    +Capitalia SpA..........................         86,381       0.0
                                                  129,873    Intesa BCI SpA..........................        507,828       0.2
                                                   59,145    Unicredito Italiano SpA.................        319,299       0.2
                                                                                                        ------------     -----
                                                                                                             913,508       0.4
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                   TELECOMMUNICATION
                   SERVICES
                                                   92,609    +Telecom Italia SpA.....................        274,509       0.1
                   ------------------------------------------------------------------------------------------------------------
                   ENERGY EQUIPMENT &
                   SERVICE
                                                   22,900    Saipem SpA..............................        185,412       0.1
                   ------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                   30,973    ENI SpA.................................        584,454       0.3
                                                    1,100    ENI SpA (ADR)(a)........................        104,478       0.1
                                                                                                        ------------     -----
                                                                                                             688,932       0.4
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS IN ITALY                  2,062,361       1.0
---------------------------------------------------------------------------------------------------------------------------------
JAPAN              AUTO COMPONENTS                  9,500    Toyota Industries Corporation...........        201,666       0.1
                   ------------------------------------------------------------------------------------------------------------
                   AUTOMOBILES
                                                   47,000    Fuji Heavy Industries, Ltd. ............        228,049       0.1
                                                    4,400    Honda Motor Co., Ltd. ..................        195,428       0.1
                                                   19,000    Suzuki Motor Corporation................        281,179       0.2
                                                                                                        ------------     -----
                                                                                                             704,656       0.4
                   ------------------------------------------------------------------------------------------------------------
                   BEVERAGES
                                                    8,100    Coca-Cola West Japan Company Limited....        158,720       0.1
                                                    5,000    Kinki Coca-Cola Bottling Co., Ltd. .....         36,344       0.0
                                                                                                        ------------     -----
                                                                                                             195,064       0.1
                   ------------------------------------------------------------------------------------------------------------
                   CHEMICALS
                                                   26,000    Shin-Etsu Chemical Co., Ltd. ...........      1,062,611       0.5
                   ------------------------------------------------------------------------------------------------------------
                   COMPUTERS &
                   PERIPHERALS
                                                    1,500    Seiko Epson Corporation.................         69,982       0.0
                   ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   SHARES                                                              PERCENT OF
COUNTRY                INDUSTRIES+++                 HELD                 COMMON STOCKS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
JAPAN              CONSTRUCTION &                  47,000    JGC Corporation.........................   $    490,305       0.2%
(CONCLUDED)        ENGINEERING
                   ------------------------------------------------------------------------------------------------------------
                   CONSUMER FINANCE
                                                    8,000    Credit Saison Co., Ltd. ................        180,648       0.1
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRONIC EQUIPMENT &
                   INSTRUMENTS
                                                   12,000    Murata Manufacturing Co., Ltd. .........        648,316       0.3
                   ------------------------------------------------------------------------------------------------------------
                   FOOD & STAPLES
                   RETAILING
                                                   13,500    Ito-Yokado Co., Ltd. ...................        424,512       0.2
                   ------------------------------------------------------------------------------------------------------------
                   INSURANCE
                                                  194,000    Aioi Insurance Company, Limited.........        771,149       0.4
                                                      221    Millea Holdings, Inc. ..................      2,887,002       1.4
                                                  291,000    Mitsui Sumitomo Insurance Company,
                                                               Limited...............................      2,389,475       1.1
                                                   39,000    NIPPONKOA Insurance Company, Limited....        215,797       0.1
                                                                                                        ------------     -----
                                                                                                           6,263,423       3.0
                   ------------------------------------------------------------------------------------------------------------
                   OFFICE ELECTRONICS
                                                   18,000    Canon, Inc. ............................        838,108       0.4
                   ------------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                    3,000    Kyorin Pharmaceutical Co., Ltd. ........         33,731       0.0
                                                   10,600    Rohto Pharmaceutical Co., Ltd. .........         88,424       0.1
                                                   17,000    Takeda Chemical Industries, Ltd. .......        674,163       0.3
                                                                                                        ------------     -----
                                                                                                             796,318       0.4
                   ------------------------------------------------------------------------------------------------------------
                   SOFTWARE
                                                    2,100    Nintendo Company Ltd. ..................        195,950       0.1
                   ------------------------------------------------------------------------------------------------------------
                   WIRELESS
                   TELECOMMUNICATION
                   SERVICES
                                                      135    NTT DoCoMo, Inc. .......................        306,102       0.2
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS IN JAPAN                 12,377,661       6.0
---------------------------------------------------------------------------------------------------------------------------------
MEXICO             BEVERAGES                        5,400    Fomento Economico Mexicano, SA de CV
                                                               (ADR)(a)..............................        199,152       0.1
                   ------------------------------------------------------------------------------------------------------------
                   MEDIA
                                                    8,800    Grupo Televisa SA (ADR)(a)..............        350,768       0.2
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS IN MEXICO                   549,920       0.3
---------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS        CHEMICALS                        3,794    Akzo Nobel NV...........................        146,438       0.1
                   ------------------------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS
                                                    7,906    ABN AMRO Holding NV.....................        184,985       0.1
                   ------------------------------------------------------------------------------------------------------------
                   COMMERCIAL SERVICES &
                   SUPPLIES
                                                   17,605    +Buhrmann NV............................        153,444       0.1
                                                   12,020    Vedior NV 'A'...........................        188,002       0.1
                                                                                                        ------------     -----
                                                                                                             341,446       0.2
                   ------------------------------------------------------------------------------------------------------------
                   CONSTRUCTION &
                   ENGINEERING
                                                    3,962    Imtech NV...............................        102,848       0.1
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIAL
                   SERVICES
                                                   22,478    ING Groep NV............................        524,240       0.3
                   ------------------------------------------------------------------------------------------------------------
                   FOOD & STAPLES
                   RETAILING
                                                   30,147    Koninklijke Ahold NV....................        229,677       0.1
                   ------------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS
                                                    3,531    +Koninklijke Numico NV..................         97,583       0.0
                   ------------------------------------------------------------------------------------------------------------
                   HOUSEHOLD DURABLES
                                                   10,923    Koninklijke (Royal) Philips Electronics
                                                               NV....................................        318,955       0.1
                   ------------------------------------------------------------------------------------------------------------
                   INSURANCE
                                                   12,827    Aegon NV................................        189,784       0.1
                   ------------------------------------------------------------------------------------------------------------
                   MEDIA
                                                   15,145    Wolters Kluwer NV 'A'...................        236,879       0.1
                   ------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                   11,167    Royal Dutch Petroleum Company...........        588,774       0.3
                                                    9,800    Royal Dutch Petroleum Company (NY
                                                               Registered Shares)....................        513,422       0.2
                                                                                                        ------------     -----
                                                                                                           1,102,196       0.5
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS IN THE NETHERLANDS        3,475,031       1.7
---------------------------------------------------------------------------------------------------------------------------------
SINGAPORE          BEVERAGES                       20,000    Fraser & Neave Limited..................        148,384       0.1
                   ------------------------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS
                                                   21,000    Oversea-Chinese Banking Corporation
                                                               Ltd...................................        149,620       0.1
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRONIC EQUIPMENT &
                   INSTRUMENTS
                                                   15,850    +Flextronics International Ltd. ........        235,214       0.1
                   ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   SHARES                                                              PERCENT OF
COUNTRY                INDUSTRIES+++                 HELD                 COMMON STOCKS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
SINGAPORE          HEALTH CARE PROVIDERS          131,000    Parkway Holdings Limited................   $     75,208       0.0%
(CONCLUDED)        & SERVICES
                   ------------------------------------------------------------------------------------------------------------
                   INDUSTRIAL
                   CONGLOMERATES
                                                   86,000    Keppel Corporation Ltd. ................        308,897       0.1
                   ------------------------------------------------------------------------------------------------------------
                   REAL ESTATE
                                                  133,000    Keppel Land Limited.....................        123,736       0.1
                   ------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS IN SINGAPORE              1,301,319       0.6
---------------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA       PAPER & FOREST                  25,800    Sappi Limited (ADR)(a)..................        352,686       0.2
                   PRODUCTS
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS IN SOUTH AFRICA             352,686       0.2
---------------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA        DIVERSIFIED                     44,100    KT Corporation (ADR)(a).................        840,987       0.4
                   TELECOMMUNICATION
                   SERVICES
                   ------------------------------------------------------------------------------------------------------------
                   METALS & MINING
                                                   32,000    POSCO (ADR)(a)..........................      1,087,040       0.5
                   ------------------------------------------------------------------------------------------------------------
                   WIRELESS
                   TELECOMMUNICATION
                   SERVICES
                                                    1,000    SK Telecom Co., Ltd. ...................        167,016       0.1

                                                    9,400    SK Telecom Co., Ltd. (ADR)(a)...........        175,310       0.1
                                                                                                        ------------     -----
                                                                                                             342,326       0.2
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS IN SOUTH KOREA            2,270,353       1.1
---------------------------------------------------------------------------------------------------------------------------------
SPAIN              TOBACCO                          8,336    Altadis.................................        236,579       0.1
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS IN SPAIN                    236,579       0.1
---------------------------------------------------------------------------------------------------------------------------------
SWEDEN             COMMERCIAL BANKS                26,276    Nordbanken Holding AB...................        197,199       0.1
                   ------------------------------------------------------------------------------------------------------------
                   COMMERCIAL SERVICES &
                   SUPPLIES
                                                   14,487    Securitas AB 'B'........................        195,300       0.1
                   ------------------------------------------------------------------------------------------------------------
                   INSURANCE
                                                   54,335    Skandia Forsakrings AB..................        197,848       0.1
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS IN SWEDEN                   590,347       0.3
---------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND        CAPITAL MARKETS                 15,057    Credit Suisse Group.....................        550,903       0.3
                   ------------------------------------------------------------------------------------------------------------
                   CONSTRUCTION MATERIALS
                                                    7,048    Holcim Ltd. (Registered Shares).........        328,251       0.2
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRICAL EQUIPMENT
                                                   39,345    +ABB Ltd. ..............................        199,469       0.1
                   ------------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS
                                                    1,932    Nestle SA (Registered Shares)...........        482,707       0.2
                   ------------------------------------------------------------------------------------------------------------
                   INSURANCE
                                                    1,273    +Swiss Life Holding.....................        233,654       0.1
                   ------------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                    8,363    Novartis AG (Registered Shares).........        379,691       0.2
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS IN SWITZERLAND            2,174,675       1.1
---------------------------------------------------------------------------------------------------------------------------------
TAIWAN             DIVERSIFIED                     16,000    Chunghwa Telecom Co., Ltd. (ADR)(a).....        232,000       0.1
                   TELECOMMUNICATION
                   SERVICES
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS IN TAIWAN                   232,000       0.1
---------------------------------------------------------------------------------------------------------------------------------
THAILAND           COMMERCIAL BANKS                12,700    +Bangkok Bank Public Company Limited
                                                               'Foreign Registered'..................         36,860       0.0
                                                  430,000    +Siam Commercial Bank Public Company
                                                               Limited (Registered Shares)...........        586,031       0.3
                                                                                                        ------------     -----
                                                                                                             622,891       0.3
                   ------------------------------------------------------------------------------------------------------------
                   CONSTRUCTION MATERIALS
                                                   49,800    The Siam Cement Public Company Limited
                                                               'Foreign Registered'..................        346,894       0.2
                                                   23,600    Siam City Cement Public Company Limited
                                                               'Foreign'.............................        135,802       0.1
                                                                                                        ------------     -----
                                                                                                             482,696       0.3
                   ------------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS
                                                   62,000    Thai Union Frozen Products Public
                                                               Company Limited 'Foreign'.............         50,073       0.0
                   ------------------------------------------------------------------------------------------------------------
                   HOUSEHOLD DURABLES
                                                  317,000    Land and Houses Public Company Limited
                                                               'Foreign'.............................        101,606       0.1
                   ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   SHARES                                                              PERCENT OF
COUNTRY                INDUSTRIES+++                 HELD                 COMMON STOCKS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
THAILAND           OIL & GAS                       30,100    PTT Exploration and Production Public
(CONCLUDED)                                                    Company Limited 'Foreign'.............   $    203,591       0.1%
                                                   99,500    PTT Public Company Limited 'Foreign'....        464,572       0.2
                                                                                                        ------------     -----
                                                                                                             668,163       0.3
                   ------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION
                   INFRASTRUCTURE
                                                   97,600    Bangkok Expressway Public Company
                                                               Limited 'Foreign'.....................         61,581       0.0
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS IN THAILAND               1,987,010       1.0
---------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM     AEROSPACE & DEFENSE             70,195    BAE Systems PLC.........................        211,422       0.1

                   ------------------------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS
                                                   49,624    Barclays PLC............................        442,618       0.2
                                                   15,540    Royal Bank of Scotland Group PLC........        457,900       0.2
                                                                                                        ------------     -----
                                                                                                             900,518       0.4
                   ------------------------------------------------------------------------------------------------------------
                   FOOD & STAPLES
                   RETAILING
                                                   14,433    Boots Group PLC.........................        178,535       0.1
                                                   26,714    J Sainsbury PLC.........................        149,564       0.0
                                                                                                        ------------     -----
                                                                                                             328,099       0.1
                   ------------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS
                                                   32,230    Unilever PLC............................        300,455       0.1
                   ------------------------------------------------------------------------------------------------------------
                   HOTELS, RESTAURANTS &
                   LEISURE
                                                   22,408    Compass Group PLC.......................        152,432       0.1
                   ------------------------------------------------------------------------------------------------------------
                   INDUSTRIAL
                   CONGLOMERATES
                                                   11,145    Smiths Industries PLC...................        131,878       0.1
                   ------------------------------------------------------------------------------------------------------------
                   INSURANCE
                                                   21,507    AVIVA PLC...............................        188,750       0.1
                                                   22,631    Prudential Corporation PLC..............        191,322       0.1
                                                                                                        ------------     -----
                                                                                                             380,072       0.2
                   ------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                   50,646    BP Amoco PLC............................        410,708       0.2
                                                    2,000    BP Amoco PLC (ADR)(a)...................         98,700       0.0
                                                                                                        ------------     -----
                                                                                                             509,408       0.2
                   ------------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                   15,085    GlaxoSmithKline PLC.....................        345,657       0.2
                   ------------------------------------------------------------------------------------------------------------
                   SPECIALTY RETAIL
                                                   41,078    Kesa Electricals PLC....................        189,171       0.1
                   ------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION
                   INFRASTRUCTURE
                                                   22,259    BAA PLC.................................        197,741       0.1
                   ------------------------------------------------------------------------------------------------------------
                   WIRELESS
                   TELECOMMUNICATION
                   SERVICES
                                                  135,726    Vodafone Group PLC......................        336,514       0.2
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS IN THE UNITED
                                                             KINGDOM                                       3,983,367       1.9
---------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      AEROSPACE & DEFENSE              1,200    General Dynamics Corporation............        108,468       0.1
                                                    3,400    Raytheon Company........................        102,136       0.0
                                                                                                        ------------     -----
                                                                                                             210,604       0.1
                   ------------------------------------------------------------------------------------------------------------
                   AIR FREIGHT &
                   LOGISTICS
                                                    2,400    +ABX Air, Inc...........................         10,320       0.0
                   ------------------------------------------------------------------------------------------------------------
                   AUTO COMPONENTS
                                                   13,600    +The Goodyear Tire & Rubber Company.....        106,896       0.1
                   ------------------------------------------------------------------------------------------------------------
                   BEVERAGES
                                                    7,400    PepsiAmericas, Inc......................        126,688       0.1
                   ------------------------------------------------------------------------------------------------------------
                   CAPITAL MARKETS
                                                    9,500    The Bank of New York Company, Inc.......        314,640       0.1
                                                    9,400    J.P. Morgan Chase & Co..................        345,262       0.2
                                                   24,200    +Knight Trading Group, Inc..............        354,288       0.2
                                                    3,100    Mellon Financial Corporation............         99,541       0.0
                                                    6,800    Morgan Stanley..........................        393,516       0.2
                                                                                                        ------------     -----
                                                                                                           1,507,247       0.7
                   ------------------------------------------------------------------------------------------------------------
                   CHEMICALS
                                                    7,050    E.I. du Pont de Nemours and Company.....        323,525       0.2
                                                    5,000    +Hercules Incorporated..................         61,000       0.0
                                                    8,300    Millennium Chemicals Inc................        105,244       0.0
                                                    2,800    Praxair, Inc............................        106,960       0.1
                                                                                                        ------------     -----
                                                                                                             596,729       0.3
                   ------------------------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS
                                                    6,150    Charter One Financial, Inc..............        212,483       0.1
                                                    8,100    FleetBoston Financial Corporation.......        353,565       0.2
                                                                                                        ------------     -----
                                                                                                             566,048       0.3
                   ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   SHARES                                                              PERCENT OF
COUNTRY                INDUSTRIES+++                 HELD                 COMMON STOCKS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      COMMERCIAL SERVICES &            2,400    +Cendant Corporation....................   $     53,448       0.0%
(CONTINUED)        SUPPLIES
                                                   20,500    Information Resources, Inc..............         34,850       0.0
                                                                                                        ------------     -----
                                                                                                              88,298       0.0
                   ------------------------------------------------------------------------------------------------------------
                   COMMUNICATIONS
                   EQUIPMENT
                                                   35,000    +3Com Corporation.......................        285,950       0.1
                                                   47,700    +ADC Telecommunications, Inc............        141,669       0.1
                                                    9,800    +Cisco Systems, Inc.....................        238,042       0.1
                                                   39,900    +Lucent Technologies Inc................        113,316       0.1
                                                    5,700    Motorola, Inc...........................         80,199       0.0
                                                    2,500    QUALCOMM Incorporated...................        134,825       0.1
                                                   12,800    +Tellabs, Inc...........................        107,904       0.0
                                                                                                        ------------     -----
                                                                                                           1,101,905       0.5
                   ------------------------------------------------------------------------------------------------------------
                   COMPUTERS &
                   PERIPHERALS
                                                    5,000    +Apple Computer, Inc....................        106,850       0.1
                                                    7,870    +EMC Corporation........................        101,680       0.0
                                                   21,671    Hewlett-Packard Company.................        497,783       0.2
                                                    1,300    International Business Machines
                                                               Corporation...........................        120,484       0.1
                                                    1,300    +NCR Corporation........................         50,440       0.0
                                                   47,850    +Sun Microsystems, Inc..................        214,847       0.1
                                                                                                        ------------     -----
                                                                                                           1,092,084       0.5
                   ------------------------------------------------------------------------------------------------------------
                   CONSTRUCTION &
                   ENGINEERING
                                                    5,000    Chicago Bridge & Iron Company NV (NY
                                                               Registered Shares)....................        144,500       0.1
                                                   99,000    +Foster Wheeler Ltd.....................         99,990       0.0
                                                   24,800    +McDermott International, Inc...........        296,360       0.1
                                                  100,800    +Quanta Services, Inc...................        735,840       0.4
                                                    4,000    +The Shaw Group Inc.....................         54,480       0.0
                                                                                                        ------------     -----
                                                                                                           1,331,170       0.6
                   ------------------------------------------------------------------------------------------------------------
                   CONTAINERS & PACKAGING
                                                   14,800    +Crown Holdings, Inc....................        134,088       0.0
                                                    8,600    +Smurfit-Stone Container Corporation....        159,702       0.1
                                                                                                        ------------     -----
                                                                                                             293,790       0.1
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIAL
                   SERVICES
                                                   24,400    CIT Group Inc...........................        877,180       0.4
                                                   37,300    Citigroup Inc.(c).......................      1,810,542       0.9
                                                    4,637    Leucadia National Corporation...........        213,766       0.1
                                                                                                        ------------     -----
                                                                                                           2,901,488       1.4
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                   TELECOMMUNICATION
                   SERVICES
                                                   11,100    ALLTEL Corporation......................        517,038       0.2

                                                    6,280    AT&T Corporation........................        127,484       0.1
                                                   10,800    BellSouth Corporation...................        305,640       0.1
                                                   19,800    +Cincinnati Bell Inc....................         99,990       0.0
                                                1,000,000    LTC--Williams Communications............             10       0.0
                                                    4,853    +NTL Incorporated.......................        338,497       0.2
                                                   21,700    SBC Communications Inc..................        565,719       0.3
                                                    9,200    Sprint Corporation......................        151,064       0.1
                                                   19,000    Verizon Communications..................        666,520       0.3
                                                   10,933    WilTel Communications Group, Inc........              0       0.0
                                                                                                        ------------     -----
                                                                                                           2,771,962       1.3
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRIC UTILITIES
                                                    5,100    DTE Energy Company......................        200,940       0.1
                                                   11,200    PPL Corporation.........................        490,000       0.2
                                                                                                        ------------     -----
                                                                                                             690,940       0.3
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRONIC EQUIPMENT &
                   INSTRUMENTS
                                                   26,308    +Solectron Corporation..................        155,480       0.1
                                                    7,500    +Waters Corporation.....................        248,700       0.1
                                                                                                        ------------     -----
                                                                                                             404,180       0.2
                   ------------------------------------------------------------------------------------------------------------
                   ENERGY EQUIPMENT &
                   SERVICE
                                                    2,400    Baker Hughes Incorporated...............         77,184       0.0
                                                   13,100    ENSCO International Incorporated........        355,927       0.2
                                                   20,514    GlobalSantaFe Corporation...............        509,363       0.2
                                                    4,600    +Grant Prideco, Inc. ...................         59,892       0.0
                                                    7,900    Halliburton Company.....................        205,400       0.1
                                                    7,700    +Input/Output, Inc. ....................         34,727       0.0
                                                    7,400    +Key Energy Services, Inc. .............         76,294       0.0
                                                    2,600    +Noble Corporation......................         93,028       0.1
                                                    2,200    +Patterson-UTI Energy, Inc. ............         72,424       0.0
                                                    3,500    +Precision Drilling Corporation.........        152,880       0.1

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   SHARES                                                              PERCENT OF
COUNTRY                INDUSTRIES+++                 HELD                 COMMON STOCKS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      ENERGY EQUIPMENT &              15,750    +Rowan Companies, Inc. .................   $    364,928       0.2%
(CONTINUED)        SERVICE (CONCLUDED)
                                                   10,800    Schlumberger Limited....................        590,976       0.3
                                                    2,200    Tidewater Inc. .........................         65,736       0.0
                                                    4,300    +Transocean Inc. .......................        103,243       0.1
                                                                                                        ------------     -----
                                                                                                           2,762,002       1.3
                   ------------------------------------------------------------------------------------------------------------
                   FOOD & STAPLES
                   RETAILING
                                                    6,200    CVS Corporation.........................        223,944       0.1
                                                    3,200    +Safeway Inc. ..........................         70,112       0.0
                                                   14,900    Wal-Mart Stores, Inc. ..................        790,445       0.4
                                                    6,300    Walgreen Co. ...........................        229,194       0.1
                                                                                                        ------------     -----
                                                                                                           1,313,695       0.6
                   ------------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS
                                                    3,800    Archer-Daniels-Midland Company..........         57,836       0.0
                                                    3,900    ConAgra, Inc. ..........................        102,921       0.1
                                                    2,600    Kraft Foods Inc. (Class A)..............         83,772       0.1
                                                  100,200    Tyson Foods, Inc. (Class A).............      1,326,648       0.6
                                                                                                        ------------     -----
                                                                                                           1,571,177       0.8
                   ------------------------------------------------------------------------------------------------------------
                   HEALTH CARE EQUIPMENT
                   & SUPPLIES
                                                    4,900    Baxter International Inc. ..............        149,548       0.1
                   ------------------------------------------------------------------------------------------------------------
                   HEALTH CARE PROVIDERS
                   & SERVICES
                                                    3,325    Aetna Inc. (New Shares).................        224,704       0.1
                                                    3,100    AmerisourceBergen Corporation...........        174,065       0.1
                                                    7,400    +Andrx Group............................        177,896       0.1
                                                   61,800    +Beverly Enterprises, Inc. .............        530,862       0.3
                                                    2,500    CIGNA Corporation.......................        143,750       0.1
                                                    3,300    Cardinal Health, Inc. ..................        201,828       0.1
                                                    1,500    HCA Inc. ...............................         64,440       0.0
                                                    9,900    +LifePoint Hospitals, Inc. .............        291,555       0.1
                                                    3,700    Manor Care, Inc. .......................        127,909       0.1
                                                    1,796    +Medco Health Solutions, Inc. ..........         61,046       0.0
                                                   75,200    +Stewart Enterprises, Inc. (Class A)....        427,136       0.2
                                                   12,200    +Triad Hospitals, Inc. .................        405,894       0.2
                                                    5,450    +WellChoice Inc. .......................        188,025       0.1
                                                                                                        ------------     -----
                                                                                                           3,019,110       1.5
                   ------------------------------------------------------------------------------------------------------------
                   HOTELS, RESTAURANTS &
                   LEISURE
                                                    1,200    Darden Restaurants, Inc. ...............         25,248       0.0
                                                  227,900    +La Quinta Corporation..................      1,460,839       0.7
                                                                                                        ------------     -----
                                                                                                           1,486,087       0.7
                   ------------------------------------------------------------------------------------------------------------
                   HOUSEHOLD PRODUCTS
                                                    6,200    Kimberly-Clark Corporation..............        366,358       0.2
                   ------------------------------------------------------------------------------------------------------------
                   IT SERVICES
                                                    2,700    Automatic Data Processing, Inc. ........        106,947       0.1
                                                    1,200    +Computer Sciences Corporation..........         53,076       0.0
                                                    2,700    +Concord EFS, Inc. .....................         40,068       0.0
                                                    2,700    First Data Corporation..................        110,943       0.1
                                                    7,900    +Sykes Enterprises, Incorporated........         67,624       0.0
                                                    5,400    +Unisys Corporation.....................         80,190       0.0
                                                                                                        ------------     -----
                                                                                                             458,848       0.2
                   ------------------------------------------------------------------------------------------------------------
                   INDUSTRIAL
                   CONGLOMERATES
                                                   72,500    General Electric Company................      2,246,050       1.1
                                                   24,400    Tyco International Ltd. ................        646,600       0.3
                                                                                                        ------------     -----
                                                                                                           2,892,650       1.4
                   ------------------------------------------------------------------------------------------------------------
                   INSURANCE
                                                    9,800    The Allstate Corporation................        421,596       0.2
                                                   23,500    American International Group, Inc. .....      1,557,580       0.8
                                                    5,000    The Hartford Financial Services Group,
                                                               Inc. .................................        295,150       0.1
                                                    3,800    Horace Mann Educators Corporation.......         53,086       0.0
                                                    3,700    Marsh & McLennan Companies, Inc. .......        177,193       0.1
                                                    7,900    MetLife, Inc. ..........................        265,993       0.1
                                                    5,400    Prudential Financial, Inc. .............        225,558       0.1
                                                   18,913    Travelers Property Casualty Corp. (Class
                                                               A)....................................        317,360       0.2
                                                    8,136    Travelers Property Casualty Corp. (Class
                                                               B)....................................        138,068       0.1
                                                                                                        ------------     -----
                                                                                                           3,451,584       1.7
                   ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   SHARES                                                              PERCENT OF
COUNTRY                INDUSTRIES+++                 HELD                 COMMON STOCKS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      LEISURE EQUIPMENT &              3,500    Eastman Kodak Company...................   $     89,845       0.0%
(CONTINUED)        PRODUCTS
                   ------------------------------------------------------------------------------------------------------------
                   MACHINERY
                                                    1,200    Deere & Company.........................         78,060       0.0
                                                    3,600    Pall Corporation........................         96,588       0.1
                                                                                                        ------------     -----
                                                                                                             174,648       0.1
                   ------------------------------------------------------------------------------------------------------------
                   MEDIA
                                                   12,545    +Comcast Corporation (Class A)..........        412,354       0.2
                                                    5,400    +EchoStar Communications Corporation
                                                               (Series A)............................        183,600       0.1
                                                    9,220    +Hughes Electronics Corporation.........        152,591       0.1
                                                   17,600    +Liberty Media Corporation (Class A)....        209,264       0.1
                                                   17,300    +Time Warner Inc. ......................        311,227       0.1
                                                    8,100    Viacom, Inc. (Class B)..................        359,478       0.2
                                                    6,400    The Walt Disney Company.................        149,312       0.1
                                                                                                        ------------     -----
                                                                                                           1,777,826       0.9
                   ------------------------------------------------------------------------------------------------------------
                   METALS & MINING
                                                   40,400    +AK Steel Holding Corporation...........        206,040       0.1
                                                    9,676    Alcoa Inc. .............................        367,688       0.2
                                                    7,500    Arch Coal, Inc. ........................        233,775       0.1
                                                    7,100    CONSOL Energy Inc. .....................        183,890       0.1
                                                   16,300    Commonwealth Industries, Inc. ..........        163,652       0.1
                                                    8,200    Freeport-McMoRan Copper & Gold, Inc.
                                                               (Class B).............................        345,466       0.2
                                                    2,700    Newmont Mining Corporation..............        131,247       0.1
                                                    4,300    Nucor Corporation.......................        240,800       0.1
                                                    8,700    United States Steel Corporation.........        304,674       0.1
                                                                                                        ------------     -----
                                                                                                           2,177,232       1.1
                   ------------------------------------------------------------------------------------------------------------
                   MULTI-UTILITIES &
                                                   18,900    +The AES Corporation....................        178,416       0.1
                   UNREGULATED POWER
                                                  185,700    El Paso Corporation.....................      1,520,883       0.7
                                                    7,000    Equitable Resources, Inc. ..............        300,440       0.2
                                                   10,000    The Williams Companies, Inc. ...........         98,200       0.0
                                                                                                        ------------     -----
                                                                                                           2,097,939       1.0
                   ------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                    5,000    Amerada Hess Corporation................        265,850       0.1
                                                    2,700    Anadarko Petroleum Corporation..........        137,727       0.1
                                                   15,730    ChevronTexaco Corporation...............      1,358,915       0.7
                                                    5,279    ConocoPhillips..........................        346,144       0.2
                                                    1,287    Devon Energy Corporation................         73,694       0.0
                                                   24,808    Exxon Mobil Corporation.................      1,017,128       0.5
                                                    6,600    +Forest Oil Corporation.................        188,562       0.1
                                                   28,179    Kerr-McGee Corporation..................      1,310,042       0.6
                                                   17,100    Marathon Oil Corporation................        565,839       0.3
                                                    2,300    +Newfield Exploration Company...........        102,442       0.0
                                                    3,900    Noble Energy, Inc. .....................        173,277       0.1
                                                   13,700    Occidental Petroleum Corporation........        578,688       0.3
                                                   10,000    +Stone Energy Corporation...............        424,500       0.2
                                                   10,800    Unocal Corporation......................        397,764       0.2
                                                    1,700    +Whiting Petroleum Corporation..........         31,280       0.0
                                                                                                        ------------     -----
                                                                                                           6,971,852       3.4
                   ------------------------------------------------------------------------------------------------------------
                   PAPER & FOREST
                   PRODUCTS
                                                    6,200    Bowater Incorporated....................        287,122       0.1
                                                    6,600    Deltic Timber Corporation...............        200,640       0.1
                                                                                                        ------------     -----
                                                                                                             487,762       0.2
                   ------------------------------------------------------------------------------------------------------------
                   PERSONAL PRODUCTS
                                                    5,400    The Gillette Company....................        198,342       0.1
                   ------------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                   11,300    Abbott Laboratories.....................        526,580       0.3
                                                   18,600    Bristol-Myers Squibb Company............        531,960       0.3
                                                    6,200    Eli Lilly and Company...................        436,046       0.2
                                                   21,600    Johnson & Johnson.......................      1,115,856       0.5
                                                   14,900    Merck & Co., Inc. ......................        688,380       0.3
                                                   56,250    Pfizer, Inc. ...........................      1,987,313       1.0
                                                   22,400    Schering-Plough Corporation.............        389,536       0.2
                                                   10,200    Wyeth...................................        432,990       0.2
                                                                                                        ------------     -----
                                                                                                           6,108,661       3.0
                   ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   SHARES                                                              PERCENT OF
COUNTRY                INDUSTRIES+++                 HELD                 COMMON STOCKS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      REAL ESTATE                      7,500    American Financial Realty Trust.........   $    127,875       0.1%
(CONCLUDED)
                                                    2,700    +American Financial Realty Trust........         46,035       0.0
                                                    6,100    Catellus Development Corporation........        147,132       0.1
                                                    3,100    +Cedar Shopping Centers Inc. ...........         38,502       0.0
                                                    9,455    Friedman, Billings, Ramsey Group, Inc.
                                                               (Class A).............................        218,221       0.1
                                                      100    +Marco Polo Investment Holdings
                                                               Limited...............................        100,000       0.0
                                                    7,500    Nationwide Health Properties, Inc. .....        146,625       0.1
                                                    4,900    The St. Joe Company.....................        182,721       0.1
                                                    4,100    Trizec Properties, Inc. ................         63,140       0.0
                                                                                                        ------------     -----
                                                                                                           1,070,251       0.5
                   ------------------------------------------------------------------------------------------------------------
                   ROAD & RAIL
                                                    2,500    +Swift Transportation Co., Inc. ........         52,550       0.0
                   ------------------------------------------------------------------------------------------------------------
                   SEMICONDUCTORS &
                   SEMICONDUCTOR
                   EQUIPMENT
                                                   20,000    +Advanced Micro Devices, Inc. ..........        298,000       0.1

                                                   25,150    +Agere Systems Inc. (Class A)...........         76,708       0.0
                                                   13,519    +Agere Systems Inc. (Class B)...........         39,205       0.0
                                                    9,800    Intel Corporation.......................        315,560       0.2
                                                   40,000    +Lattice Semiconductor Corporation......        387,200       0.2
                                                                                                        ------------     -----
                                                                                                           1,116,673       0.5
                   ------------------------------------------------------------------------------------------------------------
                   SOFTWARE
                                                   81,200    Computer Associates International,
                                                               Inc. .................................      2,220,008       1.1
                                                    7,400    +Compuware Corporation..................         44,696       0.0
                                                   75,000    Microsoft Corporation(c)................      2,065,500       1.0
                                                    5,000    +Siebel Systems, Inc. ..................         69,350       0.0
                                                                                                        ------------     -----
                                                                                                           4,399,554       2.1
                   ------------------------------------------------------------------------------------------------------------
                   SPECIALTY RETAIL
                                                   12,600    Circuit City Stores--Circuit City
                                                               Group.................................        127,638       0.1
                                                   17,200    The Home Depot, Inc. ...................        610,428       0.3
                                                   17,300    +Toys 'R' Us, Inc. .....................        218,672       0.1
                                                                                                        ------------     -----
                                                                                                             956,738       0.5
                   ------------------------------------------------------------------------------------------------------------
                   TEXTILES, APPAREL &
                   LUXURY GOODS
                                                   19,400    +Unifi, Inc. ...........................        125,130       0.1
                   ------------------------------------------------------------------------------------------------------------
                   TOBACCO
                                                    7,400    Altria Group, Inc. .....................        402,708       0.2
                   ------------------------------------------------------------------------------------------------------------
                   WIRELESS
                   TELECOMMUNICATION
                   SERVICES
                                                   35,200    +AT&T Wireless Services Inc. ...........        281,248       0.1

                                                   54,700    +Sprint Corp. (PCS Group)...............        307,414       0.2
                                                                                                        ------------     -----
                                                                                                             588,662       0.3
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS IN THE UNITED STATES     60,067,781      29.0
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL INVESTMENTS IN COMMON STOCKS
                                                             (COST--$96,046,915)                         116,387,939      56.2
---------------------------------------------------------------------------------------------------------------------------------
                                                                     EQUITY CLOSED-END FUNDS
---------------------------------------------------------------------------------------------------------------------------------
VIETNAM            DIVERSIFIED FINANCIAL           50,000    +Vietnam Enterprise Investments Limited
                   SERVICES                                    'C'...................................         53,000       0.0
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL EQUITY CLOSED-END FUNDS
                                                               (COST--$50,000)                                53,000       0.0
---------------------------------------------------------------------------------------------------------------------------------

                                                                         PREFERRED STOCKS
---------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA          COMMERCIAL BANKS                 9,200    National Australia Bank Limited (7.875%
                                                               Convertible)..........................        351,440       0.2
                   ------------------------------------------------------------------------------------------------------------
                   MEDIA
                                                    1,031    The News Corporation Limited
                                                               (Convertible) (ADR)(a)................         31,195       0.0
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL PREFERRED STOCKS IN AUSTRALIA             382,635       0.2
---------------------------------------------------------------------------------------------------------------------------------
GERMANY            CHEMICALS                        4,464    Henkel KGaA.............................        349,101       0.2
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL PREFERRED STOCKS IN GERMANY               349,101       0.2
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   SHARES                                                              PERCENT OF
COUNTRY                INDUSTRIES+++                 HELD                PREFERRED STOCKS                  VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      DIVERSIFIED                      3,698    +McLeodUSA Incorporated (Convertible,
                   TELECOMMUNICATION                           Series A), 2.50%......................   $     28,179       0.0%
                   SERVICES
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL PREFERRED STOCKS IN THE UNITED
                                                             STATES                                           28,179       0.0
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL INVESTMENTS IN PREFERRED STOCKS
                                                             (COST--$839,673)                                759,915       0.4
---------------------------------------------------------------------------------------------------------------------------------
                                                                           WARRANTS(G)
---------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      DIVERSIFIED              8,194........    McLeodUSA Incorporated..................          4,097       0.0
                   TELECOMMUNICATION
                   SERVICES
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL INVESTMENTS IN WARRANTS
                                                             (COST--$913)                                      4,097       0.0
---------------------------------------------------------------------------------------------------------------------------------

                                                FACE
                                               AMOUNT                FIXED INCOME SECURITIES
---------------------------------------------------------------------------------------------------------------------------------
CANADA             FOREIGN GOVERNMENT       C$  1,730,000    Canadian Government, 3.50% due
                   OBLIGATIONS                                 6/01/2004.............................      1,343,677       0.7
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN CANADA       1,343,677       0.7
---------------------------------------------------------------------------------------------------------------------------------
CAYMAN ISLANDS     DIVERSIFIED FINANCIAL                     +SMFG Finance (Cayman) Ltd. (Convertible
                   SERVICES                                    Bonds):
                                            US$15,000,000      2.25% due 7/11/2005...................        244,938       0.1
                                                3,000,000      2.25% due 7/11/2005 (Regulation S)....         48,988       0.0
                   --------------------------------------------------------------------------------------------------------------
                                                                                                             293,926       0.1
                   ------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                  120,000    Momenta Cayman, 2.50% due 8/01/2007
                                                               (Regulation S) (Convertible Bonds)....        119,700       0.1
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN THE
                                                             CAYMAN ISLANDS                                  413,626       0.2
---------------------------------------------------------------------------------------------------------------------------------
CHILE              ELECTRIC UTILITIES           1,773,822    Empresa Electricidade del Norte, 4% due
                                                               11/05/2017............................      1,259,414       0.6
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN CHILE        1,259,414       0.6
---------------------------------------------------------------------------------------------------------------------------------
                                                             European Investment Bank:
EUROPE             COMMERCIAL BANKS         E     750,000      5.25% due 4/15/2004...................        955,231       0.5
                                            L     650,000      6% due 11/26/2004.....................      1,181,347       0.6
                                                  800,000      6.125% due 12/07/2005.................      1,474,025       0.7
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN EUROPE       3,610,603       1.8
---------------------------------------------------------------------------------------------------------------------------------
FRANCE             CONTAINERS & PACKAGING   E     100,000    Crown Cork & Seal SA, 6% due
                                                               12/06/2004............................        127,396       0.0
                                             US$  470,000    Crown Euro Holdings SA, 10.875% due
                                                               3/01/2013.............................        552,838       0.3
                   --------------------------------------------------------------------------------------------------------------
                                                                                                             680,234       0.3
                   ------------------------------------------------------------------------------------------------------------
                   INSURANCE
                                            E         444    Axa SA, 0%* due 12/21/2004..............          8,955       0.0
                   ------------------------------------------------------------------------------------------------------------
                   REAL ESTATE
                                                  164,646    Societe Fonciere Lyonnaise SA, 4% due
                                                               10/31/2004 (Convertible Bonds)........        234,991       0.1
                   ------------------------------------------------------------------------------------------------------------
                   SOFTWARE
                                                   86,000    +Infogrames Entertainment, 1% due
                                                               7/01/2004 (Convertible Bonds).........        112,970       0.1
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN FRANCE       1,037,150       0.5
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE                                                                   PERCENT OF
COUNTRY                INDUSTRIES+++           AMOUNT                FIXED INCOME SECURITIES               VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
GERMANY            DIVERSIFIED              E   1,886,000    +WorldCom, Inc., 6.75% due 5/15/2008....   $    642,305       0.3%
                   TELECOMMUNICATION
                   SERVICES
                   ------------------------------------------------------------------------------------------------------------
                   FOREIGN GOVERNMENT
                   OBLIGATIONS
                                                5,500,000    Bundesobligation, 3.25% due 2/17/2004...      6,947,536       3.4
                                                             Bundesrepublic Deutschland:
                                                1,720,000      6.50% due 10/14/2005..................      2,314,896       1.1
                                                5,830,000      5.25% due 1/04/2011...................      7,922,914       3.8
                                                                                                        ------------     -----
                                                                                                          17,185,346       8.3
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN GERMANY     17,827,651       8.6
---------------------------------------------------------------------------------------------------------------------------------
INDIA              AUTOMOBILES               US$  175,000    Tata Engineering & Locomotive Company
                                                               Ltd., 1% due 7/31/2008 (Convertible
                                                               Bonds)(f).............................        313,688       0.2
                   ------------------------------------------------------------------------------------------------------------
                   CONSTRUCTION MATERIALS
                                                   75,000    Gujarat Ambuja Cements Ltd., 1% due
                                                               1/30/2006 (Convertible Bonds).........         98,625       0.0
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN INDIA          412,313       0.2
---------------------------------------------------------------------------------------------------------------------------------
JAPAN              COMMERCIAL BANKS         Y   8,000,000    The Bank of Fukuoka, Ltd., 1.10% due
                                                               9/28/2007 (Convertible Bonds).........         87,617       0.0
                                               34,000,000    Bank of Kyoto, 1.90% due 9/30/2009
                                                               (Convertible Bonds)...................        365,645       0.2
                                               14,000,000    Bank of Yokohama Limited, 0%* due
                                                               9/30/2004 (Convertible Bonds).........        152,300       0.1
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN JAPAN          605,562       0.3
---------------------------------------------------------------------------------------------------------------------------------
LUXEMBOURG         INDUSTRIAL                                Tyco International Group SA:
                   CONGLOMERATES
                                             US$  160,000      5.875% due 11/01/2004.................        164,400       0.1
                                            E      75,000      4.375% due 11/19/2004.................         95,547       0.0
                                             US$  142,000      2.75% due 1/15/2018 (Convertible
                                                               Bonds)(f).............................        181,228       0.1
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN
                                                             LUXEMBOURG                                      441,175       0.2
---------------------------------------------------------------------------------------------------------------------------------
MEXICO             OIL & GAS                L     120,000    Petroleos Mexicanos, 14.50% due
                                                               3/31/2006.............................        243,819       0.1
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN MEXICO         243,819       0.1
---------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS        ELECTRICAL EQUIPMENT     E     550,000    Infineon Technology Holdings, 4.25% due
                                                               2/06/2007 (Convertible Bonds).........        657,460       0.3
                   ------------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS
                                                  350,000    Royal Numico NV, 4.25% due 6/26/2005
                                                               (Regulation S) (Convertible Bonds)....        439,265       0.2
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN THE
                                                             NETHERLANDS                                   1,096,725       0.5
---------------------------------------------------------------------------------------------------------------------------------
SWEDEN             FOREIGN GOVERNMENT       SEK 2,525,000    Swedish Government Index Linked Notes,
                   OBLIGATIONS                                 4% due 12/01/2008.....................        428,934       0.2
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN SWEDEN         428,934       0.2
---------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND        INSURANCE                 CHF   20,000    Swiss Life Cayman Finance Ltd., 1% due
                                                               12/30/2004 (Convertible Bonds)........         16,956       0.0
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN
                                                             SWITZERLAND                                      16,956       0.0
---------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM     DIVERSIFIED FINANCIAL     US$  125,000    Swiss Life Finance, 2% due 5/20/2005
                   SERVICES                                    (Convertible Bonds)...................        136,563       0.1
                   ------------------------------------------------------------------------------------------------------------
                                                             Colt Telecom Group PLC:
                   DIVERSIFIED
                   TELECOMMUNICATION
                   SERVICES
                                             DM 1,025,000      2% due 8/06/2005......................        717,222       0.3

                                            E     500,000      2% due 3/29/2006 (Regulation S).......        681,129       0.3
                                                  100,000      2% due 12/16/2006 (Convertible
                                                               Bonds)................................        137,487       0.1
                                                  175,000      2% due 4/03/2007 (Convertible Bonds)..        238,395       0.1
                                                                                                        ------------     -----
                                                                                                           1,774,233       0.8
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN THE
                                                             UNITED KINGDOM                                1,910,796       0.9
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE                                                                   PERCENT OF
COUNTRY                INDUSTRIES+++           AMOUNT                FIXED INCOME SECURITIES               VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      AEROSPACE & DEFENSE       US$   90,000    GenCorp Inc., 5.75% due 4/15/2007
                                                               (Convertible Bonds)...................   $     90,113       0.0%
                   ------------------------------------------------------------------------------------------------------------
                   AIRLINES
                                                  160,607    Northwest Airlines, Inc., 9.485% due
                                                               4/01/2015.............................        137,847       0.1
                   ------------------------------------------------------------------------------------------------------------
                   COMMUNICATIONS
                   EQUIPMENT
                                                   75,000    Avaya Inc., 11.125% due 4/01/2009.......         87,750       0.0
                                                  200,000    Corning Glass, 7% due 3/15/2007.........        200,000       0.1
                                                             Lucent Technologies Inc. (Convertible
                                                               Bonds):
                                                  540,000      8% due 8/01/2031......................        578,475       0.3
                                                  200,000      8% due 8/01/2031(f)...................        214,250       0.1
                                                             Metromedia Fiber Network:
                                                  700,000      11% due 9/30/2006(d)..................        693,000       0.4
                                                  500,000      +10% due 12/15/2009...................         30,000       0.0
                                            E     300,000      +10% due 12/15/2009...................         22,704       0.0
                                                                                                        ------------     -----
                                                                                                           1,826,179       0.9
                   ------------------------------------------------------------------------------------------------------------
                   CONSTRUCTION &
                   ENGINEERING
                                                             Foster Wheeler Ltd.:
                                             US$  885,000      6.75% due 11/15/2005..................        654,900       0.3
                                                  350,000      6.50% due 6/01/2007 (Convertible
                                                               Bonds)(f).............................        140,000       0.1
                                                1,125,000      6.50% due 6/01/2007 (Convertible
                                                               Bonds)................................        450,000       0.2
                                                  100,000    McDermott Inc., 7.84% due 4/04/2005.....         98,000       0.0
                                                             The Shaw Group Inc.:
                                                   35,000      10.75% due 3/15/2010(f)...............         37,100       0.0
                                                  850,000      0%* due 5/01/2021 (Convertible
                                                               Bonds)................................        569,500       0.3
                                                                                                        ------------     -----
                                                                                                           1,949,500       0.9
                   ------------------------------------------------------------------------------------------------------------
                   CONTAINERS & PACKAGING
                                                  240,000    Anchor Glass Container, 11% due
                                                               2/15/2013.............................        278,400       0.1
                                                  240,000    Crown Cork & Seal Company, Inc., 7.50%
                                                               due 12/15/2096........................        188,100       0.1
                                                                                                        ------------     -----
                                                                                                             466,500       0.2
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                   TELECOMMUNICATION
                   SERVICES
                                                  300,000    Level 3 Communications Inc., 9.125% due
                                                               5/01/2008.............................        273,000       0.2
                                                  100,000    Qwest Corporation, 5.65% due
                                                               11/01/2004............................         99,500       0.1
                                                             TSI Communications Hldg LLC, Term B:
                                                    5,114      5.62% due 12/31/2006..................          5,120       0.0
                                                  170,454      5.67% due 12/31/2006..................        170,668       0.1
                                                    8,523      5.68% due 12/31/2006..................          8,533       0.0
                                                  155,397      5.70% due 12/31/2006..................        155,592       0.1
                                                   29,162      5.74% due 12/31/2006..................         29,198       0.0
                                                             Wiltel Communications LLC, Term Loan:
                                                   96,774      5.687% due 9/08/2006..................         92,843       0.0
                                                   76,923      B, 5.687% due 9/08/2006...............         73,798       0.0
                                                             +WorldCom, Inc.:
                                                   90,000      7.50% due 8/20/2004...................         72,450       0.0
                                                  100,000      6.95% due 8/15/2006...................         80,500       0.0
                                                  490,000      8.25% due 1/20/2023...................        394,450       0.2
                                                   61,000      7.75% due 3/15/2024...................         49,105       0.0
                                                  220,000      7.75% due 3/23/2025...................        177,100       0.1
                                                   65,000      7.125% due 6/15/2027..................         52,325       0.0
                                                                                                        ------------     -----
                                                                                                           1,734,182       0.8
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRONIC EQUIPMENT &
                   INSTRUMENTS
                                                1,900,000    Solectron Corporation, 0%* due
                                                               11/20/2020 (Convertible Bonds)........      1,078,250       0.5
                   ------------------------------------------------------------------------------------------------------------
                   ENERGY EQUIPMENT &
                   SERVICE
                                                  225,000    J. Ray McDermott, SA, 11% due
                                                               12/15/2013(f).........................        236,250       0.1
                   ------------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS
                                                  300,000    Burns, Philp & Company Capital, 10.75%
                                                               due 2/15/2011(f)......................        327,000       0.2
                   ------------------------------------------------------------------------------------------------------------
                   INDUSTRIAL
                   CONGLOMERATES
                                                  100,000    Manugistics Group Inc., 5% due
                                                               11/01/2007 (Convertible Bonds)........         92,125       0.0
                   ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE                                                                   PERCENT OF
COUNTRY                INDUSTRIES+++           AMOUNT                FIXED INCOME SECURITIES               VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      INSURANCE                 US$  200,000    Crum & Forster Holding Corp., 10.375%
(CONCLUDED)                                                    due 6/15/2013(f)......................   $    222,250       0.1%
                   ------------------------------------------------------------------------------------------------------------
                   MEDIA
                                                  119,740    Avalon Cable LLC, 11.875% due
                                                               12/01/2008............................        126,326       0.1
                                                  210,000    +Olympus Communications LP/Capital
                                                               Corp., 10.625% due 11/15/2006.........        223,125       0.1
                                                                                                        ------------     -----
                                                                                                             349,451       0.2
                   ------------------------------------------------------------------------------------------------------------
                   MULTI-UTILITIES &
                   UNREGULATED POWER
                                            L      84,000    The AES Corporation, 8.375% due
                                                               3/01/2011                                     149,621       0.1
                                             US$  275,000    Calpine Corporation:
                                                               7.625% due 4/15/2006..................        243,375       0.1
                                                  100,000      7.875% due 4/01/2008..................         78,000       0.0
                                                  150,000      8.75% due 7/15/2013(f)................        146,250       0.1
                                                  200,000    Gemstone Investors Limited, 7.71% due
                                                               10/31/2004(f).........................        202,000       0.1
                                                                                                        ------------     -----
                                                                                                             819,246       0.4
                   ------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                  100,000    CITGO Petroleum Corporation, 11.375% due
                                                               2/01/2011.............................        116,000       0.1
                   ------------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                  200,000    Abgenix Inc., 3.50% due 3/15/2007
                                                               (Convertible Bonds)...................        185,750       0.1
                                                  100,000    ICN Pharmaceuticals Inc., 6.50% due
                                                               7/15/2008 (Convertible Bonds).........        105,625       0.0
                                                                                                        ------------     -----
                                                                                                             291,375       0.1
                   ------------------------------------------------------------------------------------------------------------
                   REAL ESTATE
                                                  500,000    Marco Polo Investment Holdings Limited,
                                                               6.25% due 8/29/2007...................        510,000       0.3
                   ------------------------------------------------------------------------------------------------------------
                   SEMICONDUCTORS &
                   SEMICONDUCTOR
                   EQUIPMENT
                                                  110,000    Advanced Micro Devices Inc., 4.50% due
                                                               12/01/2007 (Convertible Bonds)........        243,100       0.1
                                                  400,000    Hynix Semiconductor America, 8.25% due
                                                               5/15/2004.............................        388,000       0.2
                                                  250,000    LSI Logic Corporation, 4% due 11/01/2006
                                                               (Convertible Bonds)...................        244,375       0.1
                                                   40,000    Micron Technology, Inc., 2.50% due
                                                               2/01/2010 (Convertible Bonds)(f)......         52,900       0.1
                                                                                                        ------------     -----
                                                                                                             928,375       0.5
                   ------------------------------------------------------------------------------------------------------------
                   SOFTWARE
                                                  125,000    Computer Associates International, Inc.,
                                                               5% due 3/15/2007 (Convertible
                                                               Bonds)(f).............................        161,250       0.1
                   ------------------------------------------------------------------------------------------------------------
                   WIRELESS
                   TELECOMMUNICATION
                   SERVICES
                                                  350,000    Nextel Communications, 5.25% due
                                                               1/15/2010 (Convertible Bonds).........        355,250       0.2
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL FIXED INCOME SECURITIES IN THE
                                                             UNITED STATES                                11,691,143       5.7
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL INVESTMENTS IN FIXED INCOME
                                                             SECURITIES (COST--$33,952,492)               42,339,544      20.5
---------------------------------------------------------------------------------------------------------------------------------
                                                                      SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA          FOREIGN COMMERCIAL       A$  1,200,000    Spinnaker Corporation, 5.35% due
                   PAPER**                                     1/09/2004.............................        903,031       0.4
                   ------------------------------------------------------------------------------------------------------------
                   TIME DEPOSITS
                                                1,291,414    Australian Time Deposit, 5.33% due
                                                               1/16/2004.............................        973,016       0.5
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL SHORT-TERM SECURITIES IN AUSTRALIA      1,876,047       0.9
---------------------------------------------------------------------------------------------------------------------------------
SWEDEN             TIME DEPOSITS            SEK 1,753,651    Swedish Time Deposit, 3.75% due
                                                               1/09/2004.............................        243,722       0.1
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL SHORT-TERM SECURITIES IN SWEDEN           243,722       0.1
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     FACE                                                              PERCENT OF
    COUNTRY             INDUSTRIES++               AMOUNT             SHORT-TERM SECURITIES                VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM     FOREIGN COMMERCIAL       L   1,000,000    GE Capital UK Funding, 3.78% due
                   PAPER**                                     1/09/2004.............................   $  1,788,579       0.9%
                   ------------------------------------------------------------------------------------------------------------
                   FOREIGN TIME DEPOSITS
                                                  680,221    United Kingdom Time Deposit, 3.80% due
                                                               1/16/2004.............................      1,217,698       0.6
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL SHORT-TERM SECURITIES IN THE
                                                             UNITED KINGDOM                                3,006,277       1.5
---------------------------------------------------------------------------------------------------------------------------------
                                            BENEFICIAL INTEREST/
                                                SHARES HELD
---------------------------------------------------------------------------------------------------------------------------
UNITED STATES                                  US$33,305,543        Merrill Lynch Liquidity Series, LLC Cash
                                                                      Sweep Series I(b).....................     33,305,543
                                                US$  139,124        Merrill Lynch Liquidity Series, LLC
                                                                      Money Market Series(b)(e).............        139,124
                                                      46,376        Merrill Lynch Premier Institutional
                                                                      Fund(b)(e)............................         46,376
---------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL SHORT-TERM SECURITIES IN THE
                                                                    UNITED STATES                                33,491,043
---------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL INVESTMENTS IN SHORT-TERM
                                                                    SECURITIES (COST--$38,487,885)               38,617,089
---------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL INVESTMENTS (COST--$169,377,878)      198,161,584
---------------------------------------------------------------------------------------------------------------------------
                                                       NUMBER OF
OPTIONS                                                CONTRACTS              CALL OPTIONS WRITTEN
----------------------------
                                                                    Advanced Micro Devices, Inc.:
                                                          50          expiring April 2004 at USD 14, Broker
                                                                      Citigroup Global Markets..............        (11,250)
                                                          30          expiring April 2004 at USD 18, Broker
                                                                      Citigroup Global Markets..............         (2,550)
                                                          20          expiring April 2004 at USD 18, Broker
                                                                      UBS Warburg Dillon Reed...............         (1,700)
                                                                    Andrx Group:
                                                          52          expiring March 2004 at USD 20, Broker
                                                                      Morgan Stanley........................        (21,840)
                                                          22          expiring June 2004 at USD 25, Broker
                                                                      UBS Warburg Dillon Reed...............         (5,720)
                                                          52        Circuit City Stores--Circuit City Group:
                                                                      expiring January 2004 at USD 7.50,
                                                                      Broker Deutsche Bank A.G..............        (14,040)
                                                                    Knight Trading Group, Inc.:
                                                          52          expiring April 2004 at USD 12.50,
                                                                      Broker Deutsche Bank A.G..............        (14,820)
                                                          50          expiring April 2004 at USD 15, Broker
                                                                      Citigroup Global Markets..............         (6,500)
                                                                    Lattice Semiconductor Corporation:
                                                          78          expiring June 2004 at USD 7.50, Broker
                                                                      Morgan Stanley........................        (23,400)
                                                          51          expiring June 2004 at USD 10, Broker
                                                                      Morgan Stanley........................         (7,395)
                                                          25        QUALCOMM Incorporated:
                                                                      expiring April 2004 at USD 45, Broker
                                                                      Goldman Sachs.........................        (25,000)
                                                          40        The Shaw Group Inc.:
                                                                      expiring April 2004 at USD 12.50,
                                                                      Broker Credit Suisse First Boston.....         (9,400)
                                                                    Tyson Foods, Inc. (Class A):
                                                         100          expiring April 2004 at USD 15, Broker
                                                                      Deutsche Bank A.G.....................         (2,500)
                                                          23          expiring April 2004 at USD 15, Broker
                                                                      Citigroup Global Markets..............           (575)
---------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL OPTIONS WRITTEN (PREMIUMS
                                                                    RECEIVED--$104,444)                            (146,690)
---------------------------------------------------------------------------------------------------------------------------

UNITED STATES
                     16.1

                      0.1

                      0.0
---------------------------------------

                     16.2
--------------------------------------------------

                     18.7
-------------------------------------------------------------
                     95.8
------------------------------------------------------------------------

                      0.0

                      0.0

                      0.0

                      0.0

                      0.0

                      0.0

                      0.0

                      0.0

                      0.0

                      0.0

                     (0.1)

                      0.0

                      0.0

                      0.0
-----------------------------------------------------------------------------------

                     (0.1)
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                                                                       PERCENT OF
                                                                                                           VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
                                                             TOTAL INVESTMENTS, NET OF OPTIONS
                                                             WRITTEN (COST--$169,273,434)............   $198,014,894      95.7%
                                                             VARIATION MARGIN ON FINANCIAL FUTURES
                                                             CONTRACTS****...........................          3,610       0.0
                                                             UNREALIZED DEPRECIATION ON FORWARD
                                                             FOREIGN EXCHANGE CONTRACTS***...........       (208,788)     (0.1)
                                                             OTHER ASSETS LESS LIABILITIES...........      9,128,809       4.4
                                                                                                        ------------     -----
                                                             NET ASSETS..............................   $206,938,525     100.0%
                                                                                                        ============     =====
---------------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.
++ For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
(a) American Depositary Receipts (ADR).
(b) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

----------------------------------------------------------------------------------------------
                                                                             INTEREST/DIVIDEND
AFFILIATE                                                     NET ACTIVITY        INCOME
----------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I       $ 33,305,543       $ 38,623
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II      $(21,876,390)      $237,630
Merrill Lynch Liquidity Series, LLC Money Market Series       $       (690)      $    958
Merrill Lynch Premier Institutional Fund                           (77,611)      $    622
----------------------------------------------------------------------------------------------

(c) All or a portion of security held as collateral in connection with open financial futures contracts.
(d) Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was $693,000, representing 0.3% of net assets.

------------------------------------------------------------------------------------------------
ISSUE                                                           ACQUISITION DATES       VALUE
------------------------------------------------------------------------------------------------
Metromedia Fiber Network, 11% due 9/30/2006                        10/01/2001         $  693,000
------------------------------------------------------------------------------------------------
TOTAL                                                                                 $  693,000
                                                                                      ==========
------------------------------------------------------------------------------------------------

(e) Security was purchased with the cash proceeds from securities loans.
(f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(g) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
* Represents a zero coupon or step bond; the interest rate on a step bond represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.
** Foreign Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio. *** Forward foreign exchange contracts as of December 31, 2003 were as follows:

----------------------------------------------------------------
FOREIGN CURRENCY SOLD  EXPIRATION DATE   UNREALIZED DEPRECIATION
----------------------------------------------------------------
E           3,025,000    January 2004           $(162,890)
Y         168,000,000    January 2004             (29,699)
Y         173,000,000   February 2004             (16,199)
----------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON
FORWARD FOREIGN EXCHANGE
CONTRACTS--NET (US$
COMMITMENT--$6,789,719)                         $(208,788)
                                                =========
----------------------------------------------------------------

**** Financial futures contracts purchased as of December 31, 2003 were as follows:

------------------------------------------------------------------------------------
NUMBER OF                                       EXPIRATION      FACE      UNREALIZED
CONTRACTS        ISSUE            EXCHANGE         DATE        VALUE        GAINS
------------------------------------------------------------------------------------
   15             FTSE             LIFFE        March 2004   $1,162,717    $ 36,640
   46          Nikkei 225          OSAKA        March 2004    4,311,007     285,988
   15            TOPIX             Tokyo        March 2004    1,390,377      72,252
------------------------------------------------------------------------------------
TOTAL UNREALIZED GAINS--NET                                                $394,880
                                                                           ========
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

Financial futures contracts sold as of December 31, 2003 were as follows:

----------------------------------------------------------------------------------
NUMBER OF                                       SETTLEMENT     FACE     UNREALIZED
CONTRACTS        ISSUE            EXCHANGE         DATE       VALUE       LOSSES
----------------------------------------------------------------------------------
   24       DJ Euro Stoxx 50   Euronext Paris   March 2004   $820,581   $(14,635)
----------------------------------------------------------------------------------
TOTAL UNREALIZED LOSSES--NET                                            $(14,635)
                                                                        =========
----------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 2003                (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S        FACE
INDUSTRIES++                    RATINGS+    RATINGS+      AMOUNT                  CORPORATE BONDS                    VALUE
------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.5%        B           B2         $  250,000    DRS Technologies, Inc., 6.875% due
                                                                        11/01/2013(e).........................    $    256,875
                                 BB-         Ba3           750,000    L-3 Communications Corporation, 6.125%
                                                                        due 7/15/2013.........................         755,625
                                 B+          B2            500,000    Orbital Sciences Corporation, 9% due
                                                                        7/15/2011.............................         543,750
                                                                                                                  ------------
                                                                                                                     1,556,250
------------------------------------------------------------------------------------------------------------------------------
AIRLINES--2.1%                   BB          B1            750,000    American Airlines, 7.80% due
                                                                        10/01/2006............................         677,885
                                                                      Continental Airlines, Inc.:
                                 BB-         B2          1,293,797      7.033% due 6/15/2011..................       1,113,494
                                 BB+         Ba2           475,469      6.90% due 1/02/2017...................         398,162
                                                                                                                  ------------
                                                                                                                     2,189,541
------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--3.8%                 B-          B2            250,000    Advanced Accessory Systems, 10.75% due
                                                                        6/15/2011.............................         275,312
                                 B           B3            400,000    Asbury Automotive Group Inc., 8% due
                                                                        3/15/2014(e)..........................         402,000
                                 BB+         Ba2           500,000    AutoNation Inc., 9% due 8/01/2008.......         573,750
                                 BB          Ba3         1,000,000    Dana Corporation, 6.50% due 3/01/2009...       1,061,250
                                 B+          B1            500,000    Dura Operating Corporation, 8.625% due
                                                                        4/15/2012.............................         532,500
                                 B-          B3            250,000    Keystone Automotive Operations, Inc.,
                                                                        9.75% due 11/01/2013(e)...............         268,750
                                                                      Metaldyne Corporation:
                                 B           Caa1          417,000      11% due 6/15/2012.....................         383,640
                                 B           B3            325,000      10% due 11/01/2013(e).................         328,250
                                 CCC+        B2            125,000    Tenneco Automotive Inc., 10.25% due
                                                                        7/15/2013.............................         142,188
                                 NR*         NR*           150,000    Venture Holdings Trust, 11% due
                                                                        6/01/2007(c)..........................           3,750
                                                                                                                  ------------
                                                                                                                     3,971,390
------------------------------------------------------------------------------------------------------------------------------
BROADCASTING--1.7%               B+          Ba3           250,000    Entercom Radio, 7.625% due 3/01/2014....         268,437
                                 B-          B3            500,000    Nextmedia Operating Inc., 10.75% due
                                                                        7/01/2011.............................         567,500
                                 B           B2            250,000    Sinclair Broadcasting Group, 8% due
                                                                        3/15/2012.............................         270,000
                                                                      Young Broadcasting Inc.(e):
                                 B           B2            250,000      8.50% due 12/15/2008..................         268,750
                                 CCC+        Caa1          400,000      8.75% due 1/15/2014...................         405,000
                                                                                                                  ------------
                                                                                                                     1,779,687
------------------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.5%       C           Caa2          500,000    NTL Incorporated, 11.20% due
                                                                        11/15/2007............................         505,000
------------------------------------------------------------------------------------------------------------------------------
CABLE--US--1.0%                  CCC-        Caa1          110,287    Avalon Cable LLC, 11.875% due
                                                                        12/01/2008............................         116,353
                                 CCC-        Ca            500,000    Charter Communications Holdings, LLC,
                                                                        10% due 5/15/2011.....................         435,000
                                 CCC-        Caa1          500,000    Charter Communications Holdings II, LLC,
                                                                        10.25% due 9/15/2010(e)...............         525,000
                                                                                                                  ------------
                                                                                                                     1,076,353
------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--8.4%                  NR*         NR*           500,000    Braskem SA, 12.50% due 11/05/2008(e)....         520,000
                                 CCC+        NR*           250,000    HMP Equity Holdings Corporation, 15.433%
                                                                        due 5/15/2008(d)......................         152,500
                                 NR*         B3            250,000    Hanna (M.A.) Company, 6.875% due
                                                                        12/01/2004............................         246,875
                                 B-          B3            900,000    Huntsman International LLC, 9.875% due
                                                                        3/01/2009.............................         985,500
                                                                      IMC Global Inc.:
                                 B+          B1            500,000      11.25% due 6/01/2011..................         550,000
                                 B+          B1            250,000      10.875% due 8/01/2013(e)..............         273,750
                                 B           B3            250,000    KRATON Polymers LLC, 8.125% due
                                                                        1/15/2014(e)..........................         260,000
                                 B           B2            250,000    Koppers Industries Inc., 9.875% due
                                                                        10/15/2013(e).........................         275,625
                                 BBB-        Ba1           250,000    Methanex Corporation, 8.75% due
                                                                        8/15/2012.............................         278,750
                                 BB-         B1          1,000,000    Millennium America Inc., 9.25% due
                                                                        6/15/2008.............................       1,090,000

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S        FACE
INDUSTRIES++                    RATINGS+    RATINGS+      AMOUNT                  CORPORATE BONDS                    VALUE
------------------------------------------------------------------------------------------------------------------------------
CHEMICALS (CONCLUDED)                                                 Nalco Company(e):
                                 B           B2         $  250,000      7.75% due 11/15/2011..................    $    267,500
                                 B           Caa1          250,000      8.875% due 11/15/2013.................         265,000
                                 NR*         NR*           266,250    Noveon International Inc., 13% due
                                                                        8/31/2011(a)..........................         283,556
                                 BB-         B2          1,000,000    Omnova Solutions Inc., 11.25% due
                                                                        6/01/2010.............................       1,110,000
                                 BB-         B3          1,100,000    Polyone Corporation, 10.625% due
                                                                        5/15/2010.............................       1,100,000
                                 CCC+        B3            750,000    Rhodia SA, 7.625% due 6/01/2010(e)......         720,000
                                 B-          B3            400,000    Rockwood Specialties Corporation,
                                                                        10.625% due 5/15/2011(e)..............         446,000
                                                                                                                  ------------
                                                                                                                     8,825,056
------------------------------------------------------------------------------------------------------------------------------
CONSUMER--PRODUCTS--1.3%         B           B2            275,000    Armkel LLC/Armkel Finance, 9.50% due
                                                                        8/15/2009.............................         301,812
                                 B           B3            250,000    Hines Nurseries, Inc., 10.25% due
                                                                        10/01/2011(e).........................         272,500
                                 B-          B3            250,000    Rayovac Corporation, 8.50% due
                                                                        10/01/2013............................         265,000
                                 B-          Caa1          250,000    Simmons Company, 7.875% due 1/15/2014...         251,250
                                 B-          B3            250,000    United Industries Corporation, 9.875%
                                                                        due 4/01/2009.........................         261,875
                                                                                                                  ------------
                                                                                                                     1,352,437
------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--6.7%                                               Dex Media East LLC:
                                 B           B2            250,000      9.875% due 11/15/2009.................         286,250
                                 B           B3            475,000      12.125% due 11/15/2012................         584,250
                                 B           Caa1          250,000    Dex Media, Inc., 8% due 11/15/2013(e)...         262,500
                                                                      Dex Media West LLC(e):
                                 B           B2            725,000      8.50% due 8/15/2010...................         807,469
                                 B           B3            250,000      9.875% due 8/15/2013..................         290,625
                                                                      Houghton Mifflin Company:
                                 B           B2            250,000      8.25% due 2/01/2011...................         267,500
                                 B           B3            250,000      9.875% due 2/01/2013..................         275,000
                                 B           Ba3           750,000    Lamar Media Corporation, 7.25% due
                                                                        1/01/2013.............................         806,250
                                 BBB-        Baa3          500,000    Liberty Media Corporation (Convertible),
                                                                        0.75% due 3/30/2023...................         590,000
                                 B           B2            250,000    PEI Holdings Inc., 11% due 3/15/2010....         290,000
                                 B           B3          1,500,000    Primedia, Inc., 7.625% due 4/01/2008....       1,515,000
                                 B+          B2            200,000    R.H. Donnelley Financial Corporation I,
                                                                        10.875% due 12/15/2012(e).............         237,250
                                 BB          B1            375,000    Vivendi Universal SA, 9.25% due
                                                                        4/15/2010.............................         444,375
                                 B+          B2            321,000    Yell Finance BV, 10.75% due 8/01/2011...         375,570
                                                                                                                  ------------
                                                                                                                     7,032,039
------------------------------------------------------------------------------------------------------------------------------
ENERGY--EXPLORATION &            B           B2            500,000    El Paso Production Holdings, 7.75% due
PRODUCTION--3.9%                                                        6/01/2013(e)..........................         492,500
                                 CCC-        Caa3        2,000,000    Energy Corp. of America, 9.50% due
                                                                        5/15/2007.............................       1,600,000
                                 B           NR*           500,000    Plains Exploration & Production Company,
                                                                        8.75% due 7/01/2012...................         549,375
                                 B           B3            500,000    Range Resources Corporation, 7.375% due
                                                                        7/15/2013.............................         500,000
                                 BB-         Ba3           250,000    Tom Brown Inc., 7.25% due 9/15/2013.....         264,375
                                                                      Tri-Union Development Corporation(c):
                                 D           NR*           205,000      12.50% due 6/01/2006..................         153,750
                                 D           Caa2           15,624      12.50% due 6/01/2006(e)...............          11,718
                                 BB+         Ba2           450,000    Western Oil Sands Inc., 8.375% due
                                                                        5/01/2012.............................         512,438
                                                                                                                  ------------
                                                                                                                     4,084,156
------------------------------------------------------------------------------------------------------------------------------
ENERGY--OTHER--7.0%              BB-         B2          1,000,000    AmeriGas/Eagle Financial, 8.875% due
                                                                        5/20/2011.............................       1,100,000
                                 BB          Ba3           750,000    CITGO Petroleum Corporation, 11.375% due
                                                                        2/01/2011.............................         870,000
                                 BB-         B1            168,000    El Paso Energy Partners, 8.50% due
                                                                        6/01/2011.............................         189,000
                                 B           B2            525,000    Ferrellgas Partners LP, 8.75% due
                                                                        6/15/2012.............................         577,500
                                 B+          B2            250,000    North American Energy Partners, 8.75%
                                                                        due 12/01/2011(e).....................         262,500
                                 CCC         B3            800,000    Ocean Rig Norway AS, 10.25% due
                                                                        6/01/2008.............................         752,000

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S        FACE
INDUSTRIES++                    RATINGS+    RATINGS+      AMOUNT                  CORPORATE BONDS                    VALUE
------------------------------------------------------------------------------------------------------------------------------
ENERGY--OTHER (CONCLUDED)        BB+         Ba2        $  500,000    Offshore Logistics, Inc., 6.125% due
                                                                        6/15/2013.............................    $    490,000
                                 BBB-        Ba1           500,000    Plains All American Pipeline, 7.75% due
                                                                        10/15/2012............................         576,875
                                 BB-         B1            750,000    SESI, LLC, 8.875% due 5/15/2011.........         817,500
                                 B           B3          1,000,000    Star Gas Partners, LP, 10.25% due
                                                                        2/15/2013.............................       1,090,000
                                 B           B1            250,000    Suburban Propane Partners, LP, 6.875%
                                                                        due 12/15/2013(e).....................         252,500
                                 CCC         Caa1          500,000    Trico Marine Services, 8.875% due
                                                                        5/15/2012.............................         365,000
                                                                                                                  ------------
                                                                                                                     7,342,875
------------------------------------------------------------------------------------------------------------------------------
FOOD & DRUG--0.2%                B           Ba3           250,000    Couche-Tard US, LP/Couche-Tard Finance
                                                                        Corp., 7.50% due 12/15/2013(e)........         261,875
------------------------------------------------------------------------------------------------------------------------------
FOOD & TOBACCO--2.5%             B           B3            250,000    American Seafood Group LLC, 10.125% due
                                                                        4/15/2010.............................         298,437
                                 NR*         NR*           125,588    Archibald Candy Corporation, 10% due
                                                                        11/01/2007(a).........................          47,723
                                 NR*         NR*           200,000    Commonwealth Brands, Inc., 9.75% due
                                                                        4/15/2008(e)..........................         220,000
                                 CCC         B2            250,000    Doane Pet Care Company, 10.75% due
                                                                        3/01/2010.............................         258,750
                                 BB-         B2            250,000    Dole Foods Company, 8.875% due
                                                                        3/15/2011.............................         274,375
                                 B-          B3            125,000    Domino's Inc., 8.25% due 7/01/2011(e)...         133,906
                                 B-          B3            250,000    Merisant Company, 9.50% due
                                                                        7/15/2013(e)..........................         266,250
                                 BB          Ba2           750,000    Smithfield Foods Inc., 8% due
                                                                        10/15/2009............................         791,250
                                 B-          Caa1          550,000    Tabletop Holdings, Inc., 12.25% due
                                                                        05/15/2014(d)(e)......................         302,500
                                                                                                                  ------------
                                                                                                                     2,593,191
------------------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS--6.8%            BB+         Ba1         1,000,000    Abitibi-Consolidated Inc., 7.40% due
                                                                        4/01/2018.............................         986,024
                                 B-          B3            500,000    Ainsworth Lumber Company, 12.50% due
                                                                        7/15/2007(a)..........................         587,500
                                 BB+         Ba1         1,000,000    Bowater Incorporated, 6.50% due
                                                                        6/15/2013.............................         970,507
                                 B+          B2            750,000    Caraustar Industries Inc., 9.875% due
                                                                        4/01/2011.............................         810,000
                                 D           NR*         1,000,000    Doman Industries Limited, 8.75% due
                                                                        3/15/2004(c)..........................         170,000
                                 BB+         Ba2           500,000    Georgia-Pacific Corporation, 8.875% due
                                                                        2/01/2010.............................         570,000
                                 B           B2            750,000    Jefferson Smurfit Corporation, 8.25% due
                                                                        10/01/2012............................         813,750
                                 B+          B3            250,000    Millar Western Forest Products Ltd.,
                                                                        7.75% due 11/15/2013(e)...............         259,375
                                 BB+         Ba2           400,000    Norampac Inc., 6.75% due 6/01/2013......         417,000
                                 BB          Ba2           500,000    Norske Skog Canada Ltd., 8.625% due
                                                                        6/15/2011(e)..........................         525,000
                                 BB          Ba3         1,000,000    Tembec Industries, Inc., 8.625% due
                                                                        6/30/2009.............................       1,030,000
                                                                                                                  ------------
                                                                                                                     7,139,156
------------------------------------------------------------------------------------------------------------------------------
GAMING--2.4%                     B+          B1            500,000    Boyd Gaming Corporation, 7.75% due
                                                                        12/15/2012............................         535,000
                                 B           B2            250,000    Majestic Star Casino LLC, 9.50% due
                                                                        10/15/2010(e).........................         256,250
                                 CCC+        Caa1          500,000    Pinnacle Entertainment, Inc., 8.75% due
                                                                        10/01/2013............................         508,750
                                 B           B2            200,000    Poster Financial Group Inc., 8.75% due
                                                                        12/01/2011(e).........................         211,500
                                 B+          B2            250,000    River Rock Entertainment Authority,
                                                                        9.75% due 11/01/2011(e)...............         268,750
                                 B-          B3            750,000    Trump Holdings and Funding, 11.625% due
                                                                        3/15/2010.............................         718,125
                                                                                                                  ------------
                                                                                                                     2,498,375
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S        FACE
INDUSTRIES++                    RATINGS+    RATINGS+      AMOUNT                  CORPORATE BONDS                    VALUE
------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--2.0%                B           B3         $  150,000    Alaris Medical Inc., 7.25% due
                                                                        7/01/2011.............................    $    155,250
                                 B+          B2            180,000    Fisher Scientific International Inc.,
                                                                        8.125% due 5/01/2012..................         193,050
                                 NR*         NR*           500,000    Ivax Corporation (Convertible), 5.50%
                                                                        due 5/15/2007.........................         518,125
                                 BB-         B1            750,000    Tenet Healthcare Corporation, 6.375% due
                                                                        12/01/2011............................         720,000
                                 B           B3            500,000    Triad Hospitals, Inc., 7% due
                                                                        11/15/2013(e).........................         503,750
                                                                                                                  ------------
                                                                                                                     2,090,175
------------------------------------------------------------------------------------------------------------------------------
HOUSING--1.0%                    B           B2            300,000    Building Materials Corporation, 7.75%
                                                                        due 7/15/2005.........................         306,750
                                 BB-         Ba3           500,000    Forest City Enterprises Inc., 7.625% due
                                                                        6/01/2015.............................         530,625
                                 B-          B3            250,000    Norcraft Companies, LP, 9% due
                                                                        11/01/2011(e).........................         270,000
                                                                                                                  ------------
                                                                                                                     1,107,375
------------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--0.8%     B           B2            320,000    DigitalNet Holdings Inc., 9% due
                                                                        7/15/2010.............................         346,400
                                 CCC+        Caa2          500,000    Viasystems, Inc., 10.50% due
                                                                        1/15/2011(e)..........................         533,750
                                                                                                                  ------------
                                                                                                                       880,150
------------------------------------------------------------------------------------------------------------------------------
LEISURE--3.6%                    B-          B1            492,000    Felcor Lodging LP, 9% due 6/01/2011.....         533,820
                                 B-          B3            275,000    Gaylord Entertainment Company, 8% due
                                                                        11/15/2013(e).........................         290,125
                                 B+          Ba3         1,000,000    Host Marriott, LP, 7.125% due
                                                                        11/01/2013(e).........................       1,020,000
                                 B+          B1            500,000    Intrawest Corporation, 10.50% due
                                                                        2/01/2010.............................         552,500
                                 B           B2            500,000    John Q. Hammons Hotels, 8.875% due
                                                                        5/15/2012.............................         551,250
                                 BB-         Ba3           500,000    La Quinta Properties, Inc., 8.875% due
                                                                        3/15/2011.............................         553,125
                                 B           B2            250,000    Vail Resorts Inc., 8.75% due
                                                                        5/15/2009.............................         263,750
                                                                                                                  ------------
                                                                                                                     3,764,570
------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--6.7%              BB-         B1            750,000    AgCo Corporation, 8.50% due 3/15/2006...         750,000
                                 CCC         Caa2          250,000    Blount Inc., 13% due 8/01/2009..........         269,375
                                 BB-         Ba3           750,000    Case New Holland Inc., 9.25% due
                                                                        8/01/2011(e)..........................         840,000
                                 B-          B3            325,000    FastenTech Inc., 11.50% due
                                                                        5/01/2011(e)..........................         351,406
                                 B-          B3            250,000    Great Lakes Dredge & Dock Corporation,
                                                                        7.75% due 12/15/2013(e)...............         257,187
                                 B+          B2            500,000    JLG Industries, Inc., 8.25% due
                                                                        5/01/2008.............................         543,125
                                 B+          B1            250,000    The Manitowoc Co., Inc., 7.125% due
                                                                        11/01/2013............................         258,437
                                 B+          B3            500,000    NMHG Holding Company, 10% due
                                                                        5/15/2009.............................         552,500
                                 B-          B3            250,000    Rexnord Corporation, 10.125% due
                                                                        12/15/2012............................         273,750
                                 BB+         Ba3           700,000    SPX Corporation, 7.50% due 1/01/2013....         761,250
                                 B-          Caa1          250,000    Sensus Metering Systems Inc., 8.625% due
                                                                        12/15/2013(e).........................         256,563
                                 B           B3            500,000    Terex Corporation, 7.375% due
                                                                        1/15/2014(e)..........................         511,250
                                 B           B3            650,000    Trimas Corporation, 9.875% due
                                                                        6/15/2012.............................         677,625
                                                                      Wolverine Tube, Inc.:
                                 B+          B3            250,000      7.375% due 8/01/2008(e)...............         231,250
                                 B+          B3            500,000      10.50% due 4/01/2009..................         510,000
                                                                                                                  ------------
                                                                                                                     7,043,718
------------------------------------------------------------------------------------------------------------------------------
METAL--OTHER--0.5%               BB          Ba3           125,000    Luscar Coal Ltd., 9.75% due
                                                                        10/15/2011............................         141,562
                                 BB          Ba3           325,000    Massey Energy Company, 6.625% due
                                                                        11/15/2010(e).........................         333,125
                                 NR*         NR*           200,000    Ormet Corporation, 11% due
                                                                        8/15/2008(c)(e).......................          52,000
                                                                                                                  ------------
                                                                                                                       526,687
------------------------------------------------------------------------------------------------------------------------------
PACKAGING--5.8%                  B+          B2            250,000    Anchor Glass Container, 11% due
                                                                        2/15/2013.............................         290,000
                                 B-          B3            250,000    Berry Plastics, 10.75% due 7/15/2012....         287,812
                                                                      Crown Euro Holdings SA:
                                 B+          B1            250,000      9.50% due 3/01/2011...................         283,125
                                 B           B2            250,000      10.875% due 3/01/2013.................         294,062

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S        FACE
INDUSTRIES++                    RATINGS+    RATINGS+      AMOUNT                  CORPORATE BONDS                    VALUE
------------------------------------------------------------------------------------------------------------------------------
PACKAGING (CONCLUDED)            CCC+        Caa2       $  125,000    Graham Packaging Company, 10.75% due
                                                                        1/15/2009.............................    $    129,063
                                 B+          B2            500,000    Owens-Brockway Glass Container, 8.25%
                                                                        due 5/15/2013.........................         536,875
                                 B+          B3            250,000    Owens-Illinois Inc., 8.10% due
                                                                        5/15/2007.............................         263,438
                                 B+          B3            525,000    Plastipak Holdings Inc., 10.75% due
                                                                        9/01/2011.............................         584,063
                                 B           B2          1,000,000    Portola Packaging Inc., 10.75% due
                                                                        10/01/2005............................       1,002,500
                                 B+          B1          1,000,000    Silgan Holdings Inc., 6.75% due
                                                                        11/15/2013(e).........................       1,002,500
                                 B-          B3          1,000,000    Tekni-Plex, Inc., 12.75% due
                                                                        6/15/2010.............................       1,090,000
                                                                      U.S. Can Corporation:
                                 CCC+        B3            250,000      10.875% due 7/15/2010(e)..............         261,563
                                 CCC+        Caa1          150,000      12.375% due 10/01/2010................         136,875
                                                                                                                  ------------
                                                                                                                     6,161,876
------------------------------------------------------------------------------------------------------------------------------
SERVICES--2.8%                                                        Allied Waste North America:
                                 BB-         Ba3           500,000      8.875% due 4/01/2008..................         560,000
                                 B+          B2            500,000      10% due 8/01/2009.....................         540,000
                                 BB-         Ba3           250,000      7.875% due 4/15/2013..................         270,625
                                 NR*         NR*         2,260,469    Anthony Crane Rental, LP, 12.625% due
                                                                        2/01/2004(a)(c).......................          33,907
                                 B           B3            200,000    Casella Waste Systems, Inc., 9.75% due
                                                                        2/01/2013.............................         224,000
                                 B           B1            250,000    Corrections Corporation of America,
                                                                        7.50% due 5/01/2011...................         262,500
                                 BB-         B2            250,000    NationsRent, Inc., 9.50% due
                                                                        10/15/2010(e).........................         268,750
                                 B           B1            500,000    Wackenhut Corrections Corporation, 8.25%
                                                                        due 7/15/2013.........................         530,000
                                 B+          B2            250,000    Williams Scotsman, Inc., 10% due
                                                                        8/15/2008.............................         274,063
                                                                                                                  ------------
                                                                                                                     2,963,845
------------------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS--2.7%         NR*         B3          2,750,000    Dow Jones TRAC-X North America High
                                                                        Yield Series 2 March 2009 Trust 3, 8%
                                                                        due 3/25/2009(e)......................       2,870,313
------------------------------------------------------------------------------------------------------------------------------
STEEL--1.9%                      B+          B1            400,000    CSN Islands VIII Corp., 9.75% due
                                                                        12/16/2013(e).........................         410,000
                                 B+          B2            500,000    Gerdau Ameristeel Corporation, 10.375%
                                                                        due 7/15/2011(e)......................         552,500
                                 BB+         Ba3           250,000    IPSCO, Inc., 8.75% due 6/01/2013........         276,250
                                 B           B3            250,000    UCAR Finance Inc., 10.25% due
                                                                        2/15/2012.............................         287,500
                                 BB-         B1            400,000    United States Steel Corporation, 9.75%
                                                                        due 5/15/2010.........................         450,000
                                                                                                                  ------------
                                                                                                                     1,976,250
------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--2.1%....    B-          B3             250,000    Cincinnati Bell Inc., 8.375% due
                                                                      1/15/2014(e)............................         268,750
                                 BB+         B1            250,000    Eircom Funding plc, 8.25% due
                                                                        8/15/2013.............................         276,875
                                 B           B3            250,000    FairPoint Communications, Inc., 11.875%
                                                                        due 3/01/2010.........................         291,250
                                                                      Intelsat, Ltd.(e):
                                 BBB+        Baa3          250,000      5.25% due 11/01/2008..................         257,265
                                 BBB+        Baa3          100,000      6.50% due 11/01/2013..................         104,339
                                 B-          Ba3           500,000    Qwest Corporation, 7.20% due
                                                                        11/01/2004............................         511,250
                                 NR*         Baa3          500,000    Tele Norte Leste Participacoes SA, 8%
                                                                        due 12/18/2013(e).....................         491,250
                                                                                                                  ------------
                                                                                                                     2,200,979
------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.4%             NR*         NR*         1,500,000    American Commercial LLC, 11.25% due
                                                                        1/01/2008(c)..........................         165,000
                                 B+          B1            250,000    OMI Corporation, 7.625% due
                                                                        12/01/2013(e).........................         252,188
                                 BB+         Ba1         1,000,000    Overseas Shipholding Group, Inc., 8.25%
                                                                        due 3/15/2013.........................       1,071,250
                                                                                                                  ------------
                                                                                                                     1,488,438
------------------------------------------------------------------------------------------------------------------------------
UTILITY--8.1%                                                         The AES Corporation:
                                 B-          B3             94,000      8.75% due 6/15/2008...................         100,815
                                 B-          B3            206,000      8.875% due 2/15/2011..................         224,540
                                 B+          B2            500,000      8.75% due 5/15/2013(e)................         558,750

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S        FACE
INDUSTRIES++                    RATINGS+    RATINGS+      AMOUNT                  CORPORATE BONDS                    VALUE
------------------------------------------------------------------------------------------------------------------------------
UTILITY (CONCLUDED)              NR*         NR*        $  250,000    CIA Saneamento Basico, 10% due
                                                                        7/28/2005(b)(e).......................    $    266,250
                                 NR*         B3            500,000    CMS Energy Corporation, 7.75% due
                                                                        8/01/2010(e)..........................         525,625
                                 CCC+        Caa1        1,250,000    Calpine Corporation, 8.625% due
                                                                        8/15/2010.............................         975,000
                                 BB          Ba1           915,000    ESI Tractebel Acquisition Corp., 7.99%
                                                                        due 12/30/2011........................         965,325
                                 B           B2          1,000,000    Edison Mission Energy, 10% due
                                                                        8/15/2008.............................       1,037,500
                                 BB-         Ba2           250,000    MSW Energy Finance Co. II, Inc., 7.375%
                                                                        due 9/01/2010(e)......................         261,250
                                 B+          B2            350,000    NRG Energy, Inc., 8% due
                                                                        12/15/2013(e).........................         367,937
                                 BB          Ba2         1,000,000    Nevada Power Company, 9% due
                                                                        8/15/2013(e)..........................       1,106,250
                                 B+          B1            250,000    Northwest Pipeline Corporation, 8.125%
                                                                        due 3/01/2010.........................         277,500
                                 BB-         Ba2           500,000    SEMCO Energy, Inc., 7.75% due
                                                                        5/15/2013(e)..........................         525,625
                                 B           B1            250,000    Southern Natural Gas, 8.875% due
                                                                        3/15/2010.............................         281,250
                                 B+          B1            500,000    Transcontinental Gas Pipeline
                                                                        Corporation, 7% due 8/15/2011.........         532,500
                                 B+          B3            500,000    The Williams Companies, Inc., 8.625% due
                                                                        6/01/2010.............................         561,250
                                                                                                                  ------------
                                                                                                                     8,567,367
------------------------------------------------------------------------------------------------------------------------------
WIRELESS--3.5%                   CCC         Caa1          150,000    American Tower Corporation, 9.375% due
                                                                        2/01/2009.............................         159,750
                                 CCC         B3            425,000    American Towers, Inc., 7.25% due
                                                                        12/01/2011(e).........................         432,437
                                 CCC         Caa1          275,000    Centennial Communications Corp., 10.125%
                                                                        due 6/15/2013.........................         301,812
                                 B-          B3            900,000    Millicom International Cellular SA, 10%
                                                                        due 12/01/2013(e).....................         949,500
                                 NR*         NR*           710,368    NII Holdings Inc., 13% due
                                                                        11/01/2009(d)(e)......................         724,575
                                 CC          Caa2          275,000    SBA Communications Corporation, 10.25%
                                                                        due 2/01/2009.........................         270,188
                                 NR*         NR*           375,000    SBA Telecommunications Inc./SBA
                                                                        Communications Corp., 9.75% due
                                                                        12/15/2011(d)(e)......................         264,375
                                 CCC         Caa1          500,000    Western Wireless Corporation, 9.25% due
                                                                        7/15/2013.............................         527,500
                                                                                                                  ------------
                                                                                                                     3,630,137
------------------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL INVESTMENTS IN CORPORATE BONDS
                                                                      (COST--$95,881,216)--92.9%                    97,479,261
------------------------------------------------------------------------------------------------------------------------------
                                                          SHARES
                                                           HELD       COMMON STOCKS AND OTHER EQUITY INTEREST
------------------------------------------------------------------------------------------------------------------------------
AIRLINES--0.2%                                             708,795    US Airways (Certificate of Beneficial
                                                                        Interest Trust).......................         212,639
------------------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.4%                                   5,500    NTL Incorporated(c).....................         383,625
------------------------------------------------------------------------------------------------------------------------------
ENERGY--EXPLORATION & PRODUCTION--0.1%                       7,839    Southwest Royalties Inc.(c).............          99,238
                                                               147    Tri-Union Development Corporation(c)....               0
                                                               250    Tribo Petroleum Corporation (Class
                                                                        A)(c).................................               3
                                                                                                                  ------------
                                                                                                                        99,241
------------------------------------------------------------------------------------------------------------------------------
FOOD & TOBACCO--0.0%                                           649    Archibald Candy Corporation(c)..........               6
------------------------------------------------------------------------------------------------------------------------------
STEEL--0.0%                                              2,000,000    LTC Wheeling-Pittsburgh
                                                                        Corporation(c)........................              20
                                                                39    Wheeling-Pittsburgh Corporation(c)......             952
                                                                                                                  ------------
                                                                                                                           972
------------------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL INVESTMENTS IN COMMON STOCKS
                                                                      AND OTHER EQUITY INTEREST
                                                                      (COST--$1,227,951)--0.5%                         696,483
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 2003 (Concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                         SHARES
       INDUSTRIES++                                       HELD                PREFERRED STOCKS                  VALUE
-------------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.0%                                       9 NTL Europe, Inc. (Preferred)............ $          72
-------------------------------------------------------------------------------------------------------------------------
CABLE--U.S.--1.6%                                           16,379 CSC Holdings Inc.(a)....................     1,719,795
-------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS IN PREFERRED STOCKS
                                                                  (COST--$1,102,137)--1.6%                      1,719,867
-------------------------------------------------------------------------------------------------------------------------
                                                          FACE
                                                         AMOUNT               TRUST PREFERRED
-------------------------------------------------------------------------------------------------------------------------
UTILITY--0.4%                                          $   450,000 Citizens Utilities Trust (5%
                                                                    Convertible), due 1/15/2036...........        458,144
-------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS IN TRUST PREFERRED
                                                                  (COST--$453,030)--0.4%                          458,144
-------------------------------------------------------------------------------------------------------------------------
                                                       BENEFICIAL
                                                        INTEREST           SHORT-TERM SECURITIES
-------------------------------------------------------------------------------------------------------------------------
                                                       $ 2,963,537 Merrill Lynch Liquidity Series, LLC Cash
                                                                    Sweep Series I(f).....................      2,963,537
-------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS IN SHORT-TERM
                                                                  SECURITIES
                                                                  (COST--$2,963,537)--2.8%                      2,963,537
-------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS
                                                                  (COST--$101,627,871)--98.2%.............    103,317,292
                                                                  OTHER ASSETS LESS LIABILITIES--1.8%.....      1,888,708
                                                                                                            -------------
                                                                  NET ASSETS--100.0%......................  $ 105,206,000
                                                                                                            =============
-------------------------------------------------------------------------------------------------------------------------

* Not Rated.

+ Ratings of issues shown are unaudited.

++ For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

(a) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(b) Subject to principal paydowns.

(c) Non-income producing security.

(d) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

------------------------------------------------------------------------------------------------
                                                                    NET
AFFILIATE                                                        ACTIVITY       INTEREST INCOME
------------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I         $ 2,963,537         $ 4,040
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II        $(4,921,275)        $75,138
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of December 31, 2003
--------------------------------------------------------------------------------

                                   FACE
                                  AMOUNT                                  ISSUE                                   VALUE
---------------------------------------------------------------------------------------------------------------------------
                                                           U.S. GOVERNMENT & AGENCY OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE         $ 2,340,000    Ace Securities Corp., Series 2003-OP1, Class A2, 1.51% due
OBLIGATIONS+--64.6%                              12/25/2033(a).............................................    $  2,340,366
                                 40,820,000    CS First Boston Mortgage Securities Corp., Series 2003-CPN1,
                                                 Class ASP, 1.584% due 3/15/2035(c)........................       2,806,906
                                  6,400,000    Countrywide Home Loans, Series 2003-10, Class A6, 1.469% due
                                                 5/25/2033(a)..............................................       6,392,000
                                               Fannie Mae:
                                  2,400,000      2003-27 FP, 1.419% due 6/25/2028(a).......................       2,408,975
                                  4,209,323      2003-33 LF, 1.491% due 7/25/2017(a).......................       4,118,840
                                  5,551,822      2003-34 FS, 1.541% due 1/25/2032(a).......................       5,416,126
                                  3,000,000      2003-41 YF, 1.441% due 6/25/2028(a).......................       3,002,595
                                  3,667,647      2003-48 HA, 3.50% due 11/25/2017..........................       3,632,200
                                 46,749,177      ACES 2002-M1 X, 1.201% due 5/25/2032(a)(c)................       1,979,902
                                 19,030,911      ACES 2002-M2 N, 1.532% due 8/25/2012(a)(c)................       1,873,797
                                 23,260,604      ACES 2003-M1 X, 1.099% due 2/25/2033(a)(c)................       1,202,236
                                 56,053,487      Grantor Trust 2003-T1 IO, 0.546% due 11/25/2012(c)........       2,113,867
                                  4,634,651      Whole Loan 2003-W16 AF1, 1.231% due 2/25/2023(a)..........       4,634,786
                                  3,090,492      Whole Loan 2002-W11 AV1, 1.311% due 11/25/2032(a).........       3,086,849
                                               Freddie Mac:
                                  6,000,000      2564 OF, 1.42% due 2/15/2026(a)...........................       5,955,800
                                  5,593,444      2594 DF, 1.42% due 12/15/2027(a)..........................       5,546,740
                                  6,073,681      2614 EF, 1.563% due 12/15/2017(a).........................       6,084,172
                                  2,000,000    GMAC Mortgage Corporation Loan Trust, Series 2003-GH2, Class
                                                 A1, 1.349% due 7/25/2012(a)...............................       2,000,000
                                  3,950,000    GS Mortgage Securities Corporation II, Series 2003-FL6A,
                                                 Class A1, 1.32% due 11/15/2015(a).........................       3,950,617
                                               Greenwich Capital Commercial Funding Corporation:
                                 13,126,589      Series 2002-C1, Class XP, 2.059% due 1/11/2035(c).........       1,276,546
                                  1,959,851      Series 2003-FL1, Class A, 1.44% due 1/05/2006(a)..........       1,959,394
                                               Government National Mortgage Association:
                                  3,849,000      2001-44 C, 6.38% due 1/16/2025............................       4,283,537
                                  3,300,000      2002-83 B, 4.695% due 12/16/2024..........................       3,386,347
                                  3,000,000      2002-83 C, 5.25% due 9/16/2027............................       3,094,415
                                 29,821,045      2002-83 IO, 1.574% due 10/16/2042(c)......................       1,944,964
                                  2,400,000      2002-94 D, 5.045% due 11/16/2028..........................       2,441,406
                                 37,333,782      2002-94 XB, 2.349% due 11/16/2007(c)......................       1,600,141
                                  3,054,415      2003-17 C, 4.825% due 7/16/2031...........................       2,969,234
                                 40,191,719      2003-17 IO, 1.24% due 3/16/2043(c)........................       2,604,966
                                  2,664,553      2003-49 C, 4.485% due 10/16/2033..........................       2,470,573
                                 55,573,706      2003-59 XB, 2.364% due 7/16/2010(c).......................       3,872,582
                                  4,351,017      2003-64 A, 3.089% due 4/16/2024...........................       4,338,264
                                  4,500,000      2003-73 C, 4.947% due 5/16/2033...........................       4,443,217
                                  2,400,000      2003-88 CA, 4.746% due 1/16/2030..........................       2,430,653
                                  6,750,000      2003-108 C, 4.919% due 2/16/2034..........................       6,843,825
                                  4,600,000      2003-109 D, 5.252% due 1/16/2034..........................       4,575,563
                                 22,053,481      2003-109 IO, 1.098% due 11/16/2043(c).....................       1,357,667
                                  1,077,848    Lehman Brothers Floating Rate Commercial, 2002-LLFA-A, 1.45%
                                                 due 6/14/2017(a)..........................................       1,077,847
                                  2,000,000    Morgan Stanley ABS Capital I, Series 2004-NC1, Class A3,
                                                 1.33% due 11/25/2033(a)(f)................................       2,000,000
                                     62,503    Residential Asset Securities Corporation, Series 2002-KS5,
                                                 Class AIB2, 2.47% due 8/25/2022...........................          62,446
                                  2,400,000    Wachovia Bank Commercial Mortgage Trust, Series 2003-WHL2,
                                                 Class A3, 1.44% due 6/15/2013(a)..........................       2,399,197
                                  1,470,438    Washington Mutual, 2002-AR19-A8, 4.56% due 2/25/2033........       1,492,601
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                        131,472,159
---------------------------------------------------------------------------------------------------------------------------
FREDDIE MAC--3.9%                              Freddie Mac:
                                  4,500,000      5.75% due 4/29/2009.......................................       4,561,209
                                  3,400,000      6% due 5/25/2012..........................................       3,457,093
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FREDDIE MAC                                                  8,018,302
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

                                   FACE
                                  AMOUNT                                  ISSUE                                   VALUE
---------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED                                Fannie Mae:
SECURITIES+--24.9%              $ 1,850,000      3.94% due 11/01/2008(e)...................................    $  1,860,268
                                    883,680      6% due 4/01/2017..........................................         927,974
                                  1,061,397      5.50% due 12/01/2017......................................       1,101,063
                                    591,459      4.50% due 9/01/2018.......................................         592,817
                                  3,837,006      5% due 1/15/2019..........................................       3,912,549
                                    201,359      7% due 3/01/2029..........................................         213,373
                                    272,828      7% due 5/01/2029..........................................         289,199
                                    679,372      7% due 6/01/2029..........................................         719,908
                                     75,642      7% due 7/01/2029..........................................          80,156
                                    127,343      7% due 8/01/2029..........................................         134,941
                                    182,141      7% due 9/01/2029..........................................         193,009
                                    146,639      7% due 11/01/2029.........................................         155,389
                                    118,700      8% due 4/01/2030..........................................         128,334
                                     62,396      7.50% due 6/01/2030.......................................          66,680
                                    567,405      7.50% due 12/01/2030......................................         606,361
                                      9,161      8% due 7/01/2030..........................................           9,905
                                     75,918      7.50% due 9/01/2030.......................................          81,130
                                     46,064      8% due 2/01/2031..........................................          49,811
                                    894,039      7.50% due 4/01/2031.......................................         955,419
                                    424,650      7% due 7/01/2031..........................................         449,621
                                    584,560      7% due 9/01/2031..........................................         618,933
                                    189,909      6.50% due 1/01/2032.......................................         198,624
                                    916,241      7% due 2/01/2032..........................................         970,211
                                  3,804,846      6.50% due 7/01/2032.......................................       3,979,827
                                    215,963      6.50% due 9/01/2032.......................................         225,895
                                  1,582,710      6.50% due 10/01/2032......................................       1,655,496
                                    747,176      8% due 10/01/2032.........................................         808,664
                                  2,332,516      5.50% due 7/01/2033.......................................       2,364,074
                                    229,395      6.50% due 3/01/2033.......................................         239,921
                                               Freddie Mac--Gold Program:
                                  1,069,739      6.50% due 3/01/2016.......................................       1,133,064
                                  2,170,059      6% due 4/01/2017..........................................       2,277,115
                                  1,610,583      5.50% due 6/01/2017.......................................       1,670,536
                                  2,000,600      5% due 1/15/2019..........................................       2,037,487
                                     16,672      8% due 3/01/2030..........................................          17,983
                                     66,988      8% due 8/01/2030..........................................          72,253
                                     56,607      8% due 12/01/2030.........................................          61,057
                                     64,508      8% due 6/01/2031..........................................          69,578
                                    467,907      7% due 4/01/2032..........................................         495,077
                                  1,997,990      5.50% due 11/01/2033......................................       2,023,149
                                  3,150,000      5.50% due 1/15/2034.......................................       3,187,406
                                 10,198,900      6% due 1/15/2034..........................................      10,536,739
                                               Government National Mortgage Association:
                                  1,505,816      6.50% due 1/15/2029.......................................       1,589,246
                                  1,264,576      6.50% due 2/15/2029.......................................       1,334,639
                                     75,745      6.50% due 4/15/2029.......................................          79,942
                                    152,604      6.50% due 6/15/2029.......................................         161,059
                                    292,624      6.50% due 8/15/2029.......................................         308,837
                                     44,703      6.50% due 3/15/2030.......................................          47,179
                                     34,556      6% due 2/15/2033..........................................          35,945
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL MORTGAGE-BACKED SECURITIES                                  50,727,843
---------------------------------------------------------------------------------------------------------------------------
SMALL BUSINESS                    1,845,625    Small Business Administration Participation Certificates,
ADMINISTRATION--0.9%                             Series 2003- 20F, Class 1, 4.07% due 6/01/2023............       1,740,272
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL SMALL BUSINESS ADMINISTRATION                                1,740,272
---------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS &                          U.S. Treasury Bonds:
NOTES--10.0%                      1,100,000      8.125% due 8/15/2019......................................       1,485,859
                                  4,820,000      7.25% due 8/15/2022.......................................       6,083,177
                                  2,310,000      6.25% due 8/15/2023.......................................       2,632,950
                                               U.S. Treasury Notes:
                                  1,800,000      2% due 11/30/2004.........................................       1,812,866
                                  4,960,000      1.625% due 3/31/2005......................................       4,977,052
                                  3,040,000      6.875% due 5/15/2006......................................       3,379,507
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. TREASURY BONDS & NOTES                                 20,371,411
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

                                   FACE
                                  AMOUNT                                  ISSUE                                   VALUE
---------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY INFLATION         $ 1,976,901    U.S. Treasury Inflation Indexed Bonds,
INDEXED BONDS--1.1%                              3.50% due 1/15/2011.......................................    $  2,221,814
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. TREASURY INFLATION INDEXED BONDS                        2,221,814
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                               (COST--$213,669,620)--105.4%                                     214,551,801
---------------------------------------------------------------------------------------------------------------------------
                                               SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--3.2%        6,500,000    Morgan Stanley & Co., Inc., purchased on 12/31/2003 to yield
                                                 0.95% to 1/02/2004, repurchase price $6,517,735,
                                                 collateralized by FNMA 3.25% due 11/01/2033...............       6,500,000
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES (COST--$6,500,000)--3.2%               6,500,000
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS (COST--$220,169,620)--108.6%                   221,051,801
---------------------------------------------------------------------------------------------------------------------------
                                 NUMBER OF
OPTIONS WRITTEN                 CONTRACTS++      ISSUE
---------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--0.0%                2    Swaption, expiring March 2004 at 2.50%, Broker Lehman
                                                 Brothers Special Finance(d)...............................          (9,563)
---------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN--0.0%                 2    Swaption, expiring March 2004 at 2.50%, Broker Lehman
                                                 Brothers Special Finance(d)...............................          (5,355)
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED--$17,170)--0.0%             (14,918)
---------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
                                               (COST--$220,152,450)--108.6%................................     221,036,883
                                               UNREALIZED DEPRECIATION ON SWAPS--NET*--(0.1)%..............        (192,809)
                                               LIABILITIES IN EXCESS OF OTHER ASSETS(B)--(8.5)%............     (17,348,950)
                                                                                                               ------------
                                               NET ASSETS--100.0%..........................................    $203,495,124
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

(a) Floating rate note.

(b) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

-------------------------------------------------------------------------------------------------------
                                                                       NET            DIVIDEND/INTEREST
AFFILIATE                                                            ACTIVITY              INCOME
-------------------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Money Market Series                  --                $6,454
Merrill Lynch Premier Institutional Fund                                 --                $5,270
-------------------------------------------------------------------------------------------------------

(c) Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.

(d) This European style swaption, which can be exercised only at the expiration date, represents a standby commitment whereby the Portfolio is only obligated to enter into a predetermined interest rate swap contract upon exercise of the swaption.

(e) Represents balloon mortgages that amortize on a 30-year schedule and have 7-year original maturities.

(f) The interest rate will become effective on January 29, 2004.

+ Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

++ One contract represents a notional amount of $1,000,000.

* Swap contracts entered into as of December 31, 2003 were as follows:

----------------------------------------------------------------------------------------------------------------
                                                                      NOTIONAL           UNREALIZED APPRECIATION
                                                                       AMOUNT                (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------
Pay 3.50% on TIPS adjusted principal and receive a fixed
rate of 4.17%.
Broker, Morgan Stanley Capital Services Inc.
Expires January 2011                                                 $ 2,225,000                $  12,648
Receive a variable return equal to JP Morgan U.S. Agency
Mortgage Index Total Return and pay floating rate based on
1-month USD LIBOR, minus .25%
Broker, JP Morgan Chase Bank
Expires January 2004                                                  12,000,000                       --
Receive a variable return equal to Lehman Brothers CMBS AAA
8.5% Index Total Return and pay floating rate based on
1-month USD LIBOR, minus .55%
Broker, UBS Warburg
Expires January 2004                                                  14,000,000                       --

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of December 31, 2002 (Concluded)
--------------------------------------------------------------------------------

                                                                      NOTIONAL           UNREALIZED APPRECIATION
                                                                       AMOUNT                (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------
Receive a variable return equal to JP Morgan U.S. Agency
Mortgage Index Total Return and pay floating rate based on
1-month USD LIBOR, minus .30%
Broker, JP Morgan Chase Bank
Expires April 2004                                                   $ 8,000,000                $      --
Receive a variable return equal to JP Morgan U.S. Agency
Mortgage Index Total Return and pay floating rate based on
1-month USD LIBOR, minus .17%
Broker, JP Morgan Chase Bank
Expires February 2004                                                  4,000,000                       --
Receive a variable return equal to Lehman Brothers U.S.
Treasury Index Total Return and pay floating rate based on
1-month USD LIBOR, minus .20%
Broker, Lehman Brothers Special Finance
Expires December 2004                                                 12,000,000                       --
Receive a variable return equal to Lehman Brothers U.S.
Treasury Index Total Return and pay floating rate based on
1-month USD LIBOR, minus .20%
Broker, Lehman Brothers Special Finance
Expires August 2004                                                   10,500,000                       --
Receive a variable return equal to 3-month USD LIBOR and pay fixed of 5.15%
Broker, UBS Warburg
Expires September 2013                                                 4,500,000                 (193,779)
Receive a variable return based on 3-month USD LIBOR, plus
..50% which is capped at a fixed coupon of 8% and callable
quarterly beginning March 29, 2004 and pay floating rate
based on 3-month USD LIBOR
Broker, JP Morgan Chase Bank
Expires September 2009                                                 5,000,000                  (11,678)
                                                                                                ---------
                                                                                                $(192,809)
                                                                                                =========
----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Large Cap Core Strategy Portfolio
Schedule of Investments as of December 31, 2003                (in U.S. dollars)
--------------------------------------------------------------------------------

                            SHARES                                                                                      PERCENT OF
INDUSTRIES++                 HELD                               COMMON STOCKS                              VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
AIR FREIGHT &                44,000      +J.B. Hunt Transport Services, Inc. .......................    $  1,188,440        0.5%
LOGISTICS
----------------------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS              45,000      Lear Corporation...........................................       2,759,850        1.1
----------------------------------------------------------------------------------------------------------------------------------
BEVERAGES                    76,000      +Constellation Brands, Inc. (Class A)......................       2,502,680        1.0
----------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                35,000      +Genentech, Inc. ..........................................       3,274,950        1.3
                             42,000      +Invitrogen Corporation....................................       2,940,000        1.1
                                                                                                        ------------      -----
                                                                                                           6,214,950        2.4
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS             121,000      J.P. Morgan Chase & Co. ...................................       4,444,330        1.7
                             25,000      Legg Mason, Inc. ..........................................       1,929,500        0.7
                             40,000      Lehman Brothers Holdings, Inc. ............................       3,088,800        1.2
                                                                                                        ------------      -----
                                                                                                           9,462,630        3.6
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS              4,000      Bank of America Corporation................................         321,720        0.1
                             13,000      Zions Bancorporation.......................................         797,290        0.3
                                                                                                        ------------      -----
                                                                                                           1,119,010        0.4
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &        52,000      +Career Education Corporation..............................       2,083,640        0.8
SUPPLIES
                            147,000      +Cendant Corporation.......................................       3,273,690        1.3
                             41,000      +Corinthian Colleges, Inc. ................................       2,277,960        0.9
                             51,000      H&R Block, Inc. ...........................................       2,823,870        1.1
                                                                                                        ------------      -----
                                                                                                          10,459,160        4.1
----------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS               76,000      Adtran, Inc. ..............................................       2,356,000        0.9
EQUIPMENT
                            283,000      +Cisco Systems, Inc. ......................................       6,874,070        2.7
                             89,000      +Emulex Corporation........................................       2,374,520        0.9
                            109,000      +Foundry Networks, Inc. ...................................       2,982,240        1.2
                            247,000      Motorola, Inc. ............................................       3,475,290        1.4
                             96,000      Scientific-Atlanta, Inc. ..................................       2,620,800        1.0
                             67,000      +UTStarcom, Inc. ..........................................       2,483,690        1.0
                                                                                                        ------------      -----
                                                                                                          23,166,610        9.1
----------------------------------------------------------------------------------------------------------------------------------
COMPUTERS &                 121,000      +Dell Inc. ................................................       4,109,160        1.6
PERIPHERALS
                             12,000      International Business Machines Corporation................       1,112,160        0.4
                             43,000      +SanDisk Corporation.......................................       2,629,020        1.0
                             38,000      +Storage Technology Corporation............................         978,500        0.4
                            246,000      +Western Digital Corporation...............................       2,900,340        1.1
                                                                                                        ------------      -----
                                                                                                          11,729,180        4.5
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE             50,000      Capital One Financial Corporation..........................       3,064,500        1.2
                            127,000      MBNA Corporation...........................................       3,155,950        1.2
                                                                                                        ------------      -----
                                                                                                           6,220,450        2.4
----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL       182,000      Citigroup Inc. ............................................       8,834,280        3.4
SERVICES
----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                 180,000      Sprint Corporation.........................................       2,955,600        1.1
TELECOMMUNICATION
SERVICES
----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES          128,000      Edison International.......................................       2,807,040        1.1
----------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT         76,000      Rockwell International Corporation.........................       2,705,600        1.1
----------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &       56,000      +Sanmina--SCI Corporation..................................         706,160        0.3
INSTRUMENTS
                             29,000      +Waters Corporation........................................         961,640        0.4
                                                                                                        ------------      -----
                                                                                                           1,667,800        0.7
----------------------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES               78,000      CVS Corporation............................................       2,817,360        1.1
RETAILING
                             16,000      Wal-Mart Stores, Inc. .....................................         848,800        0.3
                                                                                                        ------------      -----
                                                                                                           3,666,160        1.4
----------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT        52,000      Bausch & Lomb Incorporated.................................       2,698,800        1.0
& SUPPLIES
                             18,000      Beckman Coulter Inc. ......................................         914,940        0.4
                                                                                                        ------------      -----
                                                                                                           3,613,740        1.4
----------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE                  21,000      +Anthem, Inc. .............................................       1,575,000        0.6
PROVIDERS & SERVICES
                             66,000      +DaVita, Inc. .............................................       2,574,000        1.0
                             94,000      +Humana Inc. ..............................................       2,147,900        0.8
                             25,000      Omnicare, Inc. ............................................       1,009,750        0.4

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Large Cap Core Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                            SHARES                                                                                      PERCENT OF
INDUSTRIES++                 HELD                               COMMON STOCKS                              VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE                  60,000      Oxford Health Plans, Inc. .................................    $  2,610,000        1.0%
PROVIDERS & SERVICES
(CONCLUDED)

                             40,000      +PacifiCare Health Systems, Inc. ..........................       2,704,000        1.1
                                                                                                        ------------      -----
                                                                                                          12,620,650        4.9
----------------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &        65,000      Applebee's International, Inc. ............................       2,552,550        1.0
LEISURE
                             32,000      GTECH Holdings Corporation.................................       1,583,680        0.6
                             77,000      International Game Technology..............................       2,748,900        1.1
                                                                                                        ------------      -----
                                                                                                           6,885,130        2.7
----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES           24,000      Centex Corporation.........................................       2,583,600        1.0
                             61,000      D.R. Horton, Inc. .........................................       2,638,860        1.0
                             39,000      Fortune Brands, Inc. ......................................       2,788,110        1.1
                              4,000      +Hovnanian Enterprises, Inc. (Class A).....................         348,240        0.1
                             35,000      KB HOME....................................................       2,538,200        1.0
                             27,000      Lennar Corporation (Class A)...............................       2,592,000        1.0
                              5,000      +NVR, Inc. ................................................       2,330,000        0.9
                             28,000      Pulte Corporation..........................................       2,621,360        1.0
                             31,000      The Ryland Group, Inc. ....................................       2,747,840        1.1
                             22,000      +Toll Brothers, Inc. ......................................         874,720        0.3
                                                                                                        ------------      -----
                                                                                                          22,062,930        8.5
----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS            6,000      The Procter & Gamble Company...............................         599,280        0.2
----------------------------------------------------------------------------------------------------------------------------------
IT SERVICES                  92,000      +CheckFree Corp. ..........................................       2,543,800        1.0
                             56,000      +Cognizant Technology Solutions Corporation................       2,555,840        1.0
                             61,000      +Computer Sciences Corporation.............................       2,698,030        1.0
                                                                                                        ------------      -----
                                                                                                           7,797,670        3.0
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                  167,000      General Electric Company...................................       5,173,660        2.0
CONGLOMERATES
                             47,000      Textron, Inc. .............................................       2,681,820        1.1
                                                                                                        ------------      -----
                                                                                                           7,855,480        3.1
----------------------------------------------------------------------------------------------------------------------------------
INSURANCE                    16,000      American International Group, Inc. ........................       1,060,480        0.4
                             13,000      The Hartford Financial Services Group, Inc. ...............         767,390        0.3
                             13,000      Lincoln National Corporation...............................         524,810        0.2
                             47,000      MBIA, Inc. ................................................       2,783,810        1.1
                                                                                                        ------------      -----
                                                                                                           5,136,490        2.0
----------------------------------------------------------------------------------------------------------------------------------
MACHINERY                    51,000      Cummins Engine Company, Inc. ..............................       2,495,940        1.0
----------------------------------------------------------------------------------------------------------------------------------
METALS & MINING              59,000      Freeport-McMoRan Copper & Gold, Inc. (Class B).............       2,485,670        1.0
----------------------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES &           498,000      +Calpine Corporation.......................................       2,395,380        0.9
UNREGULATED POWER
                            597,000      +Dynegy Inc. (Class A).....................................       2,555,160        1.0
                            285,000      The Williams Companies, Inc. ..............................       2,798,700        1.1
                                                                                                        ------------      -----
                                                                                                           7,749,240        3.0
----------------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL            117,000      Dollar General Corporation.................................       2,455,830        1.0
                             58,000      Federated Department Stores, Inc. .........................       2,733,540        1.1
                             23,000      The May Department Stores Company..........................         668,610        0.3
                             79,000      Nordstrom, Inc. ...........................................       2,709,700        1.1
                             63,000      Sears, Roebuck & Co. ......................................       2,865,870        1.1
                                                                                                        ------------      -----
                                                                                                          11,433,550        4.6
----------------------------------------------------------------------------------------------------------------------------------
OIL & GAS                    99,000      Exxon Mobil Corporation....................................       4,059,000        1.6
----------------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST               92,000      Georgia-Pacific Group......................................       2,821,640        1.1
PRODUCTS
----------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS              22,000      Johnson & Johnson..........................................       1,136,520        0.4
                            105,000      Mylan Laboratories, Inc. ..................................       2,652,300        1.0
                            120,000      Pfizer, Inc. ..............................................       4,239,600        1.6
                                                                                                        ------------      -----
                                                                                                           8,028,420        3.0
----------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &            147,000      +Amkor Technology, Inc. ...................................       2,676,870        1.0
SEMICONDUCTOR
EQUIPMENT

                            447,000      +Atmel Corporation.........................................       2,686,470        1.1
                            128,000      +Cypress Semiconductor Corporation.........................       2,734,080        1.1
                            109,000      +Fairchild Semiconductor Corporation.......................       2,721,730        1.1
                            133,000      Intel Corporation..........................................       4,282,600        1.7
                             12,000      +International Rectifier Corp. ............................         592,920        0.2
                             62,000      +National Semiconductor Corporation........................       2,443,420        1.0
                                                                                                        ------------      -----
                                                                                                          18,138,090        7.2
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Large Cap Core Strategy Portfolio
Schedule of Investments as of December 31, 2003 (Concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

                            SHARES                                                                                      PERCENT OF
INDUSTRIES++                 HELD                               COMMON STOCKS                              VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
SOFTWARE                    121,000      Microsoft Corporation......................................    $  3,332,340        1.3%
                            227,000      +Novell, Inc. .............................................       2,388,040        0.9
                             78,000      +VERITAS Software Corporation..............................       2,898,480        1.1
                                                                                                        ------------      -----
                                                                                                           8,618,860        3.3
----------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL            139,000      +AutoNation, Inc. .........................................       2,553,430        1.0
                             10,000      Best Buy Co., Inc. ........................................         522,400        0.2
                            135,000      The Gap, Inc. .............................................       3,133,350        1.2
                            104,000      +Staples, Inc. ............................................       2,839,200        1.1
                                                                                                        ------------      -----
                                                                                                           9,048,380        3.5
----------------------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL &          69,000      +Coach, Inc. ..............................................       2,604,750        1.0
LUXURY GOODS
                             30,000      +Columbia Sportswear Company...............................       1,635,000        0.6
                                                                                                        ------------      -----
                                                                                                           4,239,750        1.6
----------------------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE           36,000      Countrywide Financial Corp. ...............................       2,730,600        1.1
FINANCE
                             75,000      New York Community Bancorp, Inc. ..........................       2,853,750        1.1
                                                                                                        ------------      -----
                                                                                                           5,584,350        2.2
----------------------------------------------------------------------------------------------------------------------------------
WIRELESS                    319,000      +AT&T Wireless Services Inc. ..............................       2,548,810        1.0
TELECOMMUNICATION
SERVICES

                            118,000      +Nextel Communications, Inc. (Class A).....................       3,311,080        1.3
                            516,000      +Sprint Corp. (PCS Group)..................................       2,899,920        1.1
                                                                                                        ------------      -----
                                                                                                           8,759,810        3.4
----------------------------------------------------------------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS (COST--$216,210,937)                        257,493,510      100.2
----------------------------------------------------------------------------------------------------------------------------------

                     BENEFICIAL INTEREST/
                         SHARES HELD                          SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------------------
                           7,417,412         Merrill Lynch Liquidity Series, LLC Money Market               7,417,412        2.9%
                                               Series(a)(b)..........................................
                           2,472,470         Merrill Lynch Premier Institutional Fund(a)(b)..........       2,472,470        1.0
-----------------------------------------------------------------------------------------------------------------------------------
                                             TOTAL SHORT-TERM SECURITIES (COST--$9,889,882)                 9,889,882        3.9
-----------------------------------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENTS (COST--$226,100,819)..................     267,383,392      104.1
                                             LIABILITIES IN EXCESS OF OTHER ASSETS...................     (10,458,437)      (4.1)
                                                                                                         ------------      -----
                                             NET ASSETS..............................................    $256,924,955      100.0%
                                                                                                         ============      =====
-----------------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

++ For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

(a) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

----------------------------------------------------------------------------------------------------
                                                                      NET          INTEREST/DIVIDEND
AFFILIATE                                                          ACTIVITY             INCOME
----------------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II          $  (898,477)          $ 1,732
Merrill Lynch Liquidity Series, LLC Money Market Series           $(4,950,086)          $11,826
Merrill Lynch Premier Institutional Fund                           (8,494,960)          $ 6,888
----------------------------------------------------------------------------------------------------

(b) Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of December 31, 2003                (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE                                                       INTEREST     MATURITY
                                  AMOUNT                          ISSUE                        RATE*         DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--       $ 7,000,000    Canadian Imperial Bank of Commerce+........     1.183%      1/14/2005    $  7,000,000
YANKEE--1.7%
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CERTIFICATES OF DEPOSIT--YANKEE
                                               (COST--$7,000,000)                                                          7,000,000
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--39.0%           6,505,000    CC (USA) Inc. (Centauri)...................     1.11        2/10/2004       6,497,178
                                  5,000,000    Compass Securitization LLC.................     1.10        2/25/2004       4,991,828
                                  2,750,000    Danske Corp. ..............................     1.10        2/17/2004       2,746,172
                                 17,800,000    Den Norske Bank ASA........................     1.10        2/13/2004      17,777,218
                                  8,040,000    Eureka Securitization Inc. ................     1.10        2/10/2004       8,030,332
                                  6,785,000    Fleet Funding Corporation..................     1.10        3/01/2004       6,772,801
                                  8,000,000    HBOS Treasury Services PLC.................     1.10        2/24/2004       7,987,162
                                 10,000,000    ING (U.S.) Funding LLC.....................     1.06        3/29/2004       9,973,790
                                 15,286,000    International Lease Finance Corp. .........     1.06        1/09/2004      15,282,812
                                  5,135,000    Jupiter Securitization Corp. ..............     1.07        2/05/2004       5,129,811
                                  3,175,000    Kitty Hawk Funding Corp. ..................     1.10        3/19/2004       3,167,571
                                  5,000,000    Morgan Stanley.............................     1.08        2/13/2004       4,993,700
                                 11,075,000    PB Finance (Delaware) Inc. ................     1.13        1/16/2004      11,070,177
                                  8,000,000    PB Finance (Delaware) Inc. ................     1.11        3/12/2004       7,982,968
                                 12,698,000    Preferred Receivables Funding Corp. .......     1.08        1/21/2004      12,690,762
                                  1,657,000    Santander Central Hispano Finance
                                                 (Delaware), Inc. ........................     1.09        2/02/2004       1,655,445
                                  5,000,000    Sigma Finance Inc. ........................     1.10        3/01/2004       4,991,010
                                 15,000,000    Westpac Capital Corp. .....................     1.067       1/05/2004      14,998,663
                                 10,000,000    Windmill Funding Corp. ....................     1.08        2/06/2004       9,989,500
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMERCIAL PAPER (COST--$156,729,337)                               156,728,900
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--1.3%             5,000,000    National City Bank of Ohio+................     1.10        2/26/2004       5,000,756
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE NOTES (COST--$5,000,756)                                    5,000,756
------------------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--9.3%          3,000,000    General Electric Life and Annuity Assurance
                                                 Co.+.....................................     1.22       10/01/2004       3,000,000
                                  9,000,000    Jackson National Life Insurance Co.+.......     1.25        5/03/2004       9,000,000
                                  5,000,000    Monumental Life Insurance Company+.........     1.315       8/13/2004       5,000,000
                                 10,500,000    Monumental Life Insurance Company+.........     1.33       11/22/2004      10,500,000
                                  5,000,000    New York Life Insurance Company+...........     1.194       5/28/2004       5,000,000
                                  5,000,000    The Travelers Insurance Company+...........     1.23        3/01/2004       5,000,000
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FUNDING AGREEMENTS
                                               (COST--$37,500,000)                                                        37,500,000
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY                 1,950,000    Fannie Mae.................................     1.50        9/27/2004       1,950,608
NOTES--10.2%
                                  1,950,000    Fannie Mae.................................     1.875       9/15/2005       1,954,612
                                  1,000,000    Fannie Mae.................................     2.50       11/20/2005       1,002,187
                                  1,500,000    Federal Home Loan Bank.....................     3.375       6/15/2004       1,515,027
                                  3,700,000    Federal Home Loan Bank.....................     2.00       11/15/2004       3,723,125
                                  1,500,000    Federal Home Loan Bank.....................     1.875       2/15/2005       1,507,425
                                  1,500,000    Federal Home Loan Bank.....................     4.375       2/15/2005       1,548,912
                                 10,025,000    Federal Home Loan Bank.....................     1.625       4/15/2005      10,048,870
                                  1,600,000    Federal Home Loan Bank.....................     1.42        6/30/2005       1,594,000
                                  1,660,000    Federal Home Loan Bank.....................     2.15       10/14/2005       1,664,150
                                  2,600,000    Freddie Mac................................     3.25        1/15/2004       2,601,883
                                  1,400,000    Freddie Mac................................     3.75        4/15/2004       1,410,504
                                  1,650,000    Freddie Mac................................     1.50       11/30/2004       1,650,688
                                  1,650,000    Freddie Mac................................     3.875       2/15/2005       1,694,819
                                  2,000,000    Freddie Mac................................     4.25        6/15/2005       2,075,998
                                  1,000,000    Freddie Mac................................     2.29       10/28/2005       1,003,601
                                  1,000,000    Freddie Mac................................     2.29       10/28/2005       1,007,221
                                  1,000,000    Freddie Mac................................     2.41       11/04/2005       1,007,212
                                  2,000,000    Student Loan Marketing Association.........     3.375       7/15/2004       2,023,390
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL GOVERNMENT AGENCY NOTE--
                                               (COST--$40,879,257)                                                        40,984,232
------------------------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM NOTES--12.1%          9,000,000    CC (USA) Inc. (Centauri)+..................     1.08        2/20/2004       9,000,000
                                  7,000,000    General Electric Capital Corp.+............     1.23        1/14/2005       7,000,000
                                  1,200,000    Goldman Sachs Group, Inc.+.................     1.40        1/11/2005       1,200,000
                                  2,000,000    Household Finance Corporation+.............     1.171       8/18/2004       2,000,518
                                  1,750,000    Metropolitan Life Insurance Company+.......     1.173       1/14/2005       1,750,000

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of December 31, 2003 (Concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE                                                       INTEREST     MATURITY
                                  AMOUNT                          ISSUE                        RATE*         DATE          VALUE
------------------------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM NOTES               $ 1,550,000    Morgan Stanley Dean Witter & Co.+..........     1.151%      1/26/2005    $  1,550,000
(CONCLUDED)
                                  7,500,000    Morgan Stanley Group, Inc.+................     1.283       1/14/2005       7,500,000
                                  1,700,000    Northern Rock PLC+.........................     1.27        3/18/2004       1,700,000
                                  1,000,000    Northern Rock PLC+.........................     1.25        5/19/2004       1,000,000
                                  2,000,000    Northern Rock PLC+.........................     1.181      12/09/2004       1,999,626
                                  7,000,000    Sigma Finance Corporation+.................     1.08        2/25/2004       7,000,000
                                  7,000,000    Sigma Finance Corporation+.................     1.07        9/22/2004       6,999,489
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL MEDIUM-TERM NOTES (COST--$48,699,243)                                48,699,633
------------------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &           5,700,000    Fannie Mae+................................     1.141       1/14/2004       5,700,000
INSTRUMENTALITY
  OBLIGATIONS--
NON-DISCOUNT--22.1%

                                  9,000,000    Fannie Mae+................................     1.006       5/27/2004       8,998,373
                                 10,000,000    Fannie Mae+................................     1.00       10/28/2004       9,997,534
                                  9,750,000    Fannie Mae+................................     1.05        1/18/2005       9,745,817
                                  9,800,000    Fannie Mae+................................     1.098       3/16/2005       9,798,158
                                    500,000    Fannie Mae.................................     7.00        7/15/2005         540,159
                                  3,400,000    Federal Farm Credit Bank+..................     1.02        2/28/2005       3,399,606
                                  5,000,000    Federal Farm Credit Bank+..................     1.069       2/21/2006       4,997,862
                                  2,600,000    Federal Home Loan Bank+....................     0.975       1/02/2004       2,600,000
                                  8,000,000    Federal Home Loan Bank+....................     1.053       1/06/2004       7,999,967
                                  2,900,000    Federal Home Loan Bank+....................     1.01        8/19/2004       2,899,634
                                  1,400,000    Federal Home Loan Bank+....................     1.42        1/21/2005       1,400,042
                                  9,750,000    Federal Home Loan Bank+....................     1.065       3/30/2005       9,747,368
                                  9,850,000    Student Loan Marketing Association+........     1.121       2/12/2004       9,849,782
                                    900,000    US Treasury Notes..........................     2.125       8/31/2004         906,152
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT, AGENCY &
                                               INSTRUMENTALITY OBLIGATIONS--NON-DISCOUNT
                                               (COST--$88,576,902)                                                        88,580,454
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--4.2%       16,775,000    UBS Warburg Corp. LLC, purchased on
                                                 12/31/2003 to yield 0.99% to
                                                 1/02/2004, repurchase price $16,775,755
                                                 collateralized by FNMA, 0% due 6/01/2017,
                                                 Resolution Funding Strip, 0% due
                                                 7/15/2026 to 4/15/2030, RFCSP Strip
                                                 Principal, 0% due 7/15/2020 to 4/15/2030
                                                 and Tennessee Valley Authority, 4.70% due
                                                 4/15/2033................................                                16,775,000
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL REPURCHASE AGREEMENT
                                               (COST--$16,775,000)                                                        16,775,000
------------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$401,160,495)--99.9%................                               401,268,975
                                               OTHER ASSETS LESS LIABILITIES--0.1%........                                   469,355
                                                                                                                        ------------
                                               NET ASSETS--100.0%.........................                              $401,738,330
                                                                                                                        ============
------------------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain U.S. Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio. Other securities bear interest at the rates shown payable at fixed rates or upon maturity. Interest rates on variable securities are adjusted periodically based upon appropriate indexes. The interest rates shown are the rates in effect at December 31, 2003.

+ Variable rate notes.

See Notes to Financial Statements.

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

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Assets and Liabilities as of December 31, 2003
--------------------------------------------------------------------------------

                                                                   BALANCED
                                                                   CAPITAL         CORE BOND
                                                                   STRATEGY         STRATEGY
                                                                  PORTFOLIO        PORTFOLIO
----------------------------------------------------------------------------------------------
ASSETS:
Investments, at value*+++...................................    $1,055,350,952    $156,342,328
Unrealized appreciation on swaps............................             8,078          10,630
Cash........................................................            23,797          33,111
Foreign cash++++............................................               624              --
Receivable for securities sold..............................           754,702         173,057
Interest receivable.........................................         2,609,116       1,326,558
Dividends receivable........................................           807,981           3,011
Receivable for paydowns.....................................                --              --
Receivable for capital shares sold..........................                --           3,447
Receivable for variation margin.............................            32,968              --
Receivable for securities lending--net......................             5,833              --
Receivable for swaps........................................           468,348         290,195
Swaps premium paid..........................................            72,151              --
Prepaid expenses and other assets...........................             6,252           1,044
                                                                --------------    ------------
  Total assets..............................................     1,060,140,802     158,183,381
                                                                --------------    ------------
LIABILITIES:
Collateral on securities loaned, at value...................        55,185,450              --
Unrealized depreciation on swaps............................             2,088           9,846
Call options written, at value++............................                --              --
Unrealized depreciation on forward foreign exchange
  contracts.................................................            65,048          28,464
Payable for securities purchased............................        42,060,455      21,131,296
Payable for custodian bank..................................                --              --
Payable for capital shares redeemed.........................           205,859         235,437
Payable for variation margin................................                --           7,187
Payable for forward foreign exchange contracts..............                --              --
Payable for swaps...........................................                --              --
Payable to investment adviser...............................            43,733           6,288
Payable for other affiliates................................            10,170           2,303
Deferred foreign capital gain tax...........................                --              --
Accrued expenses and other liabilities......................            48,687          64,071
                                                                --------------    ------------
  Total liabilities.........................................        97,621,490      21,484,892
                                                                --------------    ------------
NET ASSETS..................................................    $  962,519,312    $136,698,489
                                                                ==============    ============
NET ASSETS CONSIST OF:
Common Stock, $.10 par value+...............................    $    7,332,618    $  1,152,187
Paid-in capital in excess of par............................     1,067,238,846     131,970,561
                                                                --------------    ------------
Undistributed (accumulated) investment (loss) income--net...          (211,691)        905,864
Undistributed (accumulated) realized capital gains (losses)
  on investments and foreign currency transactions--net.....      (161,172,306)        137,113
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................        49,331,845       2,532,764
                                                                --------------    ------------
Total accumulated earnings (losses)--net....................      (112,052,152)      3,575,741
                                                                --------------    ------------
NET ASSETS..................................................    $  962,519,312    $136,698,489
                                                                ==============    ============
Capital shares outstanding..................................        73,326,176      11,521,871
                                                                ==============    ============
Net asset value, offering and redemption price per share....    $        13.13    $      11.86
                                                                ==============    ============
*Identified cost............................................    $1,006,068,190    $153,715,343
                                                                ==============    ============
+Authorized shares..........................................       300,000,000     100,000,000
                                                                ==============    ============
++ Premiums received........................................                --              --
                                                                ==============    ============
+++Securities loaned........................................    $   52,756,731              --
                                                                ==============    ============
++++Cost....................................................    $          641              --
                                                                ==============    ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     FUNDAMENTAL       GLOBAL                     INTERMEDIATE
       GROWTH        ALLOCATION        HIGH        GOVERNMENT      LARGE CAP         MONEY
      STRATEGY        STRATEGY        YIELD           BOND       CORE STRATEGY      RESERVE
      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------
    $ 331,290,032   $198,161,584   $103,317,292   $221,051,801   $267,383,392    $  401,268,975
               --             --             --         12,648             --                --
               --         71,079         43,125      3,192,523             --            35,908
               --        909,634             --             --             --                --
          293,041      7,672,280             --             --        444,684                --
            9,043        977,214      1,755,256        864,956            256           461,626
          267,887        227,515         45,531             --        141,413                --
               --             --          8,839        131,983             --                --
            3,405        110,908             --        146,906          3,395            47,988
               --          3,610             --             --             --                --
            2,715             --             --            184          1,464                --
               --             --             --        342,161             --                --
               --             --             --             --             --                --
            1,862          1,027         71,662          1,646          1,495             4,087
    -------------   ------------   ------------   ------------   ------------    --------------
      331,867,985    208,134,851    105,241,705    225,744,808    267,976,099       401,818,584
    -------------   ------------   ------------   ------------   ------------    --------------
       20,183,150        185,500             --             --      9,889,882                --
               --             --             --        205,457             --                --
               --        146,690             --         14,918             --                --
               --        208,788             --             --             --                --
        2,960,385        134,794             --     21,525,015        217,731                --
               --             --             --             --        541,995                --
          443,397            500         16,762        471,763        370,706            39,383
               --             --             --             --             --                --
               --         22,944             --             --             --                --
               --             --             --             --             --                --
           14,001          8,376          4,815          9,322         11,696            14,741
            3,796          2,760          1,787          3,183          3,380             5,504
               --        411,142             --             --             --                --
           18,211         74,832         12,341         20,026         15,754            20,626
    -------------   ------------   ------------   ------------   ------------    --------------
       23,622,940      1,196,326         35,705     22,249,684     11,051,144            80,254
    -------------   ------------   ------------   ------------   ------------    --------------
    $ 308,245,045   $206,938,525   $105,206,000   $203,495,124   $256,924,955    $  401,738,330
    =============   ============   ============   ============   ============    ==============
    $   1,547,262   $  1,493,853   $  1,789,389   $  1,791,087   $  1,402,867    $   40,162,985
      445,679,563    202,767,280    141,394,730    200,570,633    282,317,906       361,466,865
    -------------   ------------   ------------   ------------   ------------    --------------
          (12,508)    (1,363,692)       736,290        215,734        (26,176)               --
     (184,718,873)   (24,544,776)   (40,403,830)       226,013    (68,052,215)               --
       45,749,601     28,585,860      1,689,421        691,657     41,282,573           108,480
    -------------   ------------   ------------   ------------   ------------    --------------
     (138,981,780)     2,677,392    (37,978,119)     1,133,404    (26,795,818)          108,480
    -------------   ------------   ------------   ------------   ------------    --------------
    $ 308,245,045   $206,938,525   $105,206,000   $203,495,124   $256,924,955    $  401,738,330
    =============   ============   ============   ============   ============    ==============
       15,472,618     14,938,530     17,893,888     17,910,875     14,028,668       401,629,850
    =============   ============   ============   ============   ============    ==============
    $       19.92   $      13.85   $       5.88   $      11.36   $      18.31    $         1.00
    =============   ============   ============   ============   ============    ==============
    $ 285,540,422   $169,377,878   $101,627,871   $220,169,620   $226,100,819    $  401,160,495
    =============   ============   ============   ============   ============    ==============
      100,000,000    100,000,000    100,000,000    100,000,000    100,000,000     2,000,000,000
    =============   ============   ============   ============   ============    ==============
               --   $    104,444             --   $     17,170             --                --
    =============   ============   ============   ============   ============    ==============
    $  19,868,768   $    181,300             --             --   $  9,315,856                --
    =============   ============   ============   ============   ============    ==============
               --   $    897,910             --             --             --                --
    =============   ============   ============   ============   ============    ==============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Operations for the Year Ended December 31, 2003
--------------------------------------------------------------------------------

                                                                  BALANCED         CORE
                                                                  CAPITAL          BOND
                                                                  STRATEGY       STRATEGY
                                                                 PORTFOLIO       PORTFOLIO
-------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest....................................................    $ 13,177,260    $ 5,896,430
Dividends*..................................................      10,375,937          3,011
Securities lending--net.....................................         154,387          2,582
Other income................................................              --             --
                                                                ------------    -----------
  Total income..............................................      23,707,584      5,902,023
                                                                ------------    -----------
EXPENSES:
Investment advisory fees....................................       3,007,531        485,319
Accounting services.........................................         300,123         48,828
Professional fees...........................................          83,785         25,906
Custodian fees..............................................          53,755         29,169
Printing and shareholder reports............................          54,640          9,009
Directors' fees and expenses................................          38,204          6,600
Pricing services............................................          36,671         31,417
Transfer agent fees.........................................           5,000          5,000
Interest expense............................................              --             --
Other.......................................................          36,316         19,806
                                                                ------------    -----------
Total expenses before waiver................................       3,616,025        661,054
Waiver of expenses..........................................              --             --
                                                                ------------    -----------
Total expenses after waiver.................................       3,616,025        661,054
                                                                ------------    -----------
Investment income--net......................................      20,091,559      5,240,969
                                                                ------------    -----------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) on investments--net....................     (22,291,337)     4,462,323
Realized gain (loss) on foreign currency
  transactions--net.........................................           4,952         (7,600)
Increase from payments by affiliates for realized losses on
  the disposal of investments related to a revised capital
  share transaction.........................................              --             --
Change in unrealized appreciation/depreciation on
  investments--net..........................................     176,672,607     (2,561,058)
Change in unrealized appreciation/depreciation on foreign
  currency transactions--net................................         (68,648)       (28,253)
                                                                ------------    -----------
Total realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................     154,317,574      1,865,412
                                                                ------------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $174,409,133    $ 7,106,381
                                                                ============    ===========
*Net of foreign withholding tax.............................    $    118,701             --
                                                                ============    ===========
**Net of $411,142 deferred foreign capital gain tax.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    FUNDAMENTAL      GLOBAL                    INTERMEDIATE
       GROWTH      ALLOCATION       HIGH        GOVERNMENT      LARGE CAP       MONEY
      STRATEGY      STRATEGY        YIELD          BOND       CORE STRATEGY    RESERVE
     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO     PORTFOLIO
----------------------------------------------------------------------------------------
    $    126,267   $ 2,799,925   $ 7,623,261   $ 8,551,354     $     1,732    $5,705,840
       2,214,951     1,752,202            --            --       2,076,626            --
          27,934         1,580            --        11,724          18,714            --
              --            --        29,288            --              --            --
    ------------   -----------   -----------   -----------     -----------    ----------
       2,369,152     4,553,707     7,652,549     8,563,078       2,097,072     5,705,840
    ------------   -----------   -----------   -----------     -----------    ----------
         926,047       524,847       315,992       757,775         749,023     1,485,193
          91,791        52,094        30,957        76,612          74,113       150,465
          30,988        31,340        18,161        27,352          26,940        49,566
          23,341        81,847        12,467        35,348          30,961        22,146
          16,413         9,107         5,775        14,335          13,212        27,498
          11,844         6,562         4,076        10,353           9,476        19,882
           5,205        15,331        19,381        16,449             878         2,657
           5,000         5,000         5,000         5,000           5,000         5,000
              --            --            --           224              --            --
          14,655        15,240         7,487        18,287          11,163        12,378
    ------------   -----------   -----------   -----------     -----------    ----------
       1,125,284       741,368       419,296       961,735         920,766     1,774,785
              --       (10,589)           --            --              --            --
    ------------   -----------   -----------   -----------     -----------    ----------
       1,125,284       730,779       419,296       961,735         920,766     1,774,785
    ------------   -----------   -----------   -----------     -----------    ----------
       1,243,868     3,822,928     7,233,253     7,601,343       1,176,306     3,931,055
    ------------   -----------   -----------   -----------     -----------    ----------
     (30,049,499)    2,499,057    (7,486,521)    4,726,085      17,557,996        19,805
         (13,188)    1,314,090            --            --              --            --
              --            --        88,958            --              --            --
      99,908,908    41,765,833**  20,966,855    (7,317,104)     45,600,292      (130,279)
              (9)      (73,191)           --            33              --            --
    ------------   -----------   -----------   -----------     -----------    ----------
      69,846,212    45,510,440    13,569,292    (2,590,986)     63,158,288      (110,474)
    ------------   -----------   -----------   -----------     -----------    ----------
    $ 71,090,080   $49,333,368   $20,802,545   $ 5,010,357     $64,334,594    $3,820,581
    ============   ===========   ===========   ===========     ===========    ==========
    $      6,562   $    93,142            --            --              --            --
    ============   ===========   ===========   ===========     ===========    ==========

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MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                         BALANCED                            CORE BOND
                                                                CAPITAL STRATEGY PORTFOLIO               STRATEGY PORTFOLIO
                                                             --------------------------------      ------------------------------
                                                                    FOR THE YEAR ENDED                   FOR THE YEAR ENDED
                                                                       DECEMBER 31,                         DECEMBER 31,
                                                             --------------------------------      ------------------------------
INCREASE (DECREASE) IN NET ASSETS:                               2003               2002               2003              2002
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net.................................      $ 20,091,559      $   28,636,193      $  5,240,969      $  6,554,332
Realized gain (loss) on investments and foreign
  currency transactions--net...........................       (22,286,385)        (80,024,142)        4,454,723         1,266,297
Change in unrealized appreciation/depreciation on
  investments--net.....................................       176,672,607         (86,996,174)       (2,561,058)        5,258,960
Change in unrealized appreciation/depreciation on
  foreign currency transactions--net...................           (68,648)             35,678           (28,253)               --
                                                             ------------      --------------      ------------      ------------
Net increase (decrease) in net assets resulting from
  operations...........................................       174,409,133        (138,348,445)        7,106,381        13,079,589
                                                             ------------      --------------      ------------      ------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net.................................       (21,275,068)        (28,774,932)       (5,527,626)       (6,635,686)
Realized gain on investments--net......................                --                  --        (1,733,302)               --
                                                             ------------      --------------      ------------      ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders........................       (21,275,068)        (28,774,932)       (7,260,928)       (6,635,686)
                                                             ------------      --------------      ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from
  capital share transactions...........................       (71,372,317)        (98,914,005)       (8,647,005)        8,954,416
                                                             ------------      --------------      ------------      ------------
NET ASSETS:
Total increase (decrease) in net assets................        81,761,748        (266,037,382)       (8,801,552)       15,398,319
Beginning of year......................................       880,757,564       1,146,794,946       145,500,041       130,101,722
                                                             ------------      --------------      ------------      ------------
End of year*...........................................      $962,519,312      $  880,757,564      $136,698,489      $145,500,041
                                                             ============      ==============      ============      ============
* Undistributed (accumulated) investment income
  (loss)--net..........................................      $   (211,691)     $      (59,651)     $    905,864      $    627,632
                                                             ============      ==============      ============      ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          FUNDAMENTAL GROWTH               GLOBAL ALLOCATION                HIGH YIELD              INTERMEDIATE GOVERNMENT
          STRATEGY PORTFOLIO              STRATEGY PORTFOLIO                 PORTFOLIO                  BOND PORTFOLIO
    -------------------------------   ---------------------------   ---------------------------   ---------------------------
          FOR THE YEAR ENDED              FOR THE YEAR ENDED            FOR THE YEAR ENDED            FOR THE YEAR ENDED
             DECEMBER 31,                    DECEMBER 31,                  DECEMBER 31,                  DECEMBER 31,
    -------------------------------   ---------------------------   ---------------------------   ---------------------------
         2003             2002            2003           2002           2003           2002           2003           2002
-----------------------------------------------------------------------------------------------------------------------------
    $     1,243,868   $   1,299,450   $  3,822,928   $  4,528,073   $  7,233,253   $  7,470,024   $  7,601,343   $ 10,200,793
        (30,062,687)    (68,128,223)     3,817,798    (11,558,406)    (7,397,563)   (12,054,688)     4,726,085      5,608,564
         99,908,908     (49,298,010)    41,765,833     (5,203,032)    20,966,855      3,540,622     (7,317,104)     5,272,637
                 (9)            721        (73,191)      (704,341)            --             --             33             --
    ---------------   -------------   ------------   ------------   ------------   ------------   ------------   ------------
         71,090,080    (116,126,062)    49,333,368    (12,937,706)    20,802,545     (1,044,042)     5,010,357     21,081,994
    ---------------   -------------   ------------   ------------   ------------   ------------   ------------   ------------
         (1,230,011)     (1,299,524)    (5,972,495)    (5,751,926)    (7,274,168)    (7,729,182)    (7,714,886)   (10,242,529)
                 --              --             --             --             --             --     (3,139,042)            --
    ---------------   -------------   ------------   ------------   ------------   ------------   ------------   ------------
         (1,230,011)     (1,299,524)    (5,972,495)    (5,751,926)    (7,274,168)    (7,729,182)   (10,853,928)   (10,242,529)
    ---------------   -------------   ------------   ------------   ------------   ------------   ------------   ------------
        (24,671,141)    (36,876,002)    25,700,301    (10,008,238)     5,490,032     18,155,291    (30,469,161)     3,310,570
    ---------------   -------------   ------------   ------------   ------------   ------------   ------------   ------------
         45,188,928    (154,301,588)    69,061,174    (28,697,870)    19,018,409      9,382,067    (36,312,732)    14,150,035
        263,056,117     417,357,705    137,877,351    166,575,221     86,187,591     76,805,524    239,807,856    225,657,821
    ---------------   -------------   ------------   ------------   ------------   ------------   ------------   ------------
    $   308,245,045   $ 263,056,117   $206,938,525   $137,877,351   $105,206,000   $ 86,187,591   $203,495,124   $239,807,856
    ===============   =============   ============   ============   ============   ============   ============   ============
    $       (12,508)  $     (13,177)  $ (1,363,692)  $   (523,268)  $    736,290   $    624,786   $    215,734   $    897,373
    ===============   =============   ============   ============   ============   ============   ============   ============


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

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets (concluded)
--------------------------------------------------------------------------------

                                                                       LARGE CAP CORE                          MONEY
                                                                     STRATEGY PORTFOLIO                  RESERVE PORTFOLIO
                                                               ------------------------------      ------------------------------
                                                                     FOR THE YEAR ENDED                  FOR THE YEAR ENDED
                                                                        DECEMBER 31,                        DECEMBER 31,
                                                               ------------------------------      ------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                 2003              2002              2003              2002
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net...................................      $  1,176,306      $  1,982,540      $  3,931,055      $  8,166,947
Realized gain (loss) on investments and foreign currency
  transactions--net......................................        17,557,996       (26,021,718)           19,805            18,377
Change in unrealized appreciation/depreciation on
  investments--net.......................................        45,600,292       (25,844,549)         (130,279)         (504,716)
Change in unrealized depreciation on foreign currency
  transactions--net......................................                --               121                --                --
                                                               ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting from
  operations.............................................        64,334,594       (49,883,606)        3,820,581         7,680,608
                                                               ------------      ------------      ------------      ------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net...................................        (1,175,000)       (2,010,012)       (3,931,055)       (8,166,947)
Realized gain on investments--net........................                --                --           (19,805)          (18,377)
                                                               ------------      ------------      ------------      ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders..........................        (1,175,000)       (2,010,012)       (3,950,860)       (8,185,324)
                                                               ------------      ------------      ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions...........................................       (12,594,903)      (29,040,607)      (64,117,033)      (43,496,095)
                                                               ------------      ------------      ------------      ------------
NET ASSETS:
Total increase (decrease) in net assets..................        50,564,691       (80,934,225)      (64,247,312)      (44,000,811)
Beginning of year........................................       206,360,264       287,294,489       465,985,642       509,986,453
                                                               ------------      ------------      ------------      ------------
End of year*.............................................      $256,924,955      $206,360,264      $401,738,330      $465,985,642
                                                               ============      ============      ============      ============
* Undistributed (accumulated) investment income
  (loss)--net............................................      $    (26,176)     $    (27,472)               --                --
                                                               ============      ============      ============      ============

See Notes to Financial Statements.


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

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights
--------------------------------------------------------------------------------

                                                                            BALANCED CAPITAL STRATEGY PORTFOLIO
                                                           ----------------------------------------------------------------------
                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                           ----------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                      2003          2002           2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...................      $  11.07      $  13.14      $    14.44      $    18.19      $    18.17
                                                           --------      --------      ----------      ----------      ----------
Investment income--net...............................           .27*          .35*            .35*            .43*            .35*
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net.............          2.09         (2.05)          (1.33)          (1.31)           2.99
                                                           --------      --------      ----------      ----------      ----------
Total from investment operations.....................          2.36         (1.70)           (.98)           (.88)           3.34
                                                           --------      --------      ----------      ----------      ----------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net...............................          (.30)         (.37)           (.32)           (.43)           (.70)
In excess of investment income--net..................            --            --              --            (.16)           (.06)
Realized gain on investments--net....................            --            --              --           (2.04)          (2.56)
In excess of realized gain on investments--net.......            --            --              --            (.24)             --
                                                           --------      --------      ----------      ----------      ----------
Total dividends and distributions....................          (.30)         (.37)           (.32)          (2.87)          (3.32)
                                                           --------      --------      ----------      ----------      ----------
Net asset value, end of year.........................      $  13.13      $  11.07      $    13.14      $    14.44      $    18.19
                                                           ========      ========      ==========      ==========      ==========
TOTAL INVESTMENT RETURN:+
Based on net asset value per share...................        21.29%       (12.89%)         (6.76%)         (4.92%)         20.21%
                                                           ========      ========      ==========      ==========      ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding reorganization costs.............          .40%          .40%            .40%            .38%            .39%
                                                           ========      ========      ==========      ==========      ==========
Expenses.............................................          .40%          .40%            .40%            .38%            .39%
                                                           ========      ========      ==========      ==========      ==========
Investment income--net...............................         2.24%         2.81%           2.57%           2.39%           2.00%
                                                           ========      ========      ==========      ==========      ==========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...............      $962,519      $880,758      $1,146,795      $1,246,623      $1,442,018
                                                           ========      ========      ==========      ==========      ==========
Portfolio turnover...................................       104.78%        35.46%         154.91%         103.15%         106.04%
                                                           ========      ========      ==========      ==========      ==========

 * Based on average shares outstanding.
 + Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                CORE BOND STRATEGY PORTFOLIO                      FUNDAMENTAL GROWTH STRATEGY PORTFOLIO
    ----------------------------------------------------   ----------------------------------------------------
              FOR THE YEAR ENDED DECEMBER 31,                        FOR THE YEAR ENDED DECEMBER 31,
    ----------------------------------------------------   ----------------------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
---------------------------------------------------------------------------------------------------------------
    $  11.89   $  11.35   $  11.13   $  10.83   $  11.91   $  15.53   $  21.82   $  27.03   $  38.03   $  36.70
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
         .43*       .55*       .62*       .75*       .74*       .08*       .07*       .12*       .19        .31
         .14        .54        .23        .24      (1.02)      4.39      (6.28)     (5.20)     (2.49)     12.06
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
         .57       1.09        .85        .99       (.28)      4.47      (6.21)     (5.08)     (2.30)     12.37
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
        (.45)      (.55)      (.63)      (.69)      (.80)      (.08)      (.08)      (.13)      (.19)      (.49)
          --         --         --         --         --         --         --         --         --         --
        (.15)        --         --         --         --         --         --         --      (8.46)    (10.55)
          --         --         --         --         --         --         --         --       (.05)        --
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
        (.60)      (.55)      (.63)      (.69)      (.80)      (.08)      (.08)      (.13)     (8.70)    (11.04)
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
    $  11.86   $  11.89   $  11.35   $  11.13   $  10.83   $  19.92   $  15.53   $  21.82   $  27.03   $  38.03
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
       4.95%      9.95%      7.83%      9.57%     (2.35%)    28.78%    (28.47%)   (18.81%)    (6.38%)    38.99%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
        .46%       .43%       .44%       .41%       .39%       .41%       .41%       .40%       .38%       .37%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
        .46%       .43%       .44%       .41%       .39%       .41%       .41%       .40%       .38%       .37%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
       3.62%      4.73%      5.42%      6.94%      6.54%       .45%       .38%       .52%       .48%       .86%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
    $136,698   $145,500   $130,102   $118,088   $120,007   $308,245   $263,056   $417,358   $582,265   $623,403
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
     272.48%    269.83%    283.16%    109.60%    110.90%    103.59%     98.84%    116.05%    105.19%     90.44%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                               GLOBAL ALLOCATION STRATEGY PORTFOLIO
                                                                 ----------------------------------------------------------------
                                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                            2003          2002          2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................      $  10.55      $  11.97      $  13.33      $  17.17      $  16.00
                                                                 --------      --------      --------      --------      --------
Investment income--net*....................................           .29           .34           .34           .38           .30
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net.......................          3.42         (1.30)        (1.46)        (1.99)         3.02
                                                                 --------      --------      --------      --------      --------
Total from investment operations...........................          3.71          (.96)        (1.12)        (1.61)         3.32
                                                                 --------      --------      --------      --------      --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net.....................................          (.41)         (.46)         (.24)         (.40)         (.32)
In excess of investment income--net........................            --            --            --          (.01)         (.21)
Realized gain on investments--net..........................            --            --            --         (1.23)        (1.62)
In excess of realized gain on investments--net.............            --            --            --          (.59)           --
                                                                 --------      --------      --------      --------      --------
Total dividends and distributions..........................          (.41)         (.46)         (.24)        (2.23)        (2.15)
                                                                 --------      --------      --------      --------      --------
Net asset value, end of year...............................      $  13.85      $  10.55      $  11.97      $  13.33      $  17.17
                                                                 ========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN:+
Based on net asset value per share.........................        35.54%        (8.01%)       (8.43%)       (9.42%)       21.36%
                                                                 ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver....................................          .47%          .48%          .45%          .46%          .42%
                                                                 ========      ========      ========      ========      ========
Expenses...................................................          .47%          .48%          .45%          .46%          .42%
                                                                 ========      ========      ========      ========      ========
Investment income--net.....................................         2.44%         2.99%         2.75%         2.31%         1.84%
                                                                 ========      ========      ========      ========      ========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................      $206,939      $137,877      $166,575      $200,858      $241,699
                                                                 ========      ========      ========      ========      ========
Portfolio turnover.........................................        47.25%        53.57%       110.57%       121.89%       106.83%
                                                                 ========      ========      ========      ========      ========

* Based on average shares outstanding.
+ Total investment returns exclude insurance-related fees and expenses.
++ Merrill Lynch Life Insurance Company (an indirect, wholly-owned subsidiary of
   Merrill Lynch & Co., Inc.) fully reimbursed the Portfolio for a loss on a security transaction related to a revised capital share transaction, which had no impact on total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  HIGH YIELD PORTFOLIO                        INTERMEDIATE GOVERNMENT BOND PORTFOLIO
    ------------------------------------------------   ----------------------------------------------------
            FOR THE YEAR ENDED DECEMBER 31,                      FOR THE YEAR ENDED DECEMBER 31,
    ------------------------------------------------   ----------------------------------------------------
      2003      2002      2001      2000      1999       2003       2002       2001       2000       1999
-----------------------------------------------------------------------------------------------------------
    $   5.12   $  5.85   $  6.40   $  7.45   $  7.90   $  11.67   $  11.12   $  10.99   $  10.45   $  11.32
    --------   -------   -------   -------   -------   --------   --------   --------   --------   --------
         .43       .50       .68       .74       .77        .39        .51        .60        .68        .67
         .76      (.71)     (.56)    (1.10)     (.35)      (.13)       .49        .14        .49       (.81)
    --------   -------   -------   -------   -------   --------   --------   --------   --------   --------
        1.19      (.21)      .12      (.36)      .42        .26       1.00        .74       1.17       (.14)
    --------   -------   -------   -------   -------   --------   --------   --------   --------   --------
        (.43)     (.52)     (.67)     (.69)     (.85)      (.39)      (.45)      (.61)      (.63)      (.73)
          --        --        --        --      (.02)        --         --         --         --         --
          --        --        --        --        --       (.18)        --         --         --         --
          --        --        --        --        --         --         --         --         --         --
    --------   -------   -------   -------   -------   --------   --------   --------   --------   --------
        (.43)     (.52)     (.67)     (.69)     (.87)      (.57)      (.45)      (.61)      (.63)      (.73)
    --------   -------   -------   -------   -------   --------   --------   --------   --------   --------
    $   5.88   $  5.12   $  5.85   $  6.40   $  7.45   $  11.36   $  11.67   $  11.12   $  10.99   $  10.45
    ========   =======   =======   =======   =======   ========   ========   ========   ========   ========
      24.40%++  (3.47%)    1.70%    (5.14%)    5.85%      2.26%      9.81%      6.94%     11.64%     (1.25%)
    ========   =======   =======   =======   =======   ========   ========   ========   ========   ========
        .44%      .47%      .46%      .42%      .39%       .43%       .42%       .42%       .39%       .38%
    ========   =======   =======   =======   =======   ========   ========   ========   ========   ========
        .44%      .47%      .46%      .42%      .39%       .43%       .42%       .42%       .39%       .38%
    ========   =======   =======   =======   =======   ========   ========   ========   ========   ========
       7.68%     9.33%    10.71%    10.44%     9.98%      3.36%      4.49%      5.42%      6.47%      6.15%
    ========   =======   =======   =======   =======   ========   ========   ========   ========   ========
    $105,206   $86,188   $76,806   $89,488   $99,217   $203,495   $239,808   $225,658   $215,669   $215,964
    ========   =======   =======   =======   =======   ========   ========   ========   ========   ========
     148.84%    90.83%    77.79%    57.39%    57.86%    236.86%    219.81%    125.46%    105.38%    206.20%
    ========   =======   =======   =======   =======   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                LARGE CAP CORE STRATEGY PORTFOLIO
                                                                 ----------------------------------------------------------------
                                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                            2003          2002          2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................      $  13.88      $  17.25      $  19.34      $  29.43      $  27.03
                                                                 --------      --------      --------      --------      --------
Investment income--net.....................................           .08*          .13*          .17*          .36*          .18*
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net.......................          4.43         (3.36)        (2.10)        (3.17)         7.56
                                                                 --------      --------      --------      --------      --------
Total from investment operations...........................          4.51         (3.23)        (1.93)        (2.81)         7.74
                                                                 --------      --------      --------      --------      --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net.....................................          (.08)         (.14)         (.16)         (.38)         (.41)
In excess of investment income--net........................            --            --            --          (.11)         (.02)
Realized gain on investments--net..........................            --            --            --         (5.65)        (4.91)
In excess of realized gain on investments--net.............            --            --            --         (1.14)           --
                                                                 --------      --------      --------      --------      --------
Total dividends and distributions..........................          (.08)         (.14)         (.16)        (7.28)        (5.34)
                                                                 --------      --------      --------      --------      --------
Net asset value, end of year...............................      $  18.31      $  13.88      $  17.25      $  19.34      $  29.43
                                                                 ========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN:+
Based on net asset value per share.........................        32.52%       (18.74%)       (9.97%)       (9.87%)       31.63%
                                                                 ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................          .41%          .43%          .42%          .39%          .37%
                                                                 ========      ========      ========      ========      ========
Investment income--net.....................................          .53%          .80%          .96%         1.26%          .68%
                                                                 ========      ========      ========      ========      ========
Investment income and realized gain on investments--net....            --            --            --            --            --
                                                                 ========      ========      ========      ========      ========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................      $256,925      $206,360      $287,294      $356,539      $430,380
                                                                 ========      ========      ========      ========      ========
Portfolio turnover.........................................       127.19%       124.16%       178.95%       103.85%        81.60%
                                                                 ========      ========      ========      ========      ========

* Based on average shares outstanding.
+ Total investment returns exclude insurance-related fees and expenses. ++ Amount is less than $.01 per share.
++++ Amount is less than $(.01) per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        MONEY RESERVE PORTFOLIO
    ----------------------------------------------------------------
                    FOR THE YEAR ENDED DECEMBER 31,
    ----------------------------------------------------------------
      2003          2002          2001          2000          1999
--------------------------------------------------------------------
    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
    --------      --------      --------      --------      --------
         .01           .02           .04           .06           .05
          --++          --++          --++          --++          --++
    --------      --------      --------      --------      --------
         .01           .02           .04           .06           .05
    --------      --------      --------      --------      --------
        (.01)         (.02)         (.04)         (.06)         (.05)
          --            --            --            --            --
          --++++        --++++        --++++        --++++        --++++
          --            --            --            --            --
    --------      --------      --------      --------      --------
        (.01)         (.02)         (.04)         (.06)         (.05)
    --------      --------      --------      --------      --------
    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
    ========      ========      ========      ========      ========
        .89%         1.68%         4.15%         6.19%         5.01%
    ========      ========      ========      ========      ========
        .40%          .39%          .38%          .37%          .37%
    ========      ========      ========      ========      ========
          --            --            --            --            --
    ========      ========      ========      ========      ========
        .89%         1.67%         4.08%         6.11%         4.91%
    ========      ========      ========      ========      ========
    $401,738      $465,986      $509,986      $504,076      $567,363
    ========      ========      ========      ========      ========
          --            --            --            --            --
    ========      ========      ========      ========      ========

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, with the exceptions of Balanced Capital Strategy Portfolio and Global Allocation Strategy Portfolio, which are classified as non-diversified. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers its shares to Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and Monarch Life Insurance Company ("Monarch") (an insurance company not affiliated with ML & Co.) for their separate accounts to fund benefits under certain variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--For the Money Reserve Portfolio, investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

Balanced Capital Strategy, Core Bond Strategy, Fundamental Growth Strategy, Global Allocation Strategy, High Yield, Intermediate Government Bond and Large Cap Core Strategy: Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued a fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of market on which such securities trade) and the close of business on the New York Stock Exchange ("NYSE"). If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Portfolios' shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolios' net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Repurchase agreements--Certain Portfolios invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Portfolio may be delayed or limited.

(c) Reverse repurchase agreements--Certain Portfolios may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio sells securities to the counterparty and agrees to repurchase them at a mutually agreed upon date and price, and may exchange their respective commitments to pay or receive interest. If the counterparty defaults on its obligation, the Portfolio's ability to receive interest will be delayed or limited. Furthermore, if the Portfolio does not have sufficient income to pay its obligation under the reverse repurchase agreement, the Portfolio would be in default and the counterparty would be able to terminate the repurchase agreement.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Derivative financial instruments--Certain Portfolios may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Foreign currency options and futures--Certain Portfolios may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

- Forward foreign exchange contracts--Balanced Capital Strategy, Global Allocation Strategy and Large Cap Core Strategy may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--Certain Portfolios may write and purchase call and put options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

- Financial futures contracts--Certain Portfolios may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Swaps--Certain Portfolios may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(h) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(i) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(j) Security lending--Certain Portfolios may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Portfolio may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administra-

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

tive and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(k) Expenses--Certain expenses have been allocated to the individual Portfolios in the Fund on a pro rata basis based on the respective aggregate net asset value of each Portfolio included in the Fund.

(l) Custodian bank--Large Cap Core Strategy recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

(m) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences have been reclassified as follows:

Balanced Capital Strategy Portfolio:
$1,031,469 has been reclassified between accumulated net realized capital losses and accumulated net investment loss.

Core Bond Strategy Portfolio:
$564,889 has been reclassified between undistributed capital gains and undistributed net investment income.

Fundamental Growth Strategy Portfolio:
$13,188 has been reclassified between accumulated net investment loss and accumulated net realized losses.

Global Allocation Strategy Portfolio:
$1,309,143 has been reclassified between accumulated net realized capital losses and accumulated net investment loss.

High Yield Portfolio:
$152,419 has been reclassified between accumulated net realized capital losses and undistributed net investment income.

Intermediate Government Bond Portfolio:
$568,096 has been reclassified between undistributed net investment income and undistributed capital gains.

Large Cap Core Strategy Portfolio:
There were no significant reclassifications in the current year.

These reclassifications have no effect on net assets or net asset values per share.

Money Reserve Portfolio:

There were no significant reclassifications in the current year.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. MLIM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate average daily value of the eight combined Portfolios' net assets at the following annual rates:

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

..50% of the Fund's average daily net assets not exceeding $250 million, .45% of the next $50 million, .40% of the next $100 million, .35% of the next $400 million, and .30% of average daily net assets in excess of $800 million. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

MLIM, Merrill Lynch Life Agency, Inc. and Monarch entered into an agreement that provided that Monarch will reimburse the Fund's expenses with respect to each Portfolio, to the extent that these expenses exceed .50% of the Portfolio's average daily net assets. For the year ended December 31, 2003, MLIM earned fees of $524,847 and waived $10,589 relating to the Global Allocation Strategy Portfolio.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund and Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

As of December 31, 2003, the following Portfolios lent securities to MLPF&S:

----------------------------------------------------------------------------------
                                                                AMOUNT OF LOANED
PORTFOLIOS                                                    PORTFOLIO SECURITIES
----------------------------------------------------------------------------------
Balanced Capital Strategy Portfolio.........................       $8,652,144
Fundamental Growth Strategy Portfolio.......................       $2,379,902
Large Cap Core Portfolio....................................       $1,094,852
----------------------------------------------------------------------------------

For the year ended December 31, 2003, MLIM, LLC received securities lending agent fees from the following Portfolios:

--------------------------------------------------------------------------------
                                                              SECURITIES LENDING
PORTFOLIOS                                                        AGENT FEES
--------------------------------------------------------------------------------
Balanced Capital Strategy Portfolio.........................       $ 65,804
Core Bond Strategy Portfolio................................          1,704
Fundamental Growth Strategy Portfolio.......................         11,625
Global Allocation Strategy Portfolio........................            637
Intermediate Government Bond Portfolio......................          4,568
Large Cap Core Strategy Portfolio...........................          7,864
--------------------------------------------------------------------------------

MLPF&S earned commissions on the execution of portfolio security transactions aggregating $74,930 in the Balanced Capital Strategy Portfolio, $133,986 in the Fundamental Growth Strategy Portfolio, and $25,997 in the Global Allocation Strategy Portfolio for the year ended December 31, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended December 31, 2003, the Fund reimbursed MLIM an aggregate of $19,257 in Balanced Capital Strategy Portfolio, $3,106 in Core Bond Strategy Portfolio, $5,823 in Fundamental Growth Strategy Portfolio, $3,303 in Global Allocation Strategy Portfolio, $2,079 in High Yield Portfolio, $4,993 in Intermediate Government Bond Portfolio, $4,818 in Large Cap Core Strategy Portfolio, and $9,767 in Money Reserves Portfolio for certain accounting services.

Merrill Lynch Life Insurance Company reimbursed High Yield Portfolio $88,958 for realized losses on the disposal of investments related to a revised capital share transaction.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, FDS, PSI, FAMD, and/or ML & Co.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2003 were as follows:

                                                                            FUNDAMENTAL      GLOBAL
                                              BALANCED        CORE BOND        GROWTH      ALLOCATION
                                          CAPITAL STRATEGY     STRATEGY       STRATEGY      STRATEGY      HIGH YIELD
                                             PORTFOLIO        PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
Total Purchases.........................   $  864,696,053    $417,031,284   $275,569,475   $59,315,246   $135,224,173
                                           ==============    ============   ============   ===========   ============
Total Sales.............................   $1,007,926,670    $423,017,991   $296,226,428   $68,200,459   $127,805,173
                                           ==============    ============   ============   ===========   ============


                                           INTERMEDIATE      LARGE CAP
                                            GOVERNMENT     CORE STRATEGY
                                          BOND PORTFOLIO     PORTFOLIO
----------------------------------------  ------------------------------
Total Purchases.........................   $552,922,674    $283,725,721
                                           ============    ============
Total Sales.............................   $577,245,631    $294,151,674
                                           ============    ============

As of December 31, 2003, unrealized appreciation/depreciation for Federal income tax purposes were as follows:

                                                              BALANCED        CORE BOND        FUNDAMENTAL      GLOBAL ALLOCATION
                                                          CAPITAL STRATEGY     STRATEGY      GROWTH STRATEGY        STRATEGY
                                                             PORTFOLIO        PORTFOLIO         PORTFOLIO           PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
Appreciated securities..................................   $   85,095,722    $  2,851,338     $ 46,225,163        $ 34,714,479
Depreciated securities..................................      (41,822,105)       (267,762)      (1,251,383)         (6,897,114)
                                                           --------------    ------------     ------------        ------------
Net unrealized appreciation (depreciation)..............   $   43,273,617    $  2,583,576     $ 44,973,780        $ 27,817,365
                                                           ==============    ============     ============        ============
Cost for Federal income tax purposes, including
 options................................................   $1,012,077,335    $153,758,752     $286,316,252        $170,198,082
                                                           ==============    ============     ============        ============

Net realized gains (losses) for the year ended December 31, 2003 and net unrealized gains (losses) as of December 31, 2003 were as follows:

                                                   BALANCED CAPITAL               CORE BOND              FUNDAMENTAL GROWTH
                                                  STRATEGY PORTFOLIO         STRATEGY PORTFOLIO          STRATEGY PORTFOLIO
                                              --------------------------   -----------------------   --------------------------
                                                REALIZED     UNREALIZED     REALIZED    UNREALIZED
                                                 GAINS          GAINS        GAINS        GAINS        REALIZED     UNREALIZED
                                                (LOSSES)      (LOSSES)      (LOSSES)     (LOSSES)       LOSSES        LOSSES
-------------------------------------------------------------------------------------------------------------------------------
Investments:
 Long-term securities.......................  $(26,301,257)  $49,282,762   $3,714,514   $2,626,985   $(30,049,499)  $45,749,610
 Short-term securities......................            --            --          379          --              --            --
 Deferred foreign capital gain tax..........            --            --           --          --              --            --
 Financial futures contracts................     2,798,223        77,393       49,608     (66,752)             --            --
 Options purchased..........................        32,738            --        4,352          --              --            --
 Swaps......................................     1,180,345         5,990      654,793         784              --            --
 Options written............................        (1,386)           --       38,677          --              --            --
                                              ------------   -----------   ----------   ----------   ------------   -----------
Total investments...........................   (22,291,337)   49,366,145    4,462,323   2,561,017     (30,049,499)   45,749,610
                                              ------------   -----------   ----------   ----------   ------------   -----------
Currency transactions:
 Forward foreign exchange contracts.........            --       (65,048)          --     (28,464)             --            --
 Foreign currency transactions..............         4,952        30,748       (7,600)        211         (13,188)           (9)
                                              ------------   -----------   ----------   ----------   ------------   -----------
Total currency transactions.................         4,952       (34,300)      (7,600)    (28,253)        (13,188)           (9)
                                              ------------   -----------   ----------   ----------   ------------   -----------
Total.......................................  $(22,286,385)  $49,331,845   $4,454,723   $2,532,764   $(30,062,687)  $45,749,601
                                              ============   ===========   ==========   ==========   ============   ===========

                                                 GLOBAL ALLOCATION
                                                 STRATEGY PORTFOLIO
                                              ------------------------
                                               REALIZED    UNREALIZED
                                                GAINS         GAINS
                                               (LOSSES)     (LOSSES)
--------------------------------------------  ------------------------
Investments:
 Long-term securities.......................  $  887,346   $28,783,706
 Short-term securities......................          --            --
 Deferred foreign capital gain tax..........          --      (411,142)
 Financial futures contracts................   1,180,684       380,245
 Options purchased..........................          --            --
 Swaps......................................          --            --
 Options written............................     435,678       (42,246)
                                              ----------   -----------
Total investments...........................   2,503,708    28,710,563
                                              ----------   -----------
Currency transactions:
 Forward foreign exchange contracts.........    (765,184)     (208,788)
 Foreign currency transactions..............   2,079,274        84,369
                                              ----------   -----------
Total currency transactions.................   1,314,090      (124,703)
                                              ----------   -----------
Total.......................................  $3,817,798   $28,585,860
                                              ==========   ===========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


                    INTERMEDIATE    LARGE CAP CORE      MONEY
     HIGH YIELD      GOVERNMENT        STRATEGY        RESERVE
     PORTFOLIO     BOND PORTFOLIO     PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------
    $  6,949,880    $  2,198,983     $ 44,411,818    $    120,471
      (5,229,086)     (1,302,701)      (6,463,062)        (11,991)
    ------------    ------------     ------------    ------------
    $  1,720,794    $    896,282     $ 37,948,756    $    108,480
    ============    ============     ============    ============
    $101,596,498    $220,155,519     $229,434,636    $401,160,495
    ============    ============     ============    ============

                                    INTERMEDIATE
                                     GOVERNMENT               LARGE CAP CORE             MONEY RESERVE
      HIGH YIELD PORTFOLIO         BOND PORTFOLIO           STRATEGY PORTFOLIO             PORTFOLIO
    ------------------------   -----------------------   -------------------------   ---------------------
                                REALIZED
     REALIZED     UNREALIZED     GAINS      UNREALIZED    REALIZED     UNREALIZED    REALIZED   UNREALIZED
      LOSSES        GAINS       (LOSSES)      GAINS         GAINS         GAINS       GAINS       GAINS
----------------------------------------------------------------------------------------------------------
    $(7,486,521)  $1,689,421   $5,057,086    $882,181    $17,557,996   $41,282,573   $19,805     $108,480
             --          --            --          --             --            --        --           --
             --          --            --          --             --            --        --           --
             --          --       116,846          --             --            --        --           --
             --          --        11,904          --             --            --        --           --
             --          --      (494,569)   (192,809)            --            --        --           --
             --          --        34,818       2,252             --            --        --           --
    -----------   ----------   ----------    --------    -----------   -----------   -------     --------
     (7,486,521)  1,689,421     4,726,085     691,624     17,557,996    41,282,573    19,805      108,480
    -----------   ----------   ----------    --------    -----------   -----------   -------     --------
             --          --            --          --             --            --        --           --
             --          --            --          33             --            --        --           --
    -----------   ----------   ----------    --------    -----------   -----------   -------     --------
             --          --            --          33             --            --        --           --
    -----------   ----------   ----------    --------    -----------   -----------   -------     --------
    $(7,486,521)  $1,689,421   $4,726,085    $691,657    $17,557,996   $41,282,573   $19,805     $108,480
    ===========   ==========   ==========    ========    ===========   ===========   =======     ========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

Transactions in options written for the year ended December 31, 2003 for Balanced Capital Strategy Portfolio, Core Bond Strategy Portfolio, Global Allocation Strategy Portfolio and Intermediate Government Bond Portfolio are as follows:

                                                                                                                INTERMEDIATE
                                                              BALANCED CAPITAL            CORE BOND              GOVERNMENT
                                                             STRATEGY PORTFOLIO      STRATEGY PORTFOLIO        BOND PORTFOLIO
                                                            ---------------------   ---------------------   ---------------------
                                                            NUMBER OF   PREMIUMS    NUMBER OF   PREMIUMS    NUMBER OF   PREMIUMS
                                                            CONTRACTS   RECEIVED    CONTRACTS   RECEIVED    CONTRACTS   RECEIVED
---------------------------------------------------------------------------------------------------------------------------------
Outstanding put options written, at beginning of year.....      --      $      --       --      $      --        --     $      --
Options written...........................................     134        738,648       68        536,493       168       877,090
Options expired...........................................     (71)      (122,180)     (33)       (65,370)     (121)      (60,400)
Options closed............................................     (63)      (616,468)     (35)      (471,123)      (45)     (808,105)
                                                               ---      ---------      ---      ---------     -----     ---------
Outstanding put options written, at end of year...........      --             --       --             --         2     $   8,585
                                                               ===      =========      ===      =========     =====     =========

                                                                                                                INTERMEDIATE
                                      BALANCED CAPITAL            CORE BOND           GLOBAL ALLOCATION          GOVERNMENT
                                     STRATEGY PORTFOLIO      STRATEGY PORTFOLIO      STRATEGY PORTFOLIO        BOND PORTFOLIO
                                    ---------------------   ---------------------   ---------------------   ---------------------
                                    NUMBER OF   PREMIUMS    NUMBER OF   PREMIUMS    NUMBER OF   PREMIUMS    NUMBER OF   PREMIUMS
                                    CONTRACTS   RECEIVED    CONTRACTS   RECEIVED    CONTRACTS   RECEIVED    CONTRACTS   RECEIVED
---------------------------------------------------------------------------------------------------------------------------------
Outstanding call options written,
 at beginning of year.............      --      $      --       --      $      --     2,339+    $ 389,748        --     $      --
Options written...................     128        621,466       65        476,913     2,018       344,898       149       834,882
Options expired...................    (117)       (42,465)     (56)       (24,190)   (2,349)     (396,941)     (132)      (39,807)
Options exercised.................      --             --       --             --      (635)     (115,747)       --            --
Options closed....................     (11)      (579,001)      (9)      (452,723)     (728)     (117,514)      (15)     (786,490)
                                      ----      ---------      ---      ---------    ------     ---------     -----     ---------
Outstanding call options written,
 at end of year...................      --             --       --             --       645     $ 104,444         2     $   8,585
                                      ====      =========      ===      =========    ======     =========     =====     =========

+ Beginning of year balance has been adjusted by 47 contracts as a result of corporate action including Microsoft Corporation.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

                                             BALANCED CAPITAL                CORE BOND              FUNDAMENTAL GROWTH
                                            STRATEGY PORTFOLIO          STRATEGY PORTFOLIO          STRATEGY PORTFOLIO
                                        --------------------------   -------------------------   -------------------------
FOR THE YEAR ENDED                                      DOLLAR                       DOLLAR                      DOLLAR
DECEMBER 31, 2003                         SHARES        AMOUNT         SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold...........................     678,542   $   8,147,155    1,307,582   $ 15,579,834      774,296   $ 13,226,652
Shares issued resulting from
 reorganization.......................          --              --           --             --           --             --
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................   1,620,341      21,275,068      610,858      7,260,928       61,841      1,230,011
                                        ----------   -------------   ----------   ------------   ----------   ------------
Total issued..........................   2,298,883      29,422,223    1,918,440     22,840,762      836,137     14,456,663
Shares redeemed.......................  (8,523,497)   (100,794,540)  (2,638,105)   (31,487,767)  (2,307,438)   (39,127,804)
                                        ----------   -------------   ----------   ------------   ----------   ------------
Net increase (decrease)...............  (6,224,614)  $ (71,372,317)    (719,665)  $ (8,647,005)  (1,471,301)  $(24,671,141)
                                        ==========   =============   ==========   ============   ==========   ============

                                            GLOBAL ALLOCATION
                                           STRATEGY PORTFOLIO
                                        -------------------------
FOR THE YEAR ENDED                                      DOLLAR
DECEMBER 31, 2003                         SHARES        AMOUNT
--------------------------------------  -------------------------
Shares sold...........................   1,620,816   $ 20,452,804
Shares issued resulting from
 reorganization.......................   1,251,881     16,447,738
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................     436,733      5,972,495
                                        ----------   ------------
Total issued..........................   3,309,430     42,873,037
Shares redeemed.......................  (1,441,024)   (17,172,736)
                                        ----------   ------------
Net increase (decrease)...............   1,868,406   $ 25,700,301
                                        ==========   ============

                                            BALANCED CAPITAL                 CORE BOND              FUNDAMENTAL GROWTH
                                           STRATEGY PORTFOLIO           STRATEGY PORTFOLIO          STRATEGY PORTFOLIO
                                       ---------------------------   -------------------------   -------------------------
FOR THE YEAR ENDED                                      DOLLAR                       DOLLAR                      DOLLAR
DECEMBER 31, 2002                        SHARES         AMOUNT         SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold..........................      444,050   $   5,340,057    2,039,787   $ 23,519,080    1,272,153   $ 25,159,814
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................    2,617,008      28,774,932      578,547      6,635,686       83,919      1,299,524
                                       -----------   -------------   ----------   ------------   ----------   ------------
Total issued.........................    3,061,058      34,114,989    2,618,334     30,154,766    1,356,072     26,459,338
Shares redeemed......................  (10,781,994)   (133,028,994)  (1,837,330)   (21,200,350)  (3,543,773)   (63,335,340)
                                       -----------   -------------   ----------   ------------   ----------   ------------
Net increase (decrease)..............   (7,720,936)  $ (98,914,005)     781,004   $  8,954,416   (2,187,701)  $(36,876,002)
                                       ===========   =============   ==========   ============   ==========   ============

                                           GLOBAL ALLOCATION
                                          STRATEGY PORTFOLIO
                                       -------------------------
FOR THE YEAR ENDED                                     DOLLAR
DECEMBER 31, 2002                        SHARES        AMOUNT
-------------------------------------  -------------------------
Shares sold..........................     705,929   $  8,002,562
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     548,299      5,751,926
                                       ----------   ------------
Total issued.........................   1,254,228     13,754,488
Shares redeemed......................  (2,096,066)   (23,762,726)
                                       ----------   ------------
Net increase (decrease)..............    (841,838)  $(10,008,238)
                                       ==========   ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

            HIGH YIELD            INTERMEDIATE GOVERNMENT            LARGE CAP                  MONEY RESERVES
            PORTFOLIO                 BOND PORTFOLIO          CORE STRATEGY PORTFOLIO             PORTFOLIO
    --------------------------   -------------------------   -------------------------   ----------------------------
                     DOLLAR                      DOLLAR                      DOLLAR                        DOLLAR
      SHARES         AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------
     14,538,309   $ 79,466,453    1,437,352   $ 16,660,368    1,099,560   $ 17,243,572    146,472,682   $ 146,472,682
             --             --           --             --           --             --             --              --
                     7,274,168      942,934     10,853,928       64,068      1,175,000      3,950,860       3,950,860
      1,342,219
    -----------   ------------   ----------   ------------   ----------   ------------   ------------   -------------
     15,880,528     86,740,621    2,380,286     27,514,296    1,163,628     18,418,572    150,423,542     150,423,542
    (14,833,885)   (81,250,589)  (5,011,972)   (57,983,457)  (2,004,445)   (31,013,475)  (214,540,575)   (214,540,575)
    -----------   ------------   ----------   ------------   ----------   ------------   ------------   -------------
      1,046,643   $  5,490,032   (2,631,686)  $(30,469,161)    (840,817)  $(12,594,903)   (64,117,033)  $ (64,117,033)
    ===========   ============   ==========   ============   ==========   ============   ============   =============

            HIGH YIELD            INTERMEDIATE GOVERNMENT            LARGE CAP                  MONEY RESERVES
            PORTFOLIO                 BOND PORTFOLIO          CORE STRATEGY PORTFOLIO             PORTFOLIO
    --------------------------   -------------------------   -------------------------   ----------------------------
                     DOLLAR                      DOLLAR                      DOLLAR                        DOLLAR
      SHARES         AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------
     15,724,244   $ 84,200,082    3,556,441   $ 40,501,078      880,626   $ 13,217,369    180,130,120   $ 180,130,120
                     7,729,182      908,311     10,242,529      145,337      2,010,012      8,185,324       8,185,324
      1,446,172
    -----------   ------------   ----------   ------------   ----------   ------------   ------------   -------------
     17,170,416     91,929,264    4,464,752     50,743,607    1,025,963     15,227,381    188,315,444     188,315,444
    (13,452,722)   (73,773,973)  (4,209,513)   (47,433,037)  (2,809,713)   (44,267,988)  (231,811,539)   (231,811,539)
    -----------   ------------   ----------   ------------   ----------   ------------   ------------   -------------
      3,717,694   $ 18,155,291      255,239   $  3,310,570   (1,783,750)  $(29,040,607)   (43,496,095)  $ (43,496,095)
    ===========   ============   ==========   ============   ==========   ============   ============   =============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

5. REVERSE REPURCHASE AGREEMENTS:

For the year ended December 31, 2003, the Intermediate Government Bond Portfolio's average amount borrowed under reverse repurchase agreements was approximately $721,000 and daily weighted average interest rate was 0.03%.

6. SHORT-TERM BORROWINGS:

The Fund (excluding the Money Reserve Portfolio), along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2003.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

7. DISTRIBUTIONS TO SHAREHOLDERS:

The Fund paid the following ordinary income dividends on January 2, 2004 to shareholders of record on December 31, 2003.

                                                              PER SHARE
PORTFOLIO                                                      AMOUNT
-----------------------------------------------------------------------
Core Bond Strategy..........................................  $.073651
High Yield..................................................  $.053778
Intermediate Government Bond................................  $.028392
-----------------------------------------------------------------------

The Fund paid the following ordinary income dividends on February 2, 2004 to shareholders of record on January 30, 2004.

                                                              PER SHARE
PORTFOLIO                                                      AMOUNT
-----------------------------------------------------------------------
Core Bond Strategy..........................................  $.033075
High Yield..................................................  $.024687
Intermediate Government Bond................................  $.027648
-----------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended December 31, 2003 and December 31, 2002 was as follows:

                                             BALANCED CAPITAL               CORE BOND            FUNDAMENTAL GROWTH
                                            STRATEGY PORTFOLIO         STRATEGY PORTFOLIO        STRATEGY PORTFOLIO
                                         -------------------------   -----------------------   -----------------------
                                         12/31/2003    12/31/2002    12/31/2003   12/31/2002   12/31/2003   12/31/2002
----------------------------------------------------------------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $21,275,068   $28,774,932   $5,705,449   $6,635,686   $1,230,011   $1,299,524
 Net long-term capital gains...........           --            --   1,555,479           --           --           --
                                         -----------   -----------   ----------   ----------   ----------   ----------
 Total taxable distributions...........  $21,275,068   $28,774,932   $7,260,928   $6,635,686   $1,230,011   $1,299,524
                                         ===========   ===========   ==========   ==========   ==========   ==========

                                            GLOBAL ALLOCATION
                                           STRATEGY PORTFOLIO
                                         -----------------------
                                         12/31/2003   12/31/2002
---------------------------------------  -----------------------
Distributions paid from:
 Ordinary income.......................  $5,972,495   $5,751,926
 Net long-term capital gains...........                       --
                                         ----------   ----------
 Total taxable distributions...........  $5,972,495   $5,751,926
                                         ==========   ==========

As of December 31, 2003, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                 BALANCED CAPITAL        CORE BOND        FUNDAMENTAL GROWTH   GLOBAL ALLOCATION
                                                STRATEGY PORTFOLIO   STRATEGY PORTFOLIO   STRATEGY PORTFOLIO   STRATEGY PORTFOLIO
                                                ------------------   ------------------   ------------------   ------------------
Undistributed ordinary income--net............    $          --         $   979,033         $          --         $         --
Undistributed long-term capital gains--net....               --             125,393                    --                   --
                                                  -------------         -----------         -------------         ------------
Total undistributed earnings--net.............               --           1,104,426                    --                   --
Capital loss carryforward.....................     (155,088,455)(a)              --          (183,943,043)(b)      (23,714,473)(c)
Unrealized gains (losses)--net................       43,036,303*          2,471,315*           44,961,263*          26,391,865*
                                                  -------------         -----------         -------------         ------------
Total accumulated earnings (losses)--net......    $(112,052,152)        $ 3,575,741         $(138,981,780)        $  2,677,392
                                                  =============         ===========         =============         ============

(a) On December 31, 2003, the Fund had a net capital loss carryforward of $155,088,455, of which $2,257,152 expires in 2008, $48,702,411 expires in
     2009, $80,796,301 expires in 2010 and $23,332,591 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

(b) On December 31, 2003, the Fund had a net capital loss carryforward of $183,943,043, of which $78,533,293 expires in 2009, $69,532,581 expires in
     2010 and $35,877,169 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

(c) On December 31, 2003, the Fund had a net capital loss carryforward of $23,714,473 of which $13,215,372 expires in 2009, $9,479,295 expires in
     2010 and $1,019,806 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

(d) On December 31, 2003, the Fund had a net capital loss carryforward of $39,477,084, of which $230,736 expires in 2005, $3,240,218 expires in 2006,
     $1,824,536 expires in 2007, $6,196,936 expires in 2008, $8,474,548 expires in 2009, $10,420,967 expires in 2010 and $9,089,143 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

(e) On December 31, 2003, the Fund had a net capital loss carryforward of $64,718,398, of which $39,032,748 expires in 2009 and $25,685,650 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

 * The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the deferral of post-October capital losses for tax purposes, book/tax differences in the accrual of income on securities in default, book/tax basis adjustments and other book/tax temporary differences.

8. ACQUISITION OF NATURAL RESOURCES PORTFOLIO OF MERRILL LYNCH SERIES FUND,
   INC.:

On November 24, 2003, Global Allocation Strategy Portfolio of the Fund ("Global Allocation Strategy") acquired all of the net assets of Natural Resources Portfolio of Merrill Lynch Series Fund, Inc. ("Natural Resources") pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 1,335,401 shares of common stock of Natural Resources for 1,251,881 shares of common stock of Global Allocation Strategy. Natural Resources' net assets on that date of $16,447,738, including $3,233,759 of net unrealized appreciation and $193,930 of accumulated net realized capital losses, were combined with those of Global Allocation Strategy. The aggregate net assets immediately after the acquisition amounted to $189,548,487.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Concluded)
--------------------------------------------------------------------------------

          HIGH YIELD           INTERMEDIATE GOVERNMENT        LARGE CAP CORE
           PORTFOLIO               BOND PORTFOLIO           STRATEGY PORTFOLIO      MONEY RESERVES PORTFOLIO
    -----------------------   -------------------------   -----------------------   -------------------------
    12/31/2003   12/31/2002   12/31/2003    12/31/2002    12/31/2003   12/31/2002   12/31/2003    12/31/2002
-------------------------------------------------------------------------------------------------------------
    $7,274,168   $7,729,182   $ 7,714,886   $10,242,529   $1,175,000   $2,010,012   $3,950,743    $8,185,324
           --           --      3,139,042            --          --           --           117            --
    ----------   ----------   -----------   -----------   ----------   ----------   ----------    ----------
    $7,274,168   $7,729,182   $10,853,928   $10,242,529   $1,175,000   $2,010,012   $3,950,860    $8,185,324
    ==========   ==========   ===========   ===========   ==========   ==========   ==========    ==========

                              INTERMEDIATE GOVERNMENT          LARGE CAP CORE
    HIGH YIELD PORTFOLIO          BOND PORTFOLIO             STRATEGY PORTFOLIO         MONEY RESERVES PORTFOLIO
----------------------------------------------------------------------------------------------------------------
        $    714,567                $  218,803                  $         --                    $     --
                  --                   234,288                            --                          --
        ------------                ----------                  ------------                    --------
             714,567                   453,091                            --                          --
         (39,477,084)(d)                    --                   (64,718,398)(e)                      --
             784,398*                  680,313*                   37,922,580*                    108,480
        ------------                ----------                  ------------                    --------
        $(37,978,119)               $1,133,404                  $(26,795,818)                   $108,480
        ============                ==========                  ============                    ========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Independent Auditors' Report
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
MERRILL LYNCH SERIES FUND, INC.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Merrill Lynch Series Fund, Inc. (comprising the Balanced Capital Strategy, Core Bond Strategy, Fundamental Growth Strategy, Global Allocation Strategy, High Yield, Intermediate Government Bond, Large Cap Core Strategy, and Money Reserve Portfolios) as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Merrill Lynch Series Fund, Inc. as of December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 2004

--------------------------------------------------------------------------------
MERRILL LYNCH SERIES FUND, INC.
OFFICERS AND DIRECTORS (UNAUDITED)
--------------------------------------------------------------------------------

INTERESTED DIRECTOR

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  NUMBER OF
                                                                                                                PORTFOLIOS IN
                                                                                                                 FUND COMPLEX
                                      POSITION(S) HELD                               PRINCIPAL OCCUPATION(S)       OVERSEEN
    NAME, ADDRESS & AGE                  WITH FUND        LENGTH OF TIME SERVED        DURING PAST 5 YEARS       BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*                        President and       1999 to present and     President and Chairman of      123 Funds
P.O. Box 9011                          Director            1985 to present         the Merrill Lynch            160 Portfolios
Princeton, NJ 08543-9011                                                           Investment Managers, L.P.
Age: 63                                                                            ("MLIM")/Fund Asset
                                                                                   Management ("FAM")--
                                                                                   Advised Funds since 1999;
                                                                                   Chairman (Americas Region)
                                                                                   of MLIM from 2000 to 2002;
                                                                                   Executive Vice President of
                                                                                   MLIM and FAM (which terms
                                                                                   as used herein include
                                                                                   their corporate
                                                                                   predecessors) from 1983 to
                                                                                   2002; President of FAM
                                                                                   Distributors, Inc. ("FAMD")
                                                                                   from 1986 to 2002 and
                                                                                   Director thereof from 1991
                                                                                   to 2002; Executive Vice
                                                                                   President and Director of
                                                                                   Princeton Services, Inc.
                                                                                   ("Princeton Services") from
                                                                                   1993 to 2002; President of
                                                                                   Princeton Administrators,
                                                                                   L.P. from 1989 to 2002;
                                                                                   Director of Financial Data
                                                                                   Services, Inc., since 1985.
------------------------------------------------------------------------------------------------------------------------------

----------------------------  ------------------

                                 OTHER PUBLIC
                              DIRECTORSHIPS HELD
    NAME, ADDRESS & AGE          BY DIRECTOR
----------------------------  ------------------
Terry K. Glenn*                      None
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 63
--------------------------------------------------------------------------------------

* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person" as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

INDEPENDENT DIRECTORS

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 NUMBER OF
                                                                                                               PORTFOLIOS IN
                                                                                                               FUND COMPLEX
                                      POSITION(S) HELD                              PRINCIPAL OCCUPATION(S)      OVERSEEN
    NAME, ADDRESS & AGE                  WITH FUND      LENGTH OF TIME SERVED*        DURING PAST 5 YEARS       BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
Donald W. Burton                          Director        2002 to present         Manager of The Burton          23 Funds
P.O. Box 9095                                                                     Partnership, Limited         36 Portfolios
Princeton, NJ 08543-9095                                                          Partnership since 1979;
Age: 59                                                                           Managing General Partner of
                                                                                  the South Atlantic Venture
                                                                                  Funds, Limited Partnerships
                                                                                  and Chairman of South
                                                                                  Atlantic Private Equity
                                                                                  Fund IV, Limited
                                                                                  Partnership since 1983;
                                                                                  Member of the Investment
                                                                                  Advisory Council of the
                                                                                  Florida State Board of
                                                                                  Administration since 2001.
----------------------------------------------------------------------------------------------------------------------------

----------------------------  ---------------------

                                  OTHER PUBLIC
                              DIRECTORSHIPS HELD BY
    NAME, ADDRESS & AGE             DIRECTOR
----------------------------  ---------------------
Donald W. Burton              ITC DeltaCom, Inc.,
P.O. Box 9095                 ITC Financial
Princeton, NJ 08543-9095      Services, Knology,
Age: 59                       Inc., PriCare, Inc.,
                              Symbion, Inc.

---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS (UNAUDITED) (CONCLUDED)

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 NUMBER OF
                                                                                                               PORTFOLIOS IN
                                                                                                               FUND COMPLEX
                                      POSITION(S) HELD                              PRINCIPAL OCCUPATION(S)      OVERSEEN
    NAME, ADDRESS & AGE                  WITH FUND      LENGTH OF TIME SERVED*        DURING PAST 5 YEARS       BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
M. Colyer Crum                            Director        2000 to present         James R. Williston             24 Funds
P.O. Box 9095                                                                     Professor of Investment      37 Portfolios
Princeton, NJ 08543-9095                                                          Management Emeritus,
Age: 71                                                                           Harvard Business School
                                                                                  since 1996; Chairman and
                                                                                  Director of Phaeton
                                                                                  International, Ltd. from
                                                                                  1985 to present; Director
                                                                                  of Cambridge Bancorp since
                                                                                  1969.
----------------------------------------------------------------------------------------------------------------------------
Laurie Simon Hodrick                      Director        2000 to present         Professor of Finance and       23 Funds
P.O. Box 9095                                                                     Economics, Graduate School   36 Portfolios
Princeton, NJ 08543-9095                                                          of Business, Columbia
Age: 41                                                                           University since 1998;
                                                                                  Associate Professor of
                                                                                  Finance and Economics,
                                                                                  Graduate School of
                                                                                  Business, Columbia
                                                                                  University from 1996 to
                                                                                  1998.
----------------------------------------------------------------------------------------------------------------------------
David H. Walsh                            Director        2003 to present         Consultant with Putnam         23 Finds
P.O. Box 9095                                                                     Investments since 1993 and   36 Portfolios
Princeton, NJ 08543-9095                                                          employed in various
Age: 62                                                                           capacities therewith from
                                                                                  1971 to 1992; Director of
                                                                                  the National Audubon
                                                                                  Society since 2000;
                                                                                  Director of the American
                                                                                  Museum of Fly Fishing since
                                                                                  1998.
----------------------------------------------------------------------------------------------------------------------------
Fred G. Weiss                             Director        2000 to present         Managing Director of FGW       23 Funds
P.O. Box 9095                                                                     Associates since 1997; Vice  36 Portfolios
Princeton, NJ 08543-9095                                                          President, Planning,
Age: 62                                                                           Investment and Development
                                                                                  of Warner Lambert Co. from
                                                                                  1979 to 1997; Director of
                                                                                  BTG International, PLC
                                                                                  since 2001; Director of
                                                                                  KIMC Investment, Inc. since
                                                                                  2003; Director of Osmotica
                                                                                  Holdings Corp. AVV since
                                                                                  2003.

----------------------------  ---------------------

                                  OTHER PUBLIC
                              DIRECTORSHIPS HELD BY
    NAME, ADDRESS & AGE             DIRECTOR
----------------------------  ---------------------
M. Colyer Crum                Cambridge
P.O. Box 9095                 Bancorp
Princeton, NJ 08543-9095
Age: 71
----------------------------------------------------------------------------------------------------------------------------
Laurie Simon Hodrick          None
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 41
----------------------------------------------------------------------------------------------------------------------------
David H. Walsh                None
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 62
----------------------------------------------------------------------------------------------------------------------------
Fred G. Weiss                 Watson
P.O. Box 9095                 Pharmaceuticals Inc.
Princeton, NJ 08543-9095
Age: 62

--------------------------------------------------------------------------------
* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31, of the year which they turn 72.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND OFFICERS (UNAUDITED)

--------------------------------------------------------------------------
                                  POSITION(S) HELD
      NAME, ADDRESS & AGE            WITH FUND      LENGTH OF TIME SERVED*
--------------------------------------------------------------------------
Donald C. Burke                   Vice President     1993 to present and
P.O. Box 9011                     and Treasurer        1999 to present
Princeton, NJ 08543-9011
Age: 43
--------------------------------------------------------------------------
Robert C. Doll, Jr.               Senior Vice          1999 to present
P.O. Box 9011                     President
Princeton, NJ 08543-9011
Age: 49
--------------------------------------------------------------------------
Kevin J. McKenna                  Senior Vice          1998 to present
P.O. Box 9011                     President
Princeton, NJ 08543-9011
Age: 46
--------------------------------------------------------------------------
B. Daniel Evans                   Vice President       2002 to present
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 59
--------------------------------------------------------------------------
Lawrence Fuller                   Vice President       1998 to present
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 62
--------------------------------------------------------------------------
Patrick Maldari                   Vice President       2002 to present
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 41
--------------------------------------------------------------------------
Robert F. Murray                  Vice President       1998 to present
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 46
--------------------------------------------------------------------------
Thomas Musmanno                   Vice President       2001 to present
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 34
--------------------------------------------------------------------------
James Pagano                      Vice President       2002 to present
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 41
--------------------------------------------------------------------------
Jacqueline Rogers-Ayoub           Vice President       1996 to present
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 46
--------------------------------------------------------------------------
Kurt Schansinger                  Vice President       2001 to present
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 43
--------------------------------------------------------------------------
Dennis W. Stattman                Vice President       2001 to present
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 52
--------------------------------------------------------------------------
Frank Viola                       Vice President       2003 to present
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 39
--------------------------------------------------------------------------

--------------------------------  ------------------------------------------------------------

      NAME, ADDRESS & AGE                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------  ------------------------------------------------------------
Donald C. Burke                   First Vice President of MLIM and FAM since 1997 and
P.O. Box 9011                     Treasurer thereof since 1999; Senior Vice President and
Princeton, NJ 08543-9011          Treasurer of Princeton Services since 1999; Vice President
Age: 43                           of FAMD since 1999; Director of MLIM Taxation since 1990.
--------------------------------------------------------------------------
Robert C. Doll, Jr.               President of MLIM and member of the Executive Management
P.O. Box 9011                     Committee of ML & Co., Inc. since 2001; Global Chief
Princeton, NJ 08543-9011          Investment Officer and Senior Portfolio Manager of MLIM
Age: 49                           since 1999; Chief Investment Officer of Equities at
                                  Oppenheimer Funds, Inc. from 1990 to 1999 and Chief
                                  Investment Officer thereof from 1998 to 1999; Executive Vice
                                  President of Oppenheimer Funds, Inc. from 1991 to 1999.
--------------------------------------------------------------------------
Kevin J. McKenna                  Managing Director of MLIM since 2000; Director (Global Fixed
P.O. Box 9011                     Income) of MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 46
--------------------------------------------------------------------------
B. Daniel Evans                   Director (Global Fixed Income) of MLIM since 2000; Vice
P.O. Box 9011                     President of MLIM from 1995 to 2000.
Princeton, NJ 08543-9011
Age: 59
--------------------------------------------------------------------------
Lawrence Fuller                   Managing Director of MLIM since 2000; Director (Equities) of
P.O. Box 9011                     MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 62
--------------------------------------------------------------------------
Patrick Maldari                   Managing Director of MLIM since 2000; Director (Global Fixed
P.O. Box 9011                     Income) of MLIM from 1998 to 2000.
Princeton, NJ 08543-9011
Age: 41
--------------------------------------------------------------------------
Robert F. Murray                  Director (Global Fixed Income) of MLIM since 2001; Vice
P.O. Box 9011                     President of MLIM from 1997 to 2001.
Princeton, NJ 08543-9011
Age: 46
--------------------------------------------------------------------------
Thomas Musmanno                   Vice President of MLIM since 1997.
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 34
--------------------------------------------------------------------------
James Pagano                      Vice President of MLIM since 1996.
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 41
--------------------------------------------------------------------------
Jacqueline Rogers-Ayoub           Vice President of MLIM since 1986.
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 46
--------------------------------------------------------------------------
Kurt Schansinger                  Managing Director of MLIM since 2000; Director (Equities) of
P.O. Box 9011                     MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 43
--------------------------------------------------------------------------
Dennis W. Stattman                Managing Director of MLIM since 2000; Director (Equities) of
P.O. Box 9011                     MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 52
--------------------------------------------------------------------------
Frank Viola                       Managing Director of MLIM and head of the Global Fixed
P.O. Box 9011                     Income Structured Asset Team since 2002; Director (Global
Princeton, NJ 08543-9011          Fixed Income) of MLIM from 2000 to 2001 and Vice President
Age: 39                           from 1997 to 2000.
--------------------------------------------------------------------------

--------------------------------------------------------------------------------



FUND OFFICERS (UNAUDITED) (CONCLUDED)

--------------------------------------------------------------------------
                                  POSITION(S) HELD
      NAME, ADDRESS & AGE            WITH FUND      LENGTH OF TIME SERVED*
--------------------------------------------------------------------------
Phillip S. Gillespie              Secretary            2003 to present
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 39
--------------------------------------------------------------------------
* Officers of the Fund serve at the pleasure of the Board of Directors.
--------------------------------------------------------------------------

--------------------------------  ------------------------------------------------------------

      NAME, ADDRESS & AGE                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------  ------------------------------------------------------------
Phillip S. Gillespie              First Vice President of MLIM since 2001; Director (Legal
P.O. Box 9011                     Advisory) from 2000 to 2001; Vice President from 1999 to
Princeton, NJ 08543-9011          2000; Attorney associated with MLIM since 1998; Assistant
Age: 39                           General Counsel of Chancellor LGT Asset Management, Inc.,
                                  form 1997 to 1998.
--------------------------------------------------------------------------
* Officers of the Fund serve at
--------------------------------------------------------------------------

--------------------------------------------------------------------------------

Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.
--------------------------------------------------------------------------------

PRINCIPAL OFFICE OF THE FUND
Box 9011
Princeton, New Jersey 08543-9011
CUSTODIAN
The Bank of New York
100 Church Street
New York, New York 10286
TRANSFER AGENT
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
800-637-3863

--------------------------------------------------------------------------------

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of Merrill Lynch Series Fund, Inc. This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in Money Reserve Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although Money Reserve Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www/sec.gov.

59828-12/03

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
         (ii) each audit committee financial expert is independent: (1) Donald
         W. Burton, (2) M. Colyer Crum, (3) Laurie Simon Hodrick, (4) David H. Walsh and (5) Fred G. Weiss.

         The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
         Item 3(c)(4) of Form N-CSR.

         Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

         M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Principal Accountant Fees and Services

      (a)   Audit Fees - 2003 -- $122,600 2002 -- $132,800

      (b) Audit-Related Fees - 2003 -- $17,400 2002 -- $0 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees above.

      (c)   Tax Fees - 2003 -- $61,410 2002 -- $57,500 The nature of the services include tax compliance, tax advice and tax planning.

      (d)   All Other Fees - 2003 -- $0 2002 -- $0

      (e) (1)The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
            a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

      (e)   (2) 0%

      (f)   N/A

      (g)   2003 -- $18,690,437 2002 -- $17,012,158

      (h) The registrant's audit committee has considered that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item  5 - Audit Committee of Listed Registrants - Not Applicable

Item  6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item  8 - Reserved

Item  9 - Controls and Procedures

9(a)- The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

9(b)- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits attached hereto

10(a) - Not Applicable

10(b) - Attached hereto

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Merrill Lynch Series Fund, Inc.

      By:     /s/ Terry K. Glenn
              ------------------
              Terry K. Glenn,
              President of
              Merrill Lynch Series Fund, Inc.

      Date: February 23, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

      By:    /s/ Terry K. Glenn
             ------------------
             Terry K. Glenn,
             President of
             Merrill Lynch Series Fund, Inc.

      Date: February 23, 2004

      By:    /s/ Donald C. Burke
             -------------------
             Donald C. Burke,
             Chief Financial Officer of
             Merrill Lynch Series Fund, Inc.

      Date: February 23, 2004